KPMG

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Financial Statements
and Supplemental Schedules

December 31, 2009 and 2008

(With Report of Independent Registered
Public Accounting Firm Thereon)

KPMG

KPMG LLP
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder

Allianz Life Insurance Company of New York:

We have audited the accompanying balance sheets of Allianz Life Insurance Company of New York (the Company) as of December 31, 2009 and 2008, and the related statements of operations, comprehensive income (loss), stockholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Allianz Life Insurance Company of New York as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in note 2 to the financial statements, the Company has changed its method of evaluating other-than-temporary impairments of fixed-maturity securities due to the adoption of new accounting requirements issued by the Financial Accounting Standards Board (FASB), as of January 1, 2009. Also as discussed in note 2 to the financial statements, the Company adopted new accounting guidance issued by the FASB related to fair value measurements, effective January 1, 2008.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included in Schedules I, II, and III is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ KPMG LLP

March 22, 2010

KPMG LLP, a U.S. limited liability partnership, is the U.S.
member firm of KPMG International, a Swiss cooperative

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Balance Sheets

December 31, 2009 and 2008

(In thousands, except share data)

Assets	2009	2008
Investments:
Fixed-maturity securities, available-for-sale, at fair value
(amortized cost of $454,023 and $347,328, respectively)	$467,248	$362,843
Short-term securities	7,069	30,296
Policy loans	345	163
Total investments	474,662	393,302
Cash	11,465	3,581
Accrued investment income	5,378	4,677
Receivables (net of allowance for uncollectible accounts
of $180 and $0, respectively)	656	—
Reinsurance recoverables and receivables	1,408	1,177
Deferred acquisition costs	47,696	58,339
Other assets	12,274	15,739
Assets, exclusive of separate accounts assets	553,539	476,815
Separate account assets	659,000	450,820
Total assets	$1,212,539	$927,635

 (Continued)

2

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Balance Sheets

December 31, 2009 and 2008

(In thousands, except share data)

Liabilities and Stockholder’s Equity	2009	2008
Policyholder liabilities:
Policy and contract account balances	$417,734	$362,186
Future policy benefit reserves	11,321	21,861
Policy and contract claims	3,006	3,295
Unearned premiums	1,218	1,026
Other policyholder funds	1,841	3,993
Total policyholder liabilities	435,120	392,361
Other liabilities	17,453	2,929
Liabilities, exclusive of separate account liabilities	452,573	395,290
Separate account liabilities	659,000	450,820
Total liabilities	1,111,573	846,110
Stockholder’s equity:
Common stock, $10 par value; 200,000 shares authorized, issued,
and outstanding at December 31, 2009 and 2008	2,000	2,000
Additional paid-in capital	32,500	32,500
Retained earnings	61,582	42,793
Accumulated other comprehensive income, net of tax	4,884	4,232
Total stockholder’s equity	100,966	81,525
Total liabilities and stockholder’s equity	$1,212,539	$927,635
See accompanying notes to financial statements.

3

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statement of Operations

Years ended December 31, 2009, 2008, and 2007

(In thousands)

	2009	2008	2007
Revenue:
Premiums	$5,033	$4,591	$6,563
Policy fees	12,617	12,471	11,819
Premiums and policy fees, ceded	(1,869)	(2,038)	(4,824)
Net premiums and policy fees	15,781	15,024	13,558
Interest and similar income, net	24,590	19,703	16,740
Derivative loss	(6,417)	(1,412)	(314)
Realized investment losses, net	(216)	(30,175)	(6,035)
Other revenue	530	1,205	8,538
Total revenue	34,268	4,345	32,487
Benefits and expenses:
Policyholder benefits	5,103	8,170	8,012
Change in fair value of annuity embedded derivatives	(8,010)	11,251	(2,594)
Benefit recoveries	(1,833)	(1,584)	(5,196)
Net interest credited to account values	14,014	10,749	8,022
Net benefits	9,274	28,586	8,244
Commissions and other agent compensation	11,300	13,372	9,764
General and administrative expenses	8,332	9,766	13,102
Change in deferred acquisition costs, net	(4,081)	(23,794)	(9,649)
Total benefits and expenses	24,825	27,930	21,461
Income (loss) from operations before income taxes	9,443	(23,585)	11,026
Income tax expense (benefit):
Current	3,661	(3,328)	(1,537)
Deferred	(173)	(5,903)	4,753
Total income tax expense (benefit)	3,488	(9,231)	3,216
Net income (loss)	$5,955	$(14,354)	$7,810

See accompanying notes to financial statements.

4

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Comprehensive Income (Loss)

Years ended December 31, 2009, 2008, and 2007

(In thousands)

	2009	2008	2007
Net income (loss)	$5,955	$(14,354)	$7,810
Other comprehensive income:
Unrealized gains (losses) on fixed-maturity securities:
Unrealized holding gains (losses) arising during the
period, net of effect of shadow adjustments of
$(15,988), $(4,138), and $(3,581), in 2009, 2008,
and 2007, respectively, and net of tax (expense)
benefit of $(7,126), $10,061, and $1,143 in 2009,
2008, and 2007, respectively	13,236	(18,687)	(2,122)
Change in noncredit-related impairments on securities
during the period, net of effect of shadow adjustments
of $(131), and net of tax benefit of $(59)	110	—	—
Decrease in unrealized holding losses due to
reclassification adjustment for realized losses
included in net income (loss), net of tax
(expense) of $(76), $(10,561), and $(2,112)
in 2009, 2008, and 2007, respectively	140	19,614	3,923
Total other comprehensive income	13,486	927	1,801
Total comprehensive income (loss)	$19,441	$(13,427)	$9,611
See accompanying notes to financial statements.

5

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Stockholder’s Equity

Years ended December 31, 2009, 2008, and 2007

(In thousands)

				Accumulated
		Additional		other	Total
	Common	paid-in	Retained	comprehensive	stockholder’s
	stock	capital	earnings	income	equity
2007:
Balance, beginning of year	$2,000	$15,500	$49,337	$1,504	$68,341
Comprehensive income:
Net income	—	—	7,810	—	7,810
Net unrealized gain on
investments, net of
shadow adjustments
and deferred taxes	—	—	—	1,801	1,801
Total comprehensive
income					9,611
Balance, end of year	$2,000	$15,500	$57,147	$3,305	$77,952
2008:
Balance, beginning of year	$2,000	$15,500	$57,147	$3,305	$77,952
Comprehensive loss:
Net loss	—	—	(14,354)	—	(14,354)
Net unrealized gain on
investments, net of
shadow adjustments
and deferred taxes	—	—	—	927	927
Total comprehensive
loss					(13,427)
Capital contribution	—	17,000	—	—	17,000
Balance, end of year	$2,000	$32,500	$42,793	$4,232	$81,525
2009:
Balance, beginning of year	$2,000	$32,500	$42,793	$4,232	$81,525
Comprehensive income:
Net income	—	—	5,955	—	5,955
Net unrealized gain on
investments, net of
shadow adjustments
and deferred taxes	—	—	—	13,486	13,486
Total comprehensive
income					19,441
Adjustment to initially apply
new investment accounting
guidance, net of taxes and
shadow adjustments	—	—	12,834	(12,834)	—
Balance, end of year	$2,000	$32,500	$61,582	$4,884	$100,966
See accompanying notes to financial statements.

6

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Cash Flows

Years ended December 31, 2009, 2008, and 2007

(In thousands)

	2009	2008	2007
Cash flows provided by (used in) operating activities:
Net income (loss)	$5,955	$(14,354)	$7,810
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Realized investment losses	216	30,175	6,035
Change in annuity-related reserves	3,117	(969)	(3,197)
Deferred federal income tax (benefit) expense	(173)	(5,903)	4,753
Charges to policy account balances	(238)	(224)	(327)
Interest credited to account balances	14,014	10,749	8,022
Amortization of discount, net	(141)	(831)	(367)
Change in:
Receivables and other assets	(3,641)	3,407	(1,045)
Reinsurance recoverable	(231)	3,298	9,306
Deferred acquisition costs	(4,081)	(23,794)	(9,649)
Future policy benefit reserves	(10,540)	16,714	764
Policy and contract claims	(289)	(4,003)	(9,452)
Unearned premiums	192	289	371
Other policyholder funds	(2,152)	2,802	420
Accrued expenses and other	8,803	(4,331)	(17,555)
Payable to (receivable from) parent	3,118	10,568	(12,334)
Total adjustments	7,974	37,947	(24,255)
Net cash provided by (used in) operating activities	13,929	23,593	(16,445)
Cash flows (used in) provided by investing activities:
Purchase of fixed-maturity securities	(103,838)	(115,649)	(69,585)
Sale and other redemptions of fixed-maturity securities	35,093	17,576	64,649
Maturity of fixed-maturity securities	1,000	—	—
Net change in short-term securities	23,227	(29,078)	7,097
Other, net	(182)	(67)	(28)
Net cash (used in) provided by investing activities	(44,700)	(127,218)	2,133
Cash flows provided by financing activities:
Policyholders’ deposits to account balances	54,582	93,203	57,756
Policyholders’ withdrawals from account balances	(20,132)	(19,097)	(44,823)
Policyholders’ net transfers between account balances	4,205	15,224	(251)
Change in amounts drawn in excess of bank balances	—	(1,045)	(419)
Capital contribution from parent company	—	17,000	—
Net cash provided by financing activities	38,655	105,285	12,263
Net change in cash	7,884	1,660	(2,049)
Cash at beginning of year	3,581	1,921	3,970
Cash at end of year	$11,465	$3,581	$1,921
See accompanying notes to financial statements.

7

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

(1)	Organization

Allianz Life Insurance Company of New York (the Company) is a wholly owned subsidiary of Allianz Life Insurance Company of North America (Allianz Life), which is a wholly owned subsidiary of Allianz of America, Inc. (AZOA), which is a wholly owned subsidiary of Allianz Societas Europaea (Allianz SE), a European company incorporated in Germany.

The Company is a life insurance company licensed to sell annuity, accident and health, and group life policies in six states and the District of Columbia. Based on 2009 statutory net premium written, 98%, 2%, and less than 1% of the Company’s business is annuity, accident and health, and life insurance, respectively. The annuity business consists of variable, five-year deferred, and fixed-indexed annuities representing 72%, 19%, and 9% of 2009 statutory net premium written, respectively. Accident and health business comprise primarily of long-term care (LTC) insurance. During 2009, the Company discontinued selling LTC products. Life business comprises both traditional and group life and consists principally of term insurance policies. The Company’s primary distribution channels are through independent agents and third-party marketing organizations.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Presentation

The Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP), which vary in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities.

(b)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported amounts of assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations could cause actual results to differ from the estimates used in the Financial Statements. Such changes in estimates are recorded in the period they are determined.

(c)	Investment Products and Universal Life Business

Investment products consist primarily of fixed-indexed, variable, and deferred annuity products. Premium receipts are reported as deposits to the contractholders’ accounts. Policy fees on the Statements of Operations represent asset fees, cost of insurance charges, administrative fees, charges for guarantees on investment products, and surrender charges for investment products and universal life insurance. These fees have been earned and assessed against contractholders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Amounts assessed that represent compensation to the Company for services to be provided in future periods are not earned in the period assessed. Such amounts are reported as unearned

 (Continued)

8

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

premiums and recognized in operations over the period benefited using the same assumptions and factors used to amortize capitalized acquisition costs. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Derivatives embedded in fixed-indexed and variable products are recorded at fair value and changes in value are included in change in fair value of annuity embedded derivatives on the Statements of Operations. Benefits consist of interest credited to contractholders’ accounts and claims incurred in excess of the contractholders’ account balance and are included in net interest credited to account values and policyholder benefits, respectively, on the Statements of Operations.

(d)	Life and Accident and Health Insurance

Premiums on traditional life products are recognized as earned when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by establishing provisions for future policy benefits and deferring and amortizing related acquisition costs.

Accident and health premiums are recognized as earned on a pro-rata basis over the risk coverage periods. Benefits and expenses are recognized as incurred.

(e)	Deferred Acquisition Costs

Acquisition costs, consisting of commissions and other costs that vary with and are primarily related to production of new business, are deferred to the extent recoverable from future policy revenues and gross profits. For interest-sensitive products and variable annuity contracts, acquisition costs are amortized in relation to the present value of expected future gross profits from investment margins and mortality, morbidity, and expense charges. Acquisition costs for accident and health insurance policies are deferred and amortized over the lives of the policies in the same manner as premiums are earned. For traditional life and group life products, such costs are amortized over the projected earnings pattern of the related policies using the same actuarial assumptions used in computing future policy benefit reserves. Deferred acquisition costs (DAC) are reviewed for recoverability, at least annually, and adjusted when necessary. Recoverability is evaluated separately for fixed-indexed annuities, variable annuities, and life insurance products. Evaluating recoverability is a two-step process where current policy year issues are evaluated, and then in-force policies are evaluated. Before assessing recoverability, DAC is capped, if necessary, such that the balance cannot exceed the original capitalized costs plus interest.

Adjustments to DAC are made to reflect the corresponding impact on the present value of expected future gross profits from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities (commonly known as shadow DAC). These adjustments are included in accumulated other comprehensive income and are explained further in the Investments section of this note.

Changes in assumptions can have an impact on the amount of DAC reported for annuity and life insurance products and their related amortization patterns. In the event experience differs from assumptions or assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense (DAC unlocking). In general, increases in the estimated investment

 (Continued)

9

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

spreads and fees result in increased expected future profitability and may lower the rate of DAC amortization, while increases in costs of product guarantees, and lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.

The Company formally evaluates the appropriateness of the best-estimate assumptions on an annual basis. If the economic environment or policyholder behavior changes quickly and substantially, assumptions will be reviewed more frequently to affirm best estimates. Any resulting DAC unlocking is reflected prospectively on the Statements of Operations.

Adjustments may also be made to the estimated gross profits related to DAC that correspond to deferred annuities and universal life products for investment activity, such as write-downs on other-than-temporarily impaired fixed-maturity securities. Management action may include assumption changes in the DAC models, such as adjustments to expected future gross profits used, as well as inforce management action such as crediting rate changes or index rate cap adjustments. This approach applies to fixed-maturity securities purchased as investment-grade only and not noninvestment-grade items that were purchased with other yield considerations. See further discussion of DAC unlocking in note 6.

The Company assesses internal replacements on insurance contracts to determine whether such modifications significantly change the contract terms. An internal replacement represents a modification in product benefits, features, rights, or coverages that occurs by the exchange of an insurance contract for a new insurance contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. If the modification substantially changes the contract, the remaining DAC on the original contract are immediately expensed and any new DAC on the replacement contract are deferred. If the contract modification does not substantially change the contract, DAC amortization on the original contract continues and any new acquisition costs associated with the modification are immediately expensed.

(f)	Deferred Sales Inducements

Sales inducements are product features that enhance the investment yield to the contractholder on the contract. The Company offers two types of sales inducements on certain universal life and annuity contracts. The first type, an immediate bonus, increases the account value at inception, and the second type, a persistency bonus, increases the account value at the end of a specified period.

Annuity sales inducements are deferred as paid or credited to contractholders and life sales inducements are deferred and recognized as part of the liability for policy benefits. Deferred sales inducements (DSI) is reported in other assets in the Balance Sheets. They are amortized over the expected life of the contract in a manner similar to DAC and are reviewed annually for recoverability. Amortization is recorded in policyholder benefits on the Statements of Operations. DSI capitalization related to a persistency and immediate bonus on nonindexed annuities are recorded in policyholder benefits on the Statements of Operations. DSI capitalization related to an immediate bonus on fixed-indexed annuities is recorded in policy fees on the Statements of Operations at policy issuance.

 (Continued)

10

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

Adjustments to DSI are made to reflect the estimated corresponding impact on the present value of expected future gross profits from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities (commonly known as shadow DSI). These adjustments are included in accumulated other comprehensive income and are explained further in the Investments section of this note.

Adjustments may also be made to DSI related to deferred annuities for investment activity, such as write-downs on other-than-temporarily impaired fixed-maturity securities. Management action may include assumption changes in the DSI models, such as adjustments to expected future gross profits used, as well as policyholder changes, such as credited rate changes. This approach applies to fixed-maturity securities purchased at investment-grade only and not noninvestment-grade items that were purchased with other yield considerations.

(g)	Policy and Contract Account Balances

Policy and contract account balances for interest-sensitive products, which include universal life and fixed deferred annuities, are generally carried at accumulated contract values. For fixed-indexed annuity products, the policyholder obligation is divided into two parts – one part representing the value of the underlying base contract (host contract) and the second part representing the fair value of the expected index benefit over the life of the contract. The host contract is valued using principles consistent with similar deferred annuity contracts without an index benefit. The index benefit is valued at fair value using current capital market assumptions, such as index and volatility, to estimate future index levels. The index benefit valuation is also dependent upon estimates of future policyholder behavior. The Company must include provisions for the Company’s own credit risk and for risk that the Company’s assumptions about policyholder activity could differ from actual experience. The fair value determination of the index benefit is sensitive to the economic market and interest rate environment, as it is discounted at current market interest rates. There is volatility in this liability due to these external market sensitivities.

Policy and contract account balances for variable annuity products are carried at accumulated contract values. Additional reserves for any death and income benefits that may exceed the accumulated contract values are established using a range of economic scenarios and are accrued for using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. Additional reserves for accumulation and withdrawal benefits that may exceed account values are established using capital market assumptions, such as index and volatility, along with estimates of future policyholder behavior. These additional reserves are reflected in future policy benefit reserves on the Balance Sheets.

(h)	Future Policy Benefit Reserves

Future policy benefit reserves on traditional life products are computed by the net level-premium method based upon estimated future investment yield, mortality, and withdrawal assumptions, commensurate with the Company’s experience, modified as necessary to reflect anticipated trends, including possible unfavorable deviations. Most life reserve interest assumptions range from 4.0% to 6.0%.

 (Continued)

11

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

(i)	Policy and Contract Claims

Policy and contract claims include the liability for claims reported but not yet paid, claims incurred but not yet reported (IBNR), and claim settlement expenses on the Company’s accident and health business. Actuarial reserve development methods are generally used in the determination of IBNR liabilities. In cases of limited experience or lack of credible claims data, loss ratios are used to determine an appropriate IBNR liability. Claim and IBNR liabilities of a short-term nature are not discounted, but those claim liabilities resulting from disability income or long-term care benefits include interest and mortality discounting.

(j)	Reinsurance

The Company assumes and cedes business with other insurers. Reinsurance premium and benefits paid or provided are accounted for in a manner consistent with the basis used in accounting for original policies issued and the terms of the reinsurance contracts and are included in premium and policy fees, ceded and benefit recoveries, respectively, on the Statements of Operations. Insurance liabilities are reported before the effects of reinsurance. Future policy benefit reserves, policy and contract account balances, and policy and contract claims covered under reinsurance contracts are recorded as a reinsurance recoverable. Amounts paid or deemed to have been paid for claims covered by reinsurance contracts are recorded as a reinsurance receivable. Reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. Amounts due to other insurers on assumed business is recorded as a reinsurance payable, and are included in other liabilities on the Balance Sheets.

A gain recognized when the Company enters into a coinsurance agreement with a third-party reinsurer is deferred and recorded in other liabilities on the Balance Sheets. Such gains are amortized into operations over either the revenue-producing period or the claims run-off period, as appropriate, of the related reinsured policies. These amortized gains are recorded in other revenue on the Statements of Operations.

(k)	Investments

The Company classifies fixed-maturity securities as “available-for-sale.” Accordingly, the securities are carried at fair value, and related unrealized gains and losses are credited or charged directly to accumulated other comprehensive income in stockholder’s equity, net of tax and related adjustments to DAC and DSI (commonly referred to as shadow adjustments). The adjustments to DAC and DSI represent the change in amortization that would have been required as a charge or credit to operations had such unrealized amounts been realized.

In accordance with its investment policy, the Company invests primarily in high-grade marketable securities. Dividends are accrued on the date they are declared, and interest is accrued as earned. Premiums or discounts on fixed-maturity securities are amortized using the constant yield method.

Mortgage-backed securities and structured securities are amortized using anticipated prepayments. Prepayment assumptions for loan-backed securities are obtained from various external sources or internal estimates. The Company believes these assumptions are consistent with those a market

 (Continued)

12

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

participant would use. The Company recognizes income using a constant effective-yield method based on prepayment assumptions and the estimated economic life of the securities. When estimated prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments using the retrospective method. Any resulting adjustment is included in interest and similar income, net on the Statements of Operations.

Short-term securities, which include certificates of deposit, are carried at amortized cost, which approximates fair value. Policy loan balances, which are supported by the underlying cash value of the policies, are carried at unpaid principal balances, which approximate fair value.

The fair value of fixed-maturity securities are obtained from third-party pricing sources wherever possible, except for short-term securities, which are priced at amortized cost. Prices obtained from third-party pricing sources are analytically reviewed by investment managers for reasonableness. During 2009, an Independent Price Verification (IPV) process has been established, in which security pricing is obtained from a third-party source other than the sources used by the investment managers. The IPV process supports the reasonableness of price overrides and challenges by the investment managers and reviews pricing for appropriateness. Results of the IPV are reviewed by the Allianz Life Pricing Committee.

Realized gains and losses are computed based on sale lots with the highest cost basis on the trade date. Those lots are sold first. The Company adjusts DAC and DSI for unrealized gains and losses on available-for-sale investments that support policyholder liabilities. Changes in the fair value of available-for-sale investments are reflected as a direct charge or credit to accumulated other comprehensive income in stockholder’s equity, net of related adjustments for DAC, DSI, and deferred taxes that would have been recorded if these investments had been sold as of the balance sheet date.

The Company reviews the available-for-sale investment portfolio to determine whether or not declines in fair value are other-than-temporary. The Company continues to evaluate factors in addition to average cost and fair value, including credit quality, the extent and duration of the decline, market analysis, current events, recent price declines, likelihood of recovery in a reasonable period of time, and management’s judgment, to determine whether fixed income securities are considered other-than-temporarily impaired. In addition, the Investments-Debt and Equity Securities Topic of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) (ASC 320) requires that the Company evaluate other-than-temporary impairments on available-for-sale fixed-maturity securities based on additional factors. Specifically, declines in value resulting from changes in risk-free interest rates must also be considered.

Under historical accounting guidance, the Company’s absence of control over the investment manager’s decision to sell (or hold) rendered the Company unable to assert ability to hold to recovery and therefore required the Company to classify all impairments as other-than-temporary and recognize an impairment loss in the period of the decline. Under the new accounting guidance that the Company adopted in 2009, as described below, the Company has modified the Investment Mandates with its investment managers to explicitly provide for the control of certain securities. In

 (Continued)

13

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

particular, the Investment Mandates limit the net realized losses that the investment manager can incur within a reporting period and restrict turnover of the portfolio. Furthermore, the Investment Mandates establish a prohibited disposal list that restricts the ability of the investment managers to sell securities in a significant unrealized loss position and requires formal attestations from investment managers regarding their intent to sell certain securities.

When the fair value of a fixed-maturity security is less than its amortized cost, the Company assesses whether or not: (i) it has the intent to sell the security or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. The Company evaluates these factors to determine whether the Company or any of its investment managers have an intent to sell a security or a group of securities. Additionally, the Company performs a cash flow projection for several years into the future to determine whether cash needs would require the sale of any securities. If either of these conditions is met, the Company must recognize an other-than-temporary impairment for the difference between the investment’s amortized cost basis and its fair value through earnings. For securities that do not meet the above criteria, and the Company does not expect to recover a security’s amortized cost basis, the security is considered other-than temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total impairment related to credit loss is considered an other-than-temporary impairment and is recognized in realized investment losses, net on the Statements of Operations. The amount of the total impairment related to other factors is recognized in other comprehensive income, net of impacts to DAC, DSI, and deferred income taxes. For available-for-sale securities that have recognized an other-than-temporary impairment through earnings, if through subsequent evaluation there is a significant increase in the cash flow expected, the difference between the amortized cost basis and the discounted cash flows expected to be collected is accreted as interest income. Subsequent increases and decreases not related to additional credit losses in the fair value of available-for-sale securities are included in other comprehensive income, included as a separate component in the Consolidated Statements of Comprehensive Income (Loss).

The Company evaluates whether a credit loss exists by considering primarily the following factors: (a) the length of time and extent to which the fair value has been less than the amortized cost of the security, (b) changes in the financial condition, credit rating, and near-term prospects of the issuer, (c) whether the issuer is current on contractually obligated interest and principal payments, (d) changes in the financial condition of the security’s underlying collateral, if any, and (e) the payment structure of the security. The Company uses a probability-weighted cash flow model for corporate bonds to determine the credit loss amount. This measurement is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and significant judgments regarding the future performance of the security. The Company’s probability-weighted cash flow model involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, and current delinquency rates. For structured securities, the Company selects a probability-weighted or best estimate cash flow model depending on the specifics of the individual security and the information available to measure the expected cash flows of the underlying collateral. In the event that sufficient information is not available to measure the expected cash flows of a structured

 (Continued)

14

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

security in a timely manner due to a lack of available information on the valuation date, the entire decline in fair value is considered to be related to credit loss.

The Company did not recognize any other-than-temporary impairment losses in 2009 and as such, did not provide a supplemental disclosure on its Statements of Operations related to the portion of other-than-temporary impairment losses recognized in other comprehensive income, as required by the Investments-Debt and Equity Securities Topic of the FASB ASC.

Impairments in the value of securities held by the Company, considered to be other-than-temporary, are recorded as a reduction of the cost of the security, and a corresponding realized loss is recognized on the Statements of Operations. The Company may adjust DAC and DSI for impairments on securities, as discussed in their respective sections of this note.

(l)	Futures Contracts

The Company provides additional benefits through certain life and annuity products, which are linked to the growth in the Standard and Poor’s (S&P) 500 Index and the NASDAQ 100 Index. The Company has analyzed the characteristics of these benefits and uses exchange-traded futures contracts tied to an appropriate underlying index with similar characteristics with the objective to economically hedge these risks. The Company uses exchange-traded futures contracts with the objective to increase the effectiveness of the economic hedge. Management monitors in-force amounts and futures contract values to ensure satisfactory matching and to identify unsatisfactory mismatches. If persistency assumptions were to deviate significantly from anticipated rates, management would purchase or sell futures contracts as deemed appropriate or take other actions.

Futures contracts do not require an initial cash outlay and the Company has agreed to daily net settlement based on movements of the representative index. Therefore, no asset or liability is recorded on the Balance Sheets. Gains and/or losses on futures contracts are included in derivative loss on the Statements of Operations.

(m)	Receivables

Receivable balances (contractual amount less allowance for doubtful accounts) approximate estimated fair values, which are based on pertinent information available to management as of year-end, including the financial condition and creditworthiness of the parties underlying the receivables. Receivable balances are monitored and allowances for doubtful accounts are maintained based on the nature of the receivable, and the Company’s assessment of the ability to collect. The allowance is estimated by aging the balances due from individual parties and setting up an allowance for any balances that are more than 90 days old.

(n)	Income Taxes

The Company and the Company’s parent, Allianz Life, file a consolidated federal income tax return with AZOA and all of its wholly owned subsidiaries. The consolidated tax allocation agreement stipulates that each company participating in the return will bear its share of the tax liability pursuant to certain tax allocation elections under the Internal Revenue Code and its related regulations, and

 (Continued)

15

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

then reimbursement will be in accordance with an intercompany tax reimbursement arrangement. The Company generally will be paid for the tax benefit on its losses and any other tax attributes to the extent it could have obtained a benefit against the Company’s post-1990 separate return tax liability.

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded on the Balance Sheets. Any such change could significantly affect the amounts reported on the Statements of Operations. Management uses best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Quarterly, management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums, and other rulings issued by the Internal Revenue Service (IRS) or the tax courts.

The Company utilizes the asset and liability method of accounting for income tax. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized or that the related temporary differences will not reverse over time (see further discussion in note 11).

(o)	Separate Accounts and Annuity Product Guarantees

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company recognizes gains or losses on transfers from the general account to the separate accounts at fair value to the extent of contractholder interests in separate accounts, which are offset by changes in contractholder liabilities. The Company also issues variable annuity contracts through its separate accounts, where the Company provides certain contractual guarantees to the contractholder. These guarantees are in the form of a guaranteed minimum death benefit (GMDB), a guaranteed minimum income benefit (GMIB), a guaranteed minimum accumulation benefit (GMAB), and a guaranteed minimum withdrawal benefit (GMWB). These guarantees provide for benefits that are payable to the contractholder in the event of death, annuitization, or at specified dates during the accumulation period.

Separate account assets supporting variable annuity contracts represent funds for which investment income and investment gains and losses accrue directly to contractholders. Each fund has specific

 (Continued)

16

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

investment objectives, and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any of other business of the Company. Separate account assets and liabilities are reported as summary totals on the Balance Sheets. Amounts charged to the contractholders for mortality and contract maintenance are included in policy fees on the Statements of Operations. These fees have been earned and assessed against contractholders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Changes in GMDB and GMIB are calculated in accordance with the Financial Services-Insurance Topic of the FASB ASC (ASC 944), and are included in policyholder benefits on the Statements of Operations. GMAB and GMWB are considered to be embedded derivatives under the Derivatives and Hedging Topic of the FASB ASC (ASC 815), and the changes in these embedded derivatives are included in change in fair value of annuity embedded derivatives on the Statements of Operations.

The GMDB net amount at risk is defined as the guaranteed amount that would be paid upon death, less the current accumulated contractholder account value. The GMIB net amount at risk is defined as the current amount that would be needed to fund expected future guaranteed payments less the current contractholder account value, assuming that all benefit selections occur as of the valuation date. The GMAB net amount at risk is defined as the current amount that would be added to the contracts less the current contractholder account value. The GMWB net amount at risk is defined as the current accumulated benefit base amount less the current contractholder account value.

The GMDB provides a specified minimum return upon death. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract. The Company’s GMDB options have the following features:

•	Return of Premium – Provides the greater of account value or total deposits made to the contract, less any partial withdrawals and assessments.

•	Reset – Provides the greater of a return of premium death benefit or the most recent five-year anniversary (prior to age 81) account value adjusted for withdrawals.

•
Ratchet – Provides the greater of a return of premium death benefit or the highest specified “anniversary” account value (prior to age 81), adjusted for withdrawals. Currently, there are two versions of ratchet, with the difference based on the definition of anniversary: quarterly – evaluated quarterly, and annual – evaluated annually.

The GMIB is a living benefit that provides the contractholder with a guaranteed annuitization value. The GMIB features are:

•	Return of Premium – Provides the greater of account value or total deposits made to the contract less any partial withdrawals and assessments.

•	Rollup – Provides an annuitization value equal to the greater of account value and premiums adjusted for withdrawals accumulated with a compound interest rate.

The GMDB and GMIB liabilities are determined each period by estimating the expected future claims in excess of the associated account balances. The Company regularly evaluates estimates used

 (Continued)

17

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

and adjusts the additional liability balance, with a related charge or credit to policyholder benefits on the Statements of Operations if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions were used to determine the GMDB and GMIB liabilities as of December 31, 2009 and 2008:

•	100 stochastically generated investment performance scenarios.

•	Mean investment performance assumption of 7.96%.

•	Volatility assumption of 13.69%.

•	Mortality assumption of 50% of the 1994 MGDB Mortality Table.

•	Lapse rates vary by contract type and duration. Spike rates could approach 40% with an ultimate rate around 15%.

•	Discount rates vary by contract type and equal an assumed long-term investment return (8.6%), less the applicable mortality and expense rate.

•
GMIB contracts only – dynamic lapse and benefit utilization assumptions. For example, if the contract is projected to have a large additional benefit, then it becomes more likely to elect the GMIB benefit and less likely to lapse.

The GMAB is a living benefit that provides the contractholder with a guaranteed value that was established at least five years prior at each contract anniversary. This benefit is first available at the fifth contract anniversary, seventh contract anniversary, or tenth contract anniversary depending on the type of contract. Depending on the contractholder’s selection at issue, this value may be either a return of premium or may reflect market gains, adjusted at least proportionately for withdrawals. The contractholder also has the option to reset this benefit.

The GMWB is a living benefit that provides the contractholder with a guaranteed amount of income in the form of partial withdrawals. The benefit is payable provided the covered person is between the specified ages in the contract. The benefit is a fixed rate (depending on the age of the covered person) multiplied by the benefit base in the first year the benefit is taken and contract value in following years. The benefit does not decrease if the contract value decreases due to market losses. The benefit can decrease if the contract value is reduced by withdrawals. The benefit base used to calculate the initial benefit is the maximum of the contract value, the quarterly anniversary value, or the guaranteed annual increase of purchase payments (capped at twice the total purchase payments).

The GMAB and GMWB liabilities are determined each period as the difference between expected future claims and the expected future profits. One result of this calculation is that these liabilities can be negative (contraliability). The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to change in fair value of annuity embedded derivatives on the Statements of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised. Products featuring these benefits were first

 (Continued)

18

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

issued in 2007. In the calendar year that a product launches, the reserves are set to zero, until the policy’s first anniversary date.

The following assumptions were used to determine the GMAB and GMWB liabilities as of December 31, 2009 and 2008:

•	200 stochastically generated investment performance scenarios.

•	Market volatility assumption varies by fund type and grades from a current volatility number to a long term assumption over four years as shown below:

		Long-term
	Current	forward
Fund index type	volatility	volatility
Large cap	26.89%	18.74%
Bond	5.10	5.20
International	35.98	25.08
Small cap	33.24	19.56
Cash	0.00	0.00

•	Mortality assumption of 50% of the 1994 MGDB Mortality Table.

•	Lapse rates vary by contract type and duration. Spike rates could approach 40% with an ultimate rate around 15%.

•	Discount rates equal to current month’s Treasury Rates plus a company specific spread.

 Beginning in 2008, the Company issues fixed indexed annuities with a GMWB as an optional rider. The GMWB has a roll up feature. The net amount at risk is partially limited because the contractholder account value has an annual credit that is floored at zero. Since the account value cannot decrease, in contrast to a variable annuity, the difference between the withdrawal value and the account value will not diverge to the degree that is possible in a variable annuity.

(p)	Permitted Statutory Accounting Practices

The Company is required to file annual statements with insurance regulatory authorities, which are prepared on an accounting basis prescribed or permitted by such authorities. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The Company currently has no permitted practices.

 (Continued)

19

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

(q)	Recently Issued Accounting Pronouncements – Adopted

In June 2009, the FASB issued the FASB ASC (or “the Codification”). The Codification became the single source of authoritative nongovernmental GAAP, superseding existing FASB, American Institute of Certified Public Accountants (AICPA), Emerging Issues Task Force (EITF), and related literature. The Codification eliminates the previous GAAP hierarchy and establishes one level of authoritative GAAP. All other literature is considered nonauthoritative. The guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company adopted the Codification as of December 31, 2009, and there was no financial impact on the Company’s Financial Statements. References to superseded GAAP guidance have been revised within disclosures to be consistent with the Codification.

In August 2009, the FASB issued guidance on the measurement of liabilities at fair value within the Fair Value Measurements and Disclosures Topic of Codification (ASC 820). The guidance provides clarification on measuring liabilities at fair value when a quoted price in an active market is not available. In such circumstances, the valuation technique should be applied that uses either the quote of the liability when traded as an asset, the quoted prices for similar liabilities or similar liabilities when traded as assets, or another valuation technique consistent with existing fair value measurement guidance. The guidance is effective for the first reporting period after issuance of the guidance. The Company adopted this guidance on December 31, 2009 and there was no material impact on the Company’s Financial Statements.

In May 2009, the FASB issued guidance on subsequent events accounting and disclosure (ASC 855). Under this guidance, the effects of events that occur subsequent to the balance sheet date should be evaluated through the date the financial statements are either issued or available to be issued. Subsequent events that provide additional evidence about conditions that existed at the balance sheet date should be recognized in an entity’s financial statements. Subsequent events that provide evidence about conditions that arose after the balance sheet date should be disclosed, but not recognized in an entity’s financial statements. The guidance is effective for interim and annual periods ending after June 15, 2009. The Company adopted this guidance for the annual period ended December 31, 2009, and there was no impact on the Company’s Financial Statements.

In April 2009, the FASB issued guidance on the recognition and presentation of other-than-temporary impairments in fixed-maturity securities within the Investments—Debt and Equity Securities Topic of the Codification. The guidance specifies that if an entity does not have the intent to sell a fixed-maturity security and it is more likely than not that it will not have to sell the fixed-maturity security prior to recovery; the security would not be considered other-than-temporarily impaired unless there is a credit loss. If an entity either intends to sell or it is more likely than not it will be required to sell a fixed-maturity security before recovery, the entire impairment must be recognized in earnings. If an entity neither intends to sell the security nor is it more likely than not that it will be required to sell the security but does not expect to recover the entire amortized cost basis, the impairment must be separated into two components: (1) the amount attributed to the credit loss, which must be recognized in earnings; and (2) all other amounts, which must be recognized in other comprehensive income. The guidance requires presentation of both the credit and noncredit

 (Continued)

20

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

portions of other-than-temporary impairments. The guidance also requires disclosures that provide an understanding of the types of fixed-maturity and equity securities held, including investments in an unrealized loss position for which an other-than-temporary impairment has or has not been recognized. The guidance is effective for interim and annual reporting periods ending after June 15, 2009. At the date of adoption, the portion of previously recognized other-than-temporary impairments that represents the noncredit-related loss component shall be recognized as a cumulative effect of adoption with a reclassification adjustment to the opening balance of retained earnings and a corresponding adjustment to accumulated other comprehensive income. The Company adopted the guidance as of January 1, 2009 and recorded a cumulative effect increase to the opening balance of retained earnings of $12,834, net of DAC and DSI amortization of $17,938 and $1,342, respectively, and deferred income taxes of $6,910, and a corresponding decrease to accumulated other comprehensive income.

The following table compares certain amounts as reported on the Balance Sheets as of December 31, 2009 and Statements of Operations for the year ended December 31, 2009 with amounts that would have been reported had the above guidance not been adopted:

	As reported	Under previous accounting method
Balance Sheets:
Retained earnings	$61,582	$54,306
Accumulated other comprehensive income, net of tax	4,884	12,160
Total stockholder’s equity	100,966	100,966
Statements of Operations:
Interest and similar income, net	24,590	28,139
Realized investment losses, net	(216)	(1,778)
Policyholder benefits	5,103	5,002
Change in deferred acquisition costs, net	(4,081)	(3,896)
Income (loss) from operations before taxes	9,443	11,346

In April 2009, the FASB issued guidance within the Fair Value Measurement and Disclosures Topic of Codification on determining fair value when the volume and level of activity for an asset or liability has significantly decreased, and on identifying transactions that are not orderly. The guidance lists a number of factors to be considered when determining whether there has been a significant decrease in volume and level of activity for an asset when compared with normal activity. In such a case, quoted prices may not be determinative of fair value and a significant adjustment to the identified transactions or quoted prices may be needed to estimate fair value. The guidance was effective on a prospective basis for interim and annual periods ending after June 15, 2009. The Company adopted this guidance for the annual period ended December 31, 2009, and there was no material impact on the Company’s Financial Statements.

In January 2009, the FASB issued guidance that amended the impairment guidance for beneficial interests that continue to be held by a transferor in securitized financial assets as described in the Beneficial Interests in Securitized Financial Assets Topic of the Codification (ASC 325). The

 (Continued)

21

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

guidance removes the exclusive reliance upon market participant assumptions about future cash flows when evaluating impairment of such securitized financial assets. The guidance permits the use of reasonable management judgment of the probability that the holder will be unable to collect all amounts due. The new guidance was effective prospectively for interim and annual reporting periods ending after December 15, 2008. The Company adopted the guidance on December 31, 2008, and there was no material impact on the Company’s Financial Statements.

In September 2006, the FASB issued guidance within the Fair Value Measurements and Disclosures Topic of the Codification. For financial statement elements currently required to be measured at fair value, this guidance defines fair value, establishes a framework for measuring fair value under GAAP, and enhances disclosures about fair value measurements. The definition focuses on the price that would be received to sell the asset or paid to transfer the liability (an exit price), not the price that would be paid to acquire the asset or received to assume the liability (an entry price). The definition and framework provided by this guidance is applicable to all fair value measurements required throughout the Codification. Adopting the guidance required changes to the methods for valuing liabilities for equity-indexed and guaranteed withdrawal and accumulation benefits provided in the Company’s fixed-indexed and variable annuity products, which are currently accounted for as derivatives. As required by the guidance, the fair valuation models for these financial liabilities reflect components relating to the Company’s own credit standing and risk margin. The Company adopted the guidance as of January 1, 2008, and resulted in an increase in future policy benefit reserves on the Company’s Balance Sheets of $19 as of January 1, 2008.

(r)	Recently Issued Accounting Pronouncements – To Be Adopted

In January 2010, FASB updated guidance within the Fair Value Measurements and Disclosures Topic of the Codification. The guidance requires additional disclosures surrounding the transfers in and out of Level 1 and Level 2 fair value measurements as well as more detailed disclosures regarding purchases, sales, issuances, and settlements in the rollforward of Level 3 fair values. The guidance also clarifies existing disclosures and suggests that an entity should provide fair value measurement disclosures for each class of assets and liabilities. A class is often a subset of assets or liabilities within a line item in the statement of financial position. An entity needs to use judgment in determining the appropriate classes of assets and liabilities. An entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. Those disclosures are required for fair value measurements that fall in either Level 2 or Level 3. The guidance is effective for fiscal years beginning after December 15, 2010. The Company does not expect the guidance to have a material financial impact on the Company’s Financial Statements as it relates to disclosures only.

 (Continued)

22

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

(3)	Risk Disclosures

The following is a description of the most significant risks facing the Company and how the Company attempts to mitigate those risks:

(a)	Credit Risk

Credit risk is the risk that issuers of fixed-rate and variable-rate income securities or transactions with other parties, such as reinsurers, default on their contractual obligations. This risk has generally decreased from December 31, 2008 due to stabilization of the financial system and strong improvements in risk asset valuations. The Company attempts to mitigate this risk by adhering to investment policies that provide portfolio diversification on an asset class, creditor, and industry basis, and by complying with investment limitations governed by state insurance laws and regulations, as applicable. The Company considers all relevant objective information available in estimating the cash flows related to structured securities. The Company actively monitors and manages exposures, and determines whether any securities are impaired. The aggregate credit risk taken in the investment portfolio is influenced by management’s risk/return preferences, the economic and credit environment, and the relationship of credit risk in the asset portfolio to liabilities. The Company also has an asset-liability management strategy to align cash flows and duration of the investment portfolio with policyholder liability cash flows and duration.

(b)	Credit Concentration Risk

Credit concentration risk is the risk of increased exposure to major asset defaults (of a single security issuer or class of security issuers); economic conditions (if business is concentrated in a certain industry sector or geographic area); or adverse regulatory or court decisions (if concentrated in a single jurisdiction) affecting credit. Concentration risk exposure is monitored at least quarterly.

The Company maintains an investment policy that is approved by the AZOA Finance Committee (AZOA FiCo), and subsequently the Company’s Board of Directors (BOD). The investment policy and accompanying investment mandates specify investment objectives, constraints, asset allocation among major asset classes, and the degree of asset manager flexibility for each asset class. The investment policy complies, at a minimum, with state statutes. Deviations from the policy are monitored and addressed. AZOA FiCo and subsequently the BOD review the investment policy and mandates at least annually.

Mitigation controls include a monthly report that shows the fixed income risk profile, including sector allocation, credit rating distribution, and other credit statistics. The Company performs a quarterly calculation to ensure compliance with the State of New York basket clause.

(c)	Liquidity Risk

Liquidity risk is the risk that unexpected timing or amounts of cash needed will require liquidation of assets in a market that will result in loss of realized value or an inability to sell certain classes of assets such that an insurer will be unable to meet its obligations and contractual guarantees. Market or Company conditions may preclude access to, or cause disruption of, outside sources of liquidity

 (Continued)

23

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

(e.g., through borrowing, affiliate advances, reinsurance, or securitization) upon which an insurance company typically relies on in the normal course of business. Additionally, the Company may not be able to sell large blocks of assets at current market prices. Liquidity risk also arises from uncertain or unusual cash demands from catastrophic events.

The Company attempts to manage liquidity within three specific domains: monitoring product development, product management, business operations, and the investment portfolio; setting asset/liability management (ALM) strategies; and managing the daily ALM and cash requirements. The Company has established cash limits, which are approved by the Company’s Risk Committee, and the Company monitors its cash position daily. The Company also sets target levels for the portfolio to invest in more liquid securities.

(d)	Interest Rate Risk

Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer’s investments relative to the value of its liabilities and/or an unfavorable change in prepayment activity, resulting in compressed interest margins. This is also the risk that interest rates will change and cause an increase in the value of variable annuity guarantees, including GMWB, GMAB, GMIB, and GMDB.

The Company attempts to mitigate risk by offering products that transfer interest rate risk to the policyholder and by attempting to approximately match the maturity schedule of its assets with the expected payouts of its liabilities, both at inception and on an ongoing basis. The transfer of interest rate risk exposure to policyholders is based on risk-free rates versus changes in effective yield of the investment portfolio. Asset and liability matching models are used by the Company to mitigate interest rate risk due to the close relationship between its interest rate sensitive assets and liabilities. The Company considers both the maturity and duration of the asset portfolio as compared with the expected duration of the liability reserves. The Company also attempts to mitigate interest rate risk through asset/liability risk controls, including product development and pricing, product management, and investment asset management. The Company attempts to limit interest rate risk on variable annuity guarantees through product development and pricing and product management.

(e)	Equity Market Risk

Equity market risk is the risk that movements in the equity markets will result in losses to assets held by the Company or that product features tied to equity markets will increase in value by more than held assets. The policy value of fixed-indexed annuity products increases based on the growth of market indexes. The Company uses exchange-traded futures to assist in managing potential policyholder benefit obligations.

An additional risk is that variable annuity products have guarantees, GMWB, GMIB, GMAB, and GMDB, which provide a guaranteed level of payments irrespective of market movements. The risk here is of a market downturn. The Company attempts to manage risk prospectively through product development and pricing. Equity market risk is also partially mitigated by separate account fund allocation restrictions.

 (Continued)

24

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

(f)	Legal/Regulatory Risk

Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which the Company operates may result in reduced demand for the Company’s products or additional expenses not assumed in product pricing. Additionally, the Company is exposed to risk related to how the Company conducts itself in the market and the suitability of its product sales to contractholders.

The Company attempts to mitigate risk by actively monitoring all market-related exposure and have members that participate in national and international discussions relating to legal, regulatory, and accounting changes that may impact the business. The Company also has defined suitability standards that are as at least as rigorous, and usually exceeding, the requirements of regulators.

(g)	Ratings Risk

Ratings risk is the risk that rating agencies change their outlook or rating of the Company. The rating agencies generally utilize proprietary capital adequacy models in the process of establishing ratings for the Company. The Company is at risk of changes in these models and the impact that changes in the underlying business that the Company is engaged in can have on such models. In an attempt to mitigate this risk, the Company maintains regular communications with the rating agencies and evaluates the impact of significant transactions on such capital adequacy models and considers the same in the design of transactions to minimize the adverse impact of this risk. Stress tests are performed monthly to assess how rating agency capital adequacy models would be impacted by severe economic events.

(h)	Mortality Risk

Mortality risk is the risk that life expectancy assumptions used by the Company to price its life insurance business are too aggressive (i.e., insureds live shorter than expected lives). The Company manages this risk primarily through reinsurance. Approximately 90% of the Company’s mortality risk on its life business is reinsured to third parties. The Company also reviews its mortality assumptions at least annually, and reviews mortality experience periodically. This risk is also managed through the underwriting process.

(i)	Reinsurance Risk

Reinsurance risk is the risk that reinsurance companies default on their obligation where the Company has ceded a portion of its insurance risk. The Company uses reinsurance to limit its risk exposure in its life and LTC business and blocks of business no longer considered core to the Company. The Company has established controls to mitigate reinsurance risk. Counterparty ratings must meet certain thresholds or a trust is required to be established. All arrangements are regularly monitored to determine whether trusts or letters of credit are sufficient to support the ceded liabilities. The Company also diversifies its exposure across a minimum of three reinsurers for a single life product. In addition, the Company reviews the financial standings and ratings of its reinsurance counterparties at least quarterly.

 (Continued)

25

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

(4)	Investments

Fixed-Maturity Securities

At December 31, 2009 and 2008, the amortized cost, gross unrealized gains, gross unrealized losses, and fair values of available-for-sale securities are as shown in the following tables:

						Other-than-
						temporary in
			Gross	Gross		accumulated other
		Amortized	unrealized	unrealized	Fair	comprehensive
		cost	gains	losses	value	income (1)
2009:
Fixed-maturity securities:
	U.S. government	$19,162	$1,254	$27	$20,389	$—
	States and political subdivisions	2,066	26	75	2,017	—
	Foreign government	605	29	—	634	—
	Public utilities	50,312	3,388	363	53,337	—
	Corporate securities	227,035	12,387	3,153	236,269	100
	Mortgage-backed securities	154,843	3,185	3,426	154,602	—
	Total	$454,023	$20,269	$7,044	$467,248	$100

(1)
The amount represents the net unrealized gain or loss on other-than-temporarily impaired securities.  It includes the portion of other-than-temporary impairment losses in accumulated other comprehensive income, which was not included in earnings under current accounting guidance.

			Gross	Gross
		Amortized	unrealized	unrealized	Fair
		cost	gains	losses	value
2008:
Fixed-maturity securities:
	U.S. government	$19,993	$5,508	$—	$25,501
	States and political subdivisions	2,183	44	—	2,227
	Foreign government	1,564	152	—	1,716
	Public utilities	43,193	1,502	—	44,695
	Corporate securities	171,685	4,832	—	176,517
	Mortgage-backed securities	108,710	3,477	—	112,187
	Total	$347,328	$15,515	$—	$362,843

(1)
Certain fixed-maturity securities have been reclassified between corporate securities and public utilities to conform to 2009 presentation, causing a net increase in public utilities securities with an amortized cost of $21,156 and a fair value of $21,795.

 (Continued)

26

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

The net unrealized gains (losses) on available-for-sale securities consist of the following at December 31:

	2009	2008	2007
Available-for-sale:
Fixed-maturity securities	$13,225	$15,515	$9,950
Adjustments for:
DAC	(5,260)	(8,474)	(4,278)
DSI	(452)	(531)	(589)
Deferred taxes	(2,629)	(2,278)	(1,778)
Net unrealized gains	$4,884	$4,232	$3,305
The amortized cost and fair value of available-for-sale fixed-maturity securities at December 31, 2009, by contractual maturity, are shown below:

	Amortized cost	Fair value
Available-for-sale:
Due in one year or less	$1,502	$1,570
Due after one year through five years	36,861	39,127
Due after five years through ten years	156,332	166,044
Due after ten years	104,485	105,905
Mortgage-backed securities	154,843	154,602
Total available-for-sale fixed maturity securities	$454,023	$467,248
Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. The amortized cost of fixed-maturity securities with rights to call or prepay without penalty is $172,803 as of December 31, 2009.

Proceeds from sales of fixed-maturity securities are presented in the table below:

	2009	2008	2007
Fixed-maturity securities:
Proceeds from sales	$20,776	$11,568	$36,712

As of December 31, 2009 and 2008, investments with a carrying value of $2,088 and $2,501, respectively, were pledged to the New York Superintendent of Insurance, as required by statutory regulation.

The Company’s available-for-sale securities portfolio includes mortgage-backed securities. Due to the high quality of these investments and the lack of subprime loans within the securities, the Company does not have a material exposure to sub-prime mortgages.

 (Continued)

27

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

Unrealized Investment Losses

Unrealized losses on available-for-sale securities and the related fair value as of December 31, 2009 are shown below:

	12 months or less		Greater than 12 months		Total
		Unrealized		Unrealized		Unrealized
	Fair value	losses	Fair value	losses	Fair value	losses
2009:
Fixed-maturity securities:
U.S. government	$1,152	$27	$—	$—	$1,152	$27
States and political subdivisions	241	10	748	65	989	75
Foreign government	—	—	—	—	—	—
Public utilities	7,014	168	2,053	195	9,067	363
Corporate securities	30,625	668	19,377	2,485	50,002	3,153
Mortgage-backed securities	56,885	1,404	34,017	2,022	90,902	3,426
Total temporarily impaired
available-for-sale securities	$95,917	$2,277	$56,195	$4,767	$152,112	$7,044

As of December 31, 2009, there were 163 available-for-sale fixed-maturity securities that were in an unrealized loss position. As mentioned in note 2, the Company historically impaired all available-for-sale fixed-maturity securities in an unrealized loss position prior to the adoption of new accounting guidance in 2009, therefore, the Company had no unrealized losses on fixed-maturity securities as of December 31, 2008. If the Company had not adopted the new accounting guidance in 2009, there would have been no unrealized losses.

As of December 31, 2009, of the total amount of unrealized losses, $5,793 or 82.2% is related to unrealized losses on investment-grade securities. Investment grade is defined as a security having a credit rating of Aaa, Aa, A, or Baa from Moody’s or a rating of AAA, AA, A, or BBB from S&P, or a NAIC rating of 1 or 2 if a Moody’s or S&P rating is not available. Unrealized losses on securities are principally related to changes in interest rates or changes in sector spreads from the date of purchase. As contractual payments continue to be met, management continues to expect all contractual cash flows to be received. As mentioned in note 2, the Company reviews these securities regularly to determine whether or not declines in fair value are other-than-temporary. Further, as the Company neither has an intention to sell nor does it expect to be required to sell the securities outlined above, the Company did not consider these investments to be other-than-temporarily impaired.

 (Continued)

28

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

Other-than-Temporary Impairment Losses

The following table presents a rollforward of the Company’s cumulative credit impairments on fixed-maturity securities held at December 31:

2009
Balance as of January 1:	$1,154
Additions for credit impairments recognized on:
Securities not previously impaired	—
Securities previously impaired	—
Reductions for credit impairments previously on:
Securities that matured or were sold during the period	(227)
Securities that the Company intends to sell or more likely than not be
required to sell before recovery	—
Securities due to an increase in expected cashflows	—
Balance as of December 31:	$927

Realized Investment Gains (Losses)

Gross and net realized investment gains (losses) for the respective years ended December 31 are summarized as follows:

	2009	2008	2007
Fixed-maturity securities:
Gross gains on sales	$956	$1,032	$2,330
Gross losses on sales	(1,172)	(19)	(1,246)
Other-than-temporary impairments	—	(31,188)	(7,119)
Net realized investment losses	$(216)	$(30,175)	$(6,035)

The decrease in other-than-temporary impairments in 2009 is primarily related to the adoption of new accounting guidance as discussed in note 2.

 (Continued)

29

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

Interest and Similar Income

Major categories of interest and similar income, net for the respective years ended December 31 are shown below:

	2009	2008	2007
Interest and similar income:
Fixed-maturity securities	$24,656	$19,481	$16,445
Short-term securities	77	262	233
Policy loans	11	10	3
Other	43	40	178
Total	24,787	19,793	16,859
Less:
Investment expenses	197	90	119
Total interest and similar income, net	$24,590	$19,703	16,740

Derivative and Hedging Instruments

The Company uses derivatives as a risk management strategy to hedge its exposure to various market risks associated with both its products and operations. Derivative assets and liabilities are recorded at fair value in the Financial Statements using valuation techniques further discussed in note 5. None of the derivative investments held by the Company qualify as hedging instruments.

Futures

The Company utilizes futures to economically hedge fixed-indexed annuity and variable annuity guarantees. The futures contracts do not require an initial investment and the Company is required to settle cash daily based on movements of the representative index: therefore, no asset or liability is recorded as of December 31, 2009 and 2008.

The Company is required to post collateral for futures contracts by the Chicago Mercantile Exchange. The Company retains ownership of the collateral, but the collateral resides in an account designated by the exchange. The collateral is subject to specific exchange rules regarding rehypothecation. Collateral posted at December 31, 2009 and 2008, had a fair value of $10,736 and $7,719, respectively, and is included in fixed-maturity securities on the Balance Sheets.

Embedded derivatives

The Company issues certain variable annuity products with guaranteed minimum benefit riders, including GMWB and GMAB, which are measured at fair value separately from the host variable annuity contract, with changes in fair value reported in change in fair value of annuity embedded derivatives on the Statements of Operations. These embedded derivatives are classified within future policy benefit reserves on the Balance Sheets.

 (Continued)

30

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

Certain fixed-indexed annuity products and universal life policies include a market value liability option (MVLO), which is essentially an embedded derivative with equity-indexed features. This embedded derivative is reported within policy and contract account balances on the Balance Sheets with changes in fair value reported in change in fair value of annuity embedded derivatives on the Statements of Operations.

The following table presents the balance sheet location and the fair value of the derivatives, including embedded derivatives, as of December 31:

	Fair value
Derivative instruments, net	2009	2008
GMWB	$789	(10,325)
GMAB	(1,884)	(1,896)
MVLO	(17,369)	(10,558)
Total derivative instruments, net	$(18,464)	(22,779)

Location in Balance Sheets
Future policy benefit reserves	$(1,095)	(12,221)
Policy and contract account balances	(17,369)	(10,558)
Total derivative instruments, net	$(18,464)	(22,779)

 (Continued)

31

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

The following table presents the gains or losses recognized in income on the various derivative instruments:

		Amount of (losses) gains on derivatives
		recognized for the years ended December 31
	Location in
Derivative instruments, net	Statements of Operations	2009	2008	2007

GMWB	Change in fair value of annuity
	embedded derivatives	$11,114	$(10,325)	$—
GMAB	Change in fair value of annuity
	embedded derivatives	12	(1,896)	—
MVLO	Change in fair value of annuity
	embedded derivatives	(3,116)	970	2,594
	Total change in fair value of
	annuity embedded derivatives	8,010	(11,251)	2,594

MVLO	Policy fees	(3,728)	(2,968)	(2,293)
MVLO	Policyholders benefits	33	56	71
Futures	Derivative loss	(6,417)	(1,412)	(314)
	Total derivative (loss) gain	$(2,102)	$(15,575)	$58

(5)	Fair Value Measurements

The following financial instruments are carried at fair value on a recurring basis in the Company’s Financial Statements: fixed-maturity securities, embedded derivatives, and separate accounts assets.

The Fair Value Measurements and Disclosures Topic of the FASB ASC establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.

Level 2 – Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)	Quoted prices for similar assets or liabilities in active markets.

(b)	Quoted prices for identical or similar assets or liabilities in markets that are not active.

(c)	Inputs other than quoted prices that are observable.

(d)	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

 (Continued)

32

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

Level 3 – Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The Company has analyzed the valuation techniques and related inputs, evaluated its assets and liabilities reported at fair value, and determined an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on the results of this evaluation and investment class analysis, each valuation was classified into Level 1, 2, or 3.

The following tables present the assets and liabilities measured at fair value on a recurring basis and their corresponding level in the fair value hierarchy at December 31, 2009 and 2008:

	Total	Level 1	Level 2	Level 3
2009:
Assets accounted for at fair value:
Fixed-maturity securities:
U.S. government	$20,389	$20,389	$—	$—
States and political subdivisions	2,017	—	2,017	—
Foreign government	634	—	—	634
Public utilities	53,337	—	53,337	—
Corporate securities	236,269	—	235,335	934
Mortgage-backed securities	154,602	—	154,602	—
Separate account assets (1)	659,000	659,000	—	—
Total assets accounted for at fair value	$1,126,248	$679,389	$445,291	$1,568
Liabilities accounted for at fair value:
Annuity embedded derivative
liabilities (2)	$18,463	$—	$—	$18,463
Total liabilities accounted for at fair value	$18,463	$—	$—	$18,463

	Total	Level 1	Level 2	Level 3
2008:
Assets accounted for at fair value:
Fixed-maturity securities	$362,843	$25,502	$333,671	$3,670
Separate account assets (1)	450,820	450,820	—	—
Total assets accounted for at fair value	$813,663	$476,322	$333,671	$3,670
Liabilities accounted for at fair value:
Annuity embedded derivative
liabilities (2)	$22,779	$—	$—	$22,779
Total liabilities accounted for at fair value	$22,779	$—	$—	$22,779

 (Continued)

33

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

(1)	In accordance with the Financial Services – Insurance Topic of the FASB ASC, the value of separate account liabilities is set to equal the value of separate account assets.

(2)	Annuity embedded derivative liabilities are reported in policy and contract account balances and future policy benefit reserves on the Balance Sheets.

The following is a discussion of the methodologies used to determine fair values for the financial instruments listed in the above table. These fair values represent an exit price (i.e., what a buyer in the marketplace would pay for an asset in a current sale or charge to transfer a liability).

a)	Valuation of Fixed-Maturity Securities

The fair value of fixed-maturity securities is based on quoted market prices in active markets when available. Based on the market data, the securities are categorized into asset class, and based on the asset class of the security, appropriate pricing applications, models and related methodology, and standard inputs are utilized to determine what a buyer in the marketplace would pay for the security in a current sale. When quoted prices are not readily available or in an inactive market, standard inputs used in the valuation models, listed in approximate order of priority, include, but are not limited to, benchmark yields, reported trades, municipal securities rulemaking board (MSRB) reported trades, nationally recognized municipal securities information repository (NRMSIR) material event notices, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and economic events. In certain cases, including private placement securities as well as certain difficult-to-price securities, internal pricing models may be used that are based on market proxies.

Generally, treasury securities and exchange-traded stocks are included in Level 1. Most bonds for which prices are provided by third-party pricing sources are included in Level 2 because the inputs used are market observable. Bonds for which prices were obtained from broker quotes and private placement securities that are internally priced are included in Level 3.

At December 31, 2009 and 2008, private placement securities of $934 and $3,020, respectively, were included in Level 3. Internal pricing models based on market proxy securities, which are monitored monthly by the investment manager for reasonableness, are used to value these holdings. This includes ensuring there are no significant credit events impacting the proxy security and that the spreads used are still reasonable under the circumstances.

b)	Valuation of Separate Account Assets

Separate account assets are carried at fair value, which is based on the fair value of the underlying assets. Funds in the separate accounts are primarily invested in mutual funds with the following investment types – bond, domestic equity, international equity, or specialty. The separate account funds also hold certain money market funds. Mutual fund investments are generally included in Level 1. The remaining investments are categorized similar to the investments held by the Company in the general account (e.g., if the separate account invested in corporate bonds or other fixed-maturity securities, that portion could be considered a Level 2 or Level 3).

 (Continued)

34

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

c)	Valuation of Embedded Derivatives

Embedded derivatives principally include the equity-indexed features contained in fixed-indexed annuity products and certain variable annuity riders. Embedded derivatives are recorded in the Financial Statements at fair value with changes in fair value adjusted through net income (loss).

Fair values of the embedded derivative liabilities are calculated based on internally developed models because active, observable markets do not exist for these liabilities. Fair value is derived from techniques in which one or more significant inputs are unobservable and are included in Level 3. These fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

The fair value of the embedded derivative contained in the fixed-indexed annuity products is the sum of the current year’s option value projected stochastically, the projection of future index growth at the option budget and the historical interest/equity-indexed credits. The valuation of the embedded derivative includes an adjustment for the Company’s own credit standing and a risk margin for noncapital market inputs. The Company’s own credit adjustment is determined by taking into consideration publicly available information on industry default risk with considerations for the Company’s own credit profile. Risk margin is incorporated into the valuation model to capture the noncapital market risks of the instrument, which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of certain actuarial assumptions including surrenders, annuitization, and future equity index caps or participation rates. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility, changes in the Company’s own credit standing, and variations in actuarial assumptions regarding policyholder behavior and risk margin related to noncapital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income (loss).

The Company issues certain variable annuity products with guaranteed minimum benefit riders, including GMWB and GMAB riders. GMWB and GMAB riders are embedded derivatives, which are measured at fair value separately from the host variable annuity contract with changes in fair value reported in change in fair value of annuity embedded derivatives on the Statements of Operations. These embedded derivatives are reported within future policy benefits on the Balance Sheets. The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable LIBOR rates. The valuation of these riders includes an adjustment for the Company’s own credit standing and a risk margin for noncapital market inputs. The Company’s own credit adjustment is determined taking into consideration publicly available information relating to the Company’s claims paying ability. Risk margin is established to capture the noncapital market risks of the instrument, which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of certain actuarial assumptions including surrenders, annuitization, and premium persistency. The establishment of the risk margin requires the use of significant management judgment. These riders may be more costly than expected in volatile or declining equity markets.

 (Continued)

35

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility, changes in the Company’s own credit standing and variations in actuarial assumptions regarding policyholder behavior and risk margins related to noncapital market inputs may result in significant fluctuations in the fair value of the riders that could materially affect net income (loss).

d)	Level 3 Rollforward

The following table provides a reconciliation of the beginning and ending balances for the Company’s Level 3 assets and liabilities measured at fair value on a recurring basis:

		Total realized/unrealized gains (losses) included in:		Purchases, sales, issuances, and settlements			Realized gains (losses) included in net income (loss) related to financial instruments still held at December 31
	Beginning balance	Net income (loss)	Other comprehensive income (loss)		Transfer in and/or out of Level 3, net	Ending balance
2009:
Fixed-maturity securities:
Foreign government	$650	$10	$(26)	$—	$—	$634	$10
Corporate securities	3,020	352	(66)	—	(2,372)	934	352
Total fixed-maturity
securities	$3,670	$362	$(92)	$—	$(2,372)	$1,568	$362
Annuity embedded
derivative liabilities	$(22,779)	$8,234	$—	$(3,918)	$—	$(18,463)	$7,866
2008:
Fixed-maturity securities	$15,340	$(419)	$12	$2,500	$(13,763)	$3,670	$(419)
Annuity embedded
derivative liabilities	(8,904)	(10,503)	—	(3,372)	—	(22,779)	(10,674)

e)	Transfers

The Company reviews its fair value hierarchy classifications annually. This review could reveal that previously observable inputs for specific assets or liabilities are no longer available or reliable. For example, the market for a Level 1 asset becomes inactive. In this case, the Company may need to adopt a valuation technique that relies on unobservable components causing the asset to be transferred to Level 2 or Level 3. Alternatively, if the market for a Level 3 asset or liability becomes active, the Company will report a transfer out of Level 3. Transfers in and/or out of Level 3 are reported as of the beginning of the period in which the change occurs.

The net transfers out of Level 3 for the year ended December 31, 2009 are a result of observable inputs becoming available for certain fixed-maturity securities.

f)	Nonrecurring Fair Value Measurements

Occasionally, certain assets and liabilities are measured at fair value on a nonrecurring basis (e.g., impaired assets). At December 31, 2009, there were no assets or liabilities reported at fair value on a nonrecurring basis.

 (Continued)

36

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

(g)	Fair Value of Financial Assets and Liabilities

The following table presents the carrying amounts and fair values of financial assets and liabilities at December 31, 2009 and 2008:

	2009		2008
	Carrying	Fair	Carrying	Fair
	amount	value	amount	value
Financial assets:
Fixed-maturity securities:	$467,248	$467,248	$362,843	$362,843
Short-term securities	7,069	7,069	30,296	30,296
Policy loans	345	345	163	163
Cash	11,465	11,465	3,581	3,581
Separate account assets	659,000	659,000	450,820	450,820
Financial liabilities:
Investment contracts	$420,027	$420,175	$373,673	$370,440
Separate account liabilities	659,000	659,000	450,820	450,820

Investment contracts include certain reserves related to deferred annuity products. These reserves are included in the future policy benefit reserves and the policy and contract claims balances on the Balance Sheets. The fair values of investment contracts, which include deferred annuities and other annuities without significant mortality risk, are determined by testing amounts payable on demand against discounted cash flows using market interest rates commensurate with the risks involved, including consideration of the Company’s own credit standing and a risk margin for noncapital market inputs. The fair value of separate account liabilities is equal to the fair value of the separate account assets that support them.

Changes in market conditions subsequent to year-end may cause fair values calculated subsequent to year-end to differ from the amounts presented herein.

 (Continued)

37

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

(6)	Deferred Acquisition Costs

DAC at December 31, 2009, 2008, and 2007, and the changes in the balance for the years then ended are as follows:

	2009	2008	2007
Balance, beginning of year	$58,339	$38,741	$32,170
Adoption of new investment accounting
guidance (1)	(17,938)	—	—
Capitalization	11,408	13,875	11,154
Interest	2,619	2,292	2,099
Amortization	(9,946)	7,627	(3,604)
Change in shadow DAC	3,214	(4,196)	(3,078)
Balance, end of year	$47,696	$58,339	$38,741

(1)         In 2009, the Company adopted new accounting guidance for the recognition and presentation of other-than-temporary impairments on fixed-maturity securities. Offsetting the impact on DAC of the new guidance, is an equal and opposite change to shadow DAC, resulting in no net impact to DAC. See note 2 for additional information.

The negative DAC amortization in 2008 is primarily due to a significant increase in other-than-temporary impairments and an increase in variable annuity guarantee reserves. These significant losses caused estimated future gross profits to increase, which caused amortization to be negative.

The Company reviews its best estimate assumptions each year and records “unlocking” as appropriate. During 2009, the Company completed a comprehensive study of assumptions underlying estimated gross profits, resulting in an “unlocking”. This study was based on recent changes in the organization and businesses of the Company and actual and expected performance of in-force policies. The study included all assumptions, including mortality, lapses, expenses, and separate account returns. The revised best estimate assumptions were applied to the current in-force policies to project future gross profits.

 (Continued)

38

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

The pretax impact on the Company’s assets and liabilities as a result of the unlocking during 2009, 2008, and 2007 is as follows:

	2009	2008	2007
Assets:
DAC	$754	$1,134	$(1,365)
DSI	374	4,033	(86)
Total asset increase (decrease)	1,128	5,167	(1,451)
Liabilities:
Policy and contract account balances	631	—	(718)
Future policy benefit reserves	2,011	(390)	(108)
Total liabilities increase (decrease)	2,642	(390)	(826)
Net (decrease) increase	(1,514)	5,557	(625)
Deferred income tax (benefit) expense	(530)	1,945	(219)
Net (decrease) increase	$(984)	$3,612	$(406)

(7)	Deferred Sales Inducements

DSI at December 31, 2009, 2008, and 2007 investment and the changes in the balance for the years then ended are as follows:

	2009	2008	2007
Balance, beginning of year	$12,733	$10,992	$9,763
Adoption of new investment accounting
guidance (1)	(1,342)	—	—
Capitalization	1,904	2,690	3,369
Interest	659	624	609
Amortization	(2,107)	(1,631)	(2,245)
Change in shadow DSI	79	58	(504)
Balance, end of year	$11,926	$12,733	$10,992

(1) In 2009, the Company adopted new accounting guidance for the recognition and presentation of other-than-temporary impairments on fixed-maturity securities. Offsetting the impact on DSI of the new guidance is an equal and opposite change to shadow DSI, resulting in no net impact to DSI. See note 2 for additional information.

 (Continued)

39

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

(8)	Separate Accounts and Annuity Product Guarantees

Guaranteed minimums for the respective years ended December 31 are summarized as follows (note that the amounts listed are not mutually exclusive, as many products contain multiple guarantees):

	December 31, 2009			December 31, 2008
	Account	Net amount	Weighted	Account	Net amount	Weighted
	value	at risk	age (years)	value	at risk	age (years)
GMDB:
Return of premium	$307,358	$9,903	62.8	$181,729	$28,248	62.0
Ratchet and return of premium	293,608	42,074	67.4	216,737	81,476	67.1
Reset	123,895	10,857	73.2	117,766	25,980	72.4
Total	$724,861	$62,834		$516,232	$135,704
GMIB:
Return of premium	$12,294	$438	60.7	$9,840	$1,913	60.0
Ratchet and rollup	190,426	24,196	69.2	153,256	50,498	68.5
Total	$202,720	$24,634		$163,096	$52,411
GMAB:
Five years	$35,439	$2,585	63.6	$24,910	$4,670	61.5
Target date retirement	41,230	—	62.6	—	—	n/a
Target date 10-year benefit	17,614	—	61.3	—	—	n/a
Total	$94,283	$2,585		$24,910	$4,670
GMWB:
No living benefit	$42,424	$—	68.7	$27,868	$4,237	59.3
Life benefit with optional reset	116,271	305	70.9	62,254	19,765	66.6
Life benefit with 8% rollup	16,114	56	71.7	6,901	2,004	65.6
Total	$174,809	$361		$97,023	$26,006

The net amount at risk has decreased in 2009 due to the improved economic environment. Account values have increased due to the improved performance of the markets, which causes the guarantee reserves to decrease.

 (Continued)

40

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

At December 31, 2009 and 2008, variable annuity account balances were invested in separate account funds with the following investment objectives. Balances are presented at fair value:

Investment type	2009	2008
Mutual funds:
Bond	$101,103	$63,009
Domestic equity	296,194	137,647
International equity	78,890	59,230
Specialty	138,363	130,977
Total mutual fund	614,550	390,863
Money market funds	43,548	59,159
Other	902	798
Total	$659,000	$450,820

The following table summarizes the liabilities for variable contract guarantees that are reflected in the general account and shown in future policy benefit reserves on the Balance Sheets:

	GMDB	GMIB	GMAB	GMWB	Totals
Balance as of December 31, 2007	$616	$368	$—	$—	$984
Incurred guaranteed benefits	2,586	1,208	1,896	10,325	16,015
Paid guaranteed benefits	(914)	—	—	—	(914)
Balance as of December 31, 2008	2,288	1,576	1,896	10,325	16,085
Reduction of guaranteed benefits	(252)	(395)	(12)	(11,114)	(11,773)
Paid guaranteed benefits	(1,056)	—	—	—	(1,056)
Balance as of December 31, 2009	$980	$1,181	$1,884	$(789)	$3,256

(9)	Accident and Health Claim Reserves

Accident and health claim reserves are based on estimates that are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2009 are appropriate, uncertainties in the reserving process could cause such reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustments to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves could significantly impact the Company’s future reported earnings.

 (Continued)

41

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

Activity in the accident and health claim reserves is summarized as follows:

	2009	2008	2007
Balance at January 1, net of reinsurance
recoverables of $76, $3,832, and
$13,293, respectively	$2,786	$3,038	$3,076
Incurred related to:
Current year	71	37	87
Prior years	510	(108)	99
Total incurred	581	(71)	186
Paid related to:
Current year	52	37	49
Prior years	889	144	175
Total paid	941	181	224
Balance at December 31, net of
reinsurance recoverables of $277,
$76, and $3,832, respectively	$2,426	$2,786	$3,038

Prior year incurreds for 2009 reflect unfavorable claim development with the reinsurance assumed and LTC business. Prior year incurreds for 2008 reflect favorable claim development with the group accident and health business partially offset by unfavorable claim development with the LTC business. Prior year incurreds for 2007 reflect unfavorable claim development with the group accident and health business.

(10)	Reinsurance

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks under excess coverage and coinsurance contracts. The Company has a maximum retention level of $1,500 on excess yearly renewal term coverage. On LTC business, the Company retains 90% of Limited Benefit Plans, and 90% on claims up through year eight and 20% on claims years nine and beyond for Lifetime Benefit Plans.

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. A contingent liability exists to the extent that the Company’s reinsurers are unable to meet their contractual obligations under reinsurance contracts. Management is of the opinion that no liability will accrue to the Company with respect to this contingency.

During 2006, the Company made the decision to exit the health products business. On October 1, 2006, the Company entered into a 100% quota share agreement with an unrelated insurance company, Houston Casualty Company (HCC), to reinsure the health block of business. Related to this transaction, the

 (Continued)

42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

Company received a ceding commission of $12,950 for the recapture of $13,510 in reserves. The Company recorded a deferred gain of $12,950, which has been fully amortized into operations as of December 31, 2009. The Company amortized $30, $718, and $7,956 for 2009, 2008, and 2007, respectively, and is included in other revenue on the Statements of Operations.

At December 31, 2009 and 2008, the Company had reinsurance recoverables and receivables of $2 and $3, respectively, on paid claims, policy and contract claims, future policy benefit reserves, and policy and contract account balances from Allianz Life. The Company attempts to mitigate risk by arranging trust accounts or letters of credit with certain insurers. Insurers with ratings lower than A-, and without a trust account or letter of credit, account for less than 4% of the total reinsurance recoverable as of December 31, 2009.

The Company entered into numerous reinsurance arrangements with unrelated insurance companies to reinsure group life and accident and health reinsurance-assumed, excess of loss health insurance and business produced through the broker administrator distribution channel. The Company also exited the LTC business during 2009. In connection with these agreements, the Company had ceded premiums of $1,864, $2,068, and $4,452 and received expense allowances of $355, $381, and $569 in 2009, 2008, and 2007, respectively.

Of the amounts assumed from and ceded to other companies, accident and health insurance assumed from and ceded to Allianz Life is as follows:

		Assumed			Ceded
		2009	2008	2007	2009	2008	2007
Premiums:
Accident and health		$12	$—	$2	$—	$—	$—
	Total premiums	$12	$—	$2	$—	$—	$—

 (Continued)

43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

(11)	Income Taxes

(a)	Income Tax Expense (Benefit)

Total income tax expense (benefit) for the years ended December 31 is as follows:

	2009	2008	2007
Income tax expense (benefit)
attributable to operations:
Current tax expense (benefit)	$3,661	$(3,328)	$(1,537)
Deferred tax (benefit) expense	(173)	(5,903)	4,753
Total income tax
expense (benefit)
attributable to net
income (loss)	3,488	(9,231)	3,216
Income tax effect on equity:
Attributable to unrealized gains
for the year	351	500	969
Total income tax effect
on equity	$3,839	$(8,731)	$4,185

(b)	Components of Income Tax Expense (Benefit)

Income tax expense (benefit) computed at the statutory rate of 35% varies from income tax expense (benefit) reported on the Statements of Operations for the respective years ended December 31 as follows:

	2009	2008	2007
Income tax expense (benefit)
computed at the statutory rate	$3,305	$(8,255)	$3,859
Dividends-received deductions and
tax-exempt interest	(16)	(928)	(728)
Accrual of tax contingency reserve	18	24	5
Other	181	(72)	80
Income tax expense
(benefit) as reported	$3,488	$(9,231)	$3,216

 (Continued)

44

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

(c)	Components of Deferred Tax Assets and Liabilities on the Balance Sheet

Tax effects of temporary differences giving rise to the significant components of the net deferred tax asset (liability), which are included in other assets and other liabilities, respectively, at December 31 are as follows:

	2009	2008
Deferred tax assets:
Future benefit reserves	$10,971	$8,975
Coinsurance deferred income	—	10
Expense accruals	1,065	887
Other-than-temporarily impaired assets	324	13,925
Total deferred tax assets	12,360	23,797
Deferred tax liabilities:
Deferred acquisition costs	(14,182)	(18,080)
Due and deferred premium	(59)	(116)
Net unrealized gains on investments	(4,629)	(5,430)
Investment income	(272)	(140)
Other	(295)	(19)
Total deferred tax liabilities	(19,437)	(23,785)
Net deferred tax (liability) asset	$(7,077)	$12

Although realization is not assured, the Company believes it is not necessary to establish a valuation allowance for ordinary deferred tax assets, as it is more likely than not the deferred tax assets will be realized principally through future reversals of existing ordinary taxable temporary differences and future ordinary taxable income. For deferred tax assets that are capital in nature, considering all objective evidence and the available tax planning strategy, it is more likely than not the deferred tax assets that are capital in nature will be realized and no valuation allowance is required. The amount of the ordinary and capital deferred tax assets considered realizable could be reduced in the near term if estimates of future reversals of existing taxable temporary differences and future ordinary and capital taxable income are reduced.

Income taxes (received) paid by the Company were $(2,396), $(2,118), and $2,906 in 2009, 2008, and 2007, respectively. At December 31, 2009 and 2008, the Company had a tax payable to (receivable from) AZOA of $3,514 and ($2,542), respectively, reported in other liabilities and other assets on the Balance Sheets, respectively.

With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2002. The IRS has surveyed 2003 through 2005 and has informed the Company that they do not intend to do any further review of those years. During 2008, the IRS reviewed the credit taken for the Telephone Excise Tax on

 (Continued)

45

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

AZOA and Subsidiaries’ 2006 consolidated return. The IRS informed the Company that the review was completed and closed with no changes.

In accordance with the Income Taxes Topic of the FASB ASC (ASC 740), the Company recognizes liabilities for certain unrecognized tax benefits. It is reasonably expected that the amount of unrecognized tax benefits will increase in 2009 by approximately the same amount as it did in year 2008. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2009	2008
Balance at January 1	$745	$538
Additions based on tax positions related to the
current year	278	207
Amounts released related to tax positions taken
in prior years	(22)	—
Balance at December 31	$1,001	$745

The balance at December 31, 2009 consists of $1,001 of tax positions for which the deductibility is more likely than not; however, there is uncertainty with respect to the timing of the deduction. Because of the impact of deferred tax accounting, other than interest and penalty, the disallowance would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in federal income tax expense. During the years ended December 31, 2009, 2008, and 2007, the Company recognized $18, $24, and $5 in interest and penalties, respectively. The Company had $66 and $48 for the payment of interest and penalties accrued at December 31, 2009 and 2008, respectively.

(12)	Related-Party Transactions

(a)	Reinsurance

The Company reinsured a portion of its group accident and health business with Allianz Life. See note 10 for further details.

(b)	Service Fees

The Company has incurred fees for certain administrative services provided by Allianz Life of $6,298, $8,655, and $4,801 in 2009, 2008, and 2007, respectively. The Company’s liability for these fees was $711, and $2,129 as of December 31, 2009 and 2008, respectively, and is included in other liabilities on the Balance Sheets.

 (Continued)

46

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

The Company has incurred fees for certain investment advisory services provided by affiliated companies of $154, $90, and $90 in 2009, 2008, and 2007, respectively. The Company’s liability for these charges was $33 and $6 as of December 31, 2009 and 2008, respectively, and is included in other liabilities on the Balance Sheets.

The Company has agreements with its affiliates Pacific Investment Management Company (PIMCO), Oppenheimer Capital LLC (OpCap), and Allianz Global Distributors, LLC (AGID), and with certain other related parties whereby (1) specific investment options managed by PIMCO and OpCap are made available through the Company’s separate accounts to holders of the Company’s variable annuity products, (2) the Company receives compensation for providing administrative and recordkeeping services relating to the investment options managed by PIMCO and OpCap, and (3) the Company compensates AGID for providing services in connection with the distribution of variable products that offer investment options managed by PIMCO. Income recognized by the Company from these affiliates for distribution and in-force related costs as a result of providing investment options to the contractholders was $59, $32, and $77 during 2009, 2008, and 2007, respectively, which is included in other revenue on the Statements of Operations. At December 31, 2009 and 2008, $9 and $(4), respectively, was included for these fees in receivables on the Balance Sheets.

(c)	Real Estate

The Company subleases office space from Fireman’s Fund Insurance Company (an affiliate). In connection with this agreement, the Company incurred rent expense of $158, $190, and $157 in 2009, 2008, and 2007, respectively, which is included in general and administrative expenses on the Statements of Operations.

(d)	Capital Contributions

The Company received a cash capital contribution in 2008 from Allianz Life of $17,000.

(13)	Employee Benefit Plans

The Company participates in the Allianz Asset Accumulation Plan (AAAP), a defined contribution plan sponsored by AZOA. Eligible employees are immediately enrolled in the AAAP on their first day of employment. The AAAP will accept participants’ pretax and/or after-tax contributions up to 80% of the participants’ eligible compensation, although contributions remain subject to annual limitations set by the IRS. Under the eligible employees’ provisions, the Company will match 100% of contributions up to a maximum of 6% of the employee’s eligible compensation. Starting January 1, 2010, the Company will match up to 7.5% of eligible compensation. Participants are 100% vested in the Company’s matching contribution after three years of service.

In February 2010, the Company declared a profit-sharing contribution of 1.5% of employees’ salaries for the plan year ended December 31, 2009. The contribution will be funded in 2010. The Company also declared a profit-sharing contribution of 1.5% of employees’ salaries for the plan years ended December 31, 2008 and 2007, reported in general and administrative expenses on the accompanying Statements of Operations and funded in 2009 and 2008, respectively. Employees are not required to

 (Continued)

47

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

participate in the AAAP to be eligible for the profit-sharing contribution. For plan years beginning after January 1, 2010, the Company will not be making a profit-sharing contribution.

The expenses of administration of the AAAP and the trust fund, including all fees of the trustee, investment manager, and auditors, are payable from the trust fund, but may, at the Company’s discretion, be paid by the Company. Any counsel fees are not paid from the trust fund, but are instead paid by the Company. It is the Company’s policy to fund the AAAP costs as incurred. The Company has expensed $146, $115, and $96 in 2009, 2008, and 2007, respectively, toward the AAAP matching contributions and administration expenses.

In addition to the AAAP, the Company offers certain benefits to eligible employees, including a comprehensive medical, dental, and vision plan and a flexible spending plan.

In 2005, the Company started an Employee Severance Pay Plan for the benefit of eligible employees. The plan may provide severance benefits on account of an employee’s termination of employment from the Company. To become a participant in the plan, an employee must be involuntarily terminated. In addition, the Company must determine whether it wishes to provide the employee with a severance payment and must issue a written Severance Pay Award. The plan is unfunded, meaning no assets of the Company’s have been segregated or defined to represent the liability for payments under the plan. Effective June 1, 2008, the Company adopted the AZOA Severance Allowance Plan, which replaced the Employee Severance Pay Plan. Under the AZOA Severance Allowance Plan, all employees who are involuntarily terminated due to job elimination or reduction in force are eligible to receive benefits. The Company expensed $0, $265, and $55 in 2009, 2008, and 2007, respectively, toward severance payments.

(14)	Statutory Financial Data and Dividend Restrictions

Statutory accounting practices prescribed or permitted by the Company’s state of domicile are directed toward insurer solvency and protection of policyholders. Accordingly, certain items recorded in financial statements prepared under GAAP are excluded or vary in calculation in determining statutory policyholders’ surplus and gain from operations. Currently, these items include, among others, DAC, furniture and fixtures, deferred taxes, accident and health premiums receivable, which are more than 90 days past due, reinsurance, certain investments, and undeclared dividends to policyholders. Additionally, future policy benefit reserves and policy and contract account balances calculated for statutory reporting do not include provisions for withdrawals.

The Company’s statutory capital and surplus reported in the statutory annual statement filed with the State of New York as of December 31, 2009 and 2008 were $64,830 and $29,201, respectively.

The Company is required to meet minimum statutory capital and surplus requirements. The Company’s statutory capital and surplus as of December 31, 2009 and 2008 were in compliance with these requirements. The maximum amount of dividends that can be paid by New York insurance companies to stockholders without prior approval of the Superintendent of Insurance is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statement. In accordance with New York statutes, the Company may declare and pay from its surplus, cash dividends of

 (Continued)

48

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

not more than the lesser of 10% of its beginning of the year statutory surplus, or its statutory net gain from operations, not including realized gains, for the 12-month period ending the 31st day of the next preceding year. Ordinary dividends of $6,483 can be paid in 2010 without the approval of the New York Department of Insurance (DOI). The Company paid no dividends in 2009, 2008, and 2007.

Regulatory Risk-Based Capital

An insurance enterprise’s state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of an enterprise’s regulatory total adjusted capital to its authorized control-level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. This ratio for the Company was 522% and 526% as of December 31, 2009 and 2008, respectively. Regulatory action against a company may begin when this ratio falls below 200%.

(15)	Commitments and Contingencies

The Company is or may become subject to claims and lawsuits that arise in the ordinary course of business. In the opinion of management, the ultimate resolution of such litigation will not have a material adverse effect on the Company’s financial position. The Company is contingently liable for possible future assessments under regulatory requirements pertaining to insolvencies and impairments of unaffiliated insurance companies. Provision has been made for assessments currently received and assessments anticipated for known insolvencies.

The financial services industry, including mutual fund, variable and fixed annuity, life insurance, and distribution companies, has been the subject of increasing scrutiny by regulators, legislators, and the media over the past few years.

Federal and state regulators are also investigating various selling practices in the annuity industry, including suitability reviews, product exchanges, and sales to seniors. In certain instances, these investigations have led to regulatory enforcement proceedings. In February 2007, the Company entered into a stipulated order with the DOI resolving allegations made by the DOI that the Company did not comply with certain New York laws or regulations during the period January 1, 2002 through December 31, 2004. The impact of these settlements was not material to the Financial Statements. The Company is also subject to an ongoing market conduct examination by the DOI.

In December 2008, the SEC adopted a rule (Rule 151A) having the effect of categorizing most fixed-indexed annuity products as securities. This rule, when and if it becomes fully operational, will subject issuers of fixed-indexed annuity products to SEC jurisdiction for purposes of registration and disclosure, advertising and marketing, suitability, and requirements as to the distribution of products through registered broker-dealers. The rule will also have the effect of subjecting distribution and advertising of fixed-indexed annuities to the jurisdiction of the Financial Industry Regulatory Authority. It can be expected that Rule 151A would have the effect of making fixed-indexed annuity product development more difficult and expensive. Rule 151A could also have the effect of reducing distribution channels for fixed-index annuity products.

49

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

It can be expected that annuity sales practices will be an ongoing source of litigation and rulemaking. Similarly, private litigation regarding sales practices is ongoing against a number of insurance companies.

This could result in legal precedents and new industrywide legislation, rules, and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. It is unclear at this time whether any such litigation or regulatory actions will have a material adverse effect on the Company in the future.

The Company leases office space. Expense for the operating lease was $158, $190, and $157 in 2009, 2008, and 2007, respectively. The future minimum lease payments required under this operating lease are as follows:

2010		$19
2011		22
2012		22
2013		22
2014 and beyond		153
	Total	$238

(16)	Subsequent Events

No material subsequent events have occurred since December 31, 2009 that require adjustment to the Financial Statements.

In late February, 2010, the DOI requested that the Company suspend the sales of one of its riders on its primary variable annuity family. The Company promptly responded to the DOI request by ceasing new sales as of March 5, 2010.

50

Schedule I

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Summary of Investments – Other than Investments in Related Parties

December 31, 2009

Type of investment		Amortized cost (1)	Fair value	Amount at which shown in the balance sheet
Fixed-maturity securities:
U.S. government		$19,162	$20,389	$20,389
States and political subdivisions		2,066	2,017	2,017
Foreign government		605	634	634
Public utilities		50,312	53,337	53,337
Corporate securities		227,035	236,269	236,269
Mortgage-backed securities		154,843	154,602	154,602
Total fixed-maturity securities		$454,023	$467,248	$467,248
Other investments:	$
Short-term securities		7,069		$7,069
Policy loans		345		345
	Total other investments	7,414		7,414
Total investments		$461,437		$474,662

(1)	Original cost of fixed maturities reduced by repayments and adjusted for amortization of premiums or accrual discounts.
See accompanying report of independent registered public accounting firm.

51

Schedule II

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Supplementary Insurance Information

	December 31					Year ended December 31
	Deferred acquisition costs	Deferred sales inducements	Future benefit reserves and policy and contract account balances	Unearned premiums	Policy and contract claims	Net premium and policy fees	Interest and similar income, net	Net benefits	Net change in deferred sales inducements *	Net change in deferred acquisition costs **	Other operating expenses
2009:
Life	$623	$20	$2,179	$55	$303	$462	$58	$175	$32	$(29)	$(27)
Annuities	44,159	11,906	421,619	—	—	12,379	24,162	7,501	(488)	(3,411)	18,153
Accident and health	2,914	—	5,257	1,163	2,703	2,940	370	2,054	—	(641)	1,506
	$47,696	$11,926	$429,055	$1,218	$3,006	$15,781	$24,590	$9,730	$(456)	$(4,081)	$19,632
2008:
Life	$594	$52	$1,922	$54	$434	$472	$(3)	$183	$(52)	$(321)	$254
Annuities	55,473	12,681	378,921	—	—	12,236	19,330	28,476	(1,631)	(22,807)	19,783
Accident and health	2,272	—	3,204	972	2,861	2,316	376	1,610	—	(666)	1,585
	$58,339	$12,733	$384,047	$1,026	$3,295	$15,024	$19,703	$30,269	$(1,683)	$(23,794)	$21,622
2007:
Life	$273	$—	$1,169	$53	$428	$273	$71	$122	$—	$(273)	$503
Annuities	36,862	10,992	265,652	—	—	11,819	16,340	9,112	(1,733)	(8,469)	20,394
Accident and health	1,606	—	1,626	684	6,870	1,466	329	742	—	(907)	1,970
	$38,741	$10,992	$268,447	$737	$7,298	$13,558	$16,740	$9,976	$(1,733)	$(9,649)	$22,867
*	See note 7 for aggregate gross amortization of deferred sales inducements.
**	See note 6 for aggregate gross amortization of deferred acquisition costs.
See accompanying report of independent registered public accounting firm.

52

Schedule III

ALLIANZ ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Reinsurance

Years ended	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
December 31, 2009:
Life insurance in force	$120,162	$104,249	$—	$15,913	—%
Premiums and policy fees:
Life	1,691	1,229	—	462	—%
Annuities	12,379	—	—	12,379	—
Accident and health	3,592	640	(12)	2,940	(0.4)
Total premiums and policy fees	$17,662	$1,869	$(12)	$15,781	(0.1)%
December 31, 2008:
Life insurance in force	$125,056	$101,742	$—	$23,314	—%
Premiums and policy fees:
Life	1,697	1,225	—	472	—%
Annuities	12,236	—	—	12,236	—
Accident and health	2,907	813	222	2,316	9.6
Total premiums and policy fees	$16,840	$2,038	$222	$15,024	1.5%
December 31, 2007:
Life insurance in force	$94,658	$83,342	$—	$11,316	—%
Premiums and policy fees:
Life	1,529	1,256	—	273	—%
Annuities	11,819	—	—	11,819	—
Accident and health	3,729	3,568	1,305	1,466	89.0
Total premiums and policy fees	$17,077	$4,824	$1,305	$13,558	9.6%
See accompanying report of independent registered public accounting firm.

53

KPMG

ALLIANZ LIFE VARIABLE ACCOUNT C

of

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Financial Statements

December 31, 2009

(With Report of Independent Registered Public Accounting Firm Thereon)

KPMG

KPMG LLP
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Directors of Allianz Life Insurance Company of New York and
Contract Owners of Allianz Life of NY Variable Account C:

We have audited the accompanying statements of assets and liabilities of the sub-accounts of Allianz Life of NY Variable Account C (the Variable Account) as of December 31, 2009, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody for the benefit of the Variable Account were confirmed to us by the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the sub-accounts of Allianz Life of NY Variable Account C as of December 31, 2009, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods stated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Minneapolis, Minnesota
March 24, 2010

KPMG LLP, a U.S. limited liability partnership, is the U.S.
member firm of KPMG International, a Swiss cooperative

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AIM V.I. Capital Appreciation Fund	AIM V.I. Core Equity Fund	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio	Alger American SmallCap Growth Portfolio

Assets:
Investments at Net Asset Value	$ 200	$58	$ 203	$ 121	$36	$1
Total Assets	200	58	203	121	36	1

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	200	58	203	121	36	1

Contract Owners' Equity:
Contracts in Accumulation Period	200	58	203	121	36	1
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 200	$58	$ 203	$ 121	$36	$1

Investment Shares	10	2	4	3	3	-
Investments at Cost	$ 255	$58	$ 243	$ 177	$57	$1

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AZL AIM International Equity Fund	AZL Allianz Global Investors Select Fund	AZL Balanced Index Strategy Fund	AZL BlackRock Capital Appreciation Fund	AZL BlackRock Growth Fund	AZL Columbia Mid Cap Value Fund

Assets:
Investments at Net Asset Value	$12,082	$ 231	$7,283	$13,378	$ -	$2,558
Total Assets	12,082	231	7,283	13,378	-	2,558

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	12,082	231	7,283	13,378	-	2,558

Contract Owners' Equity:
Contracts in Accumulation Period	12,082	231	7,283	13,378	-	2,558
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$12,082	$ 231	$7,283	$13,378	$ -	$2,558

Investment Shares	888	23	637	1,140	-	389
Investments at Cost	$12,410	$ 231	$7,193	$12,553	$ -	$2,419

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AZL Columbia Small Cap Value Fund	AZL Columbia Technology Fund	AZL Davis NY Venture Fund	AZL Dreyfus Equity Growth Fund	AZL Eaton Vance Large Cap Value Fund	AZL First Trust Target Double Play Fund

Assets:
Investments at Net Asset Value	$2,818	$ -	$15,126	$3,407	$6,473	$ -
Total Assets	2,818	-	15,126	3,407	6,473	-

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	2,818	-	15,126	3,407	6,473	-

Contract Owners' Equity:
Contracts in Accumulation Period	2,818	-	15,123	3,407	6,473	-
Contracts in Annuity Payment Period	-	-	3	-	-	-
Total Contract Owners' Equity	$2,818	$ -	$15,126	$3,407	$6,473	$ -

Investment Shares	325	-	1,428	433	853	-
Investments at Cost	$3,022	$ -	$14,176	$4,029	$8,381	$ -

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AZL Franklin Small Cap Value Fund	AZL Franklin Templeton Founding Strategy Plus Fund	AZL Fusion Balanced Fund	AZL Fusion Conservative Fund	AZL Fusion Growth Fund	AZL Fusion Moderate Fund

Assets:
Investments at Net Asset Value	$7,158	$ 720	$25,279	$ 154	$27,791	$40,948
Total Assets	7,158	720	25,279	154	27,791	40,948

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	7,158	720	25,279	154	27,791	40,948

Contract Owners' Equity:
Contracts in Accumulation Period	7,158	720	25,279	154	27,791	40,948
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$7,158	$ 720	$25,279	$ 154	$27,791	$40,948

Investment Shares	539	71	2,503	15	3,037	4,252
Investments at Cost	$7,337	$ 716	$24,727	$ 154	$32,265	$41,404

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AZL International Index Fund	AZL JPMorgan Large Cap Equity Fund	AZL JPMorgan U.S. Equity Fund	AZL MFS Investors Trust Fund	AZL Moderate Index Strategy Fund	AZL Money Market Fund

Assets:
Investments at Net Asset Value	$2,066	$ -	$6,835	$11,374	$7,382	$43,597
Total Assets	2,066	-	6,835	11,374	7,382	43,597

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	2,066	-	6,835	11,374	7,382	43,597

Contract Owners' Equity:
Contracts in Accumulation Period	2,066	-	6,835	11,374	7,382	43,549
Contracts in Annuity Payment Period	-	-	-	-	-	48
Total Contract Owners' Equity	$2,066	$ -	$6,835	$11,374	$7,382	$43,597

Investment Shares	155	-	808	888	623	43,597
Investments at Cost	$2,077	$ -	$7,442	$10,039	$7,257	$43,597

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AZL NACM International Fund	AZL OCC Growth Fund	AZL OCC Opportunity Fund	AZL Oppenheimer Global Fund	AZL Oppenheimer International Growth Fund	AZL PIMCO Fundamental IndexPLUS Total Return Fund

Assets:
Investments at Net Asset Value	$ -	$6	$5,222	$ -	$ -	$ -
Total Assets	-	6	5,222	-	-	-

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	6	5,222	-	-	-

Contract Owners' Equity:
Contracts in Accumulation Period	-	6	5,222	-	-	-
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ -	$6	$5,222	$ -	$ -	$ -

Investment Shares	-	1	474	-	-	-
Investments at Cost	$ -	$6	$5,221	$ -	$ -	$ -

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AZL S&P 500 Index Fund	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2	AZL Schroder International Small Cap Fund	AZL Small Cap Stock Index Fund	AZL TargetPLUS Balanced Fund

Assets:
Investments at Net Asset Value	$13,575	$2,247	$14,195	$ -	$5,244	$ -
Total Assets	13,575	2,247	14,195	-	5,244	-

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	13,575	2,247	14,195	-	5,244	-

Contract Owners' Equity:
Contracts in Accumulation Period	13,575	2,247	14,195	-	5,244	-
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$13,575	$2,247	$14,195	$ -	$5,244	$ -

Investment Shares	1,767	287	1,815	-	660	-
Investments at Cost	$13,010	$1,151	$11,812	$ -	$5,288	$ -

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AZL TargetPLUS Equity Fund	AZL TargetPLUS Growth Fund	AZL TargetPLUS Moderate Fund	AZL Turner Quantitative Small Cap Growth Fund	AZL Van Kampen Equity and Income Fund	AZL Van Kampen Global Real Estate Fund

Assets:
Investments at Net Asset Value	$ -	$ -	$ -	$1,613	$8,340	$5,117
Total Assets	-	-	-	1,613	8,340	5,117

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	-	-	1,613	8,340	5,117

Contract Owners' Equity:
Contracts in Accumulation Period	-	-	-	1,613	8,340	5,117
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ -	$ -	$ -	$1,613	$8,340	$5,117

Investment Shares	-	-	-	209	770	676
Investments at Cost	$ -	$ -	$ -	$1,738	$7,565	$4,721

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AZL Van Kampen Growth and Income Fund	AZL Van Kampen International Equity Fund	AZL Van Kampen Mid Cap Growth Fund	BlackRock Global Allocations V.I. Fund	Davis VA Financial Portfolio	Davis VA Value Portfolio

Assets:
Investments at Net Asset Value	$4,176	$13,050	$12,001	$21,878	$2,231	$ 272
Total Assets	4,176	13,050	12,001	21,878	2,231	272

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	4,176	13,050	12,001	21,878	2,231	272

Contract Owners' Equity:
Contracts in Accumulation Period	4,176	13,050	12,001	21,878	2,231	272
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$4,176	$13,050	$12,001	$21,878	$2,231	$ 272

Investment Shares	435	876	1,111	1,630	224	25
Investments at Cost	$4,569	$13,423	$12,552	$20,152	$2,308	$ 256

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	Franklin Global Communications Securities Fund	Franklin Growth and Income Securities Fund	Franklin High Income Securities Fund	Franklin Income Securities Fund	Franklin Large Cap Growth Securities Fund	Franklin Money Market Fund

Assets:
Investments at Net Asset Value	$ -	$17,350	$12,028	$42,517	$5,812	$ -
Total Assets	-	17,350	12,028	42,517	5,812	-

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	17,350	12,028	42,517	5,812	-

Contract Owners' Equity:
Contracts in Accumulation Period	-	17,164	12,018	42,242	5,801	-
Contracts in Annuity Payment Period	-	186	10	275	11	-
Total Contract Owners' Equity	$ -	$17,350	$12,028	$42,517	$5,812	$ -

Investment Shares	-	1,660	1,950	2,987	429	-
Investments at Cost	$ -	$25,017	$12,198	$43,329	$6,625	$ -

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	Franklin Real Estate Fund	Franklin Rising Dividends Securities Fund	Franklin Small Cap Value Securities Fund	Franklin Small-Mid Cap Growth Securities Fund	Franklin Templeton VIP Founding Funds Allocation Fund	Franklin U.S. Government Fund

Assets:
Investments at Net Asset Value	$4,773	$18,389	$1,827	$4,250	$10,290	$27,162
Total Assets	4,773	18,389	1,827	4,250	10,290	27,162

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	4,773	18,389	1,827	4,250	10,290	27,162

Contract Owners' Equity:
Contracts in Accumulation Period	4,742	18,246	1,827	4,197	10,290	27,150
Contracts in Annuity Payment Period	31	143	-	53	-	12
Total Contract Owners' Equity	$4,773	$18,389	$1,827	$4,250	$10,290	$27,162

Investment Shares	432	1,147	142	247	1,441	2,092
Investments at Cost	$8,647	$17,461	$1,961	$4,647	$10,038	$26,987

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	Franklin Zero Coupon Fund 2010	J.P. Morgan International Opportunities Portfolio	J.P. Morgan U.S. Large Cap Core Equity Portfolio	JPMIT International Equity Fund	JPMorgan Insurance Trust U.S. Equity Portfolio	Mutual Global Discovery Securities Fund

Assets:
Investments at Net Asset Value	$5,120	$ -	$ -	$10	$12	$20,857
Total Assets	5,120	-	-	10	12	20,857

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	5,120	-	-	10	12	20,857

Contract Owners' Equity:
Contracts in Accumulation Period	5,112	-	-	10	12	20,827
Contracts in Annuity Payment Period	8	-	-	-	-	30
Total Contract Owners' Equity	$5,120	$ -	$ -	$10	$12	$20,857

Investment Shares	320	-	-	1	1	1,103
Investments at Cost	$5,199	$ -	$ -	$7	$9	$19,689

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	Mutual Shares Securities Fund	OpCap Mid Cap Portfolio	Oppenheimer Global Securities Fund/VA	Oppenheimer High Income Fund/VA	Oppenheimer Main Street Fund/VA	PIMCO VIT All Asset Portfolio

Assets:
Investments at Net Asset Value	$22,147	$3,460	$1,202	$ 482	$1,436	$5,980
Total Assets	22,147	3,460	1,202	482	1,436	5,980

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	22,147	3,460	1,202	482	1,436	5,980

Contract Owners' Equity:
Contracts in Accumulation Period	22,119	3,460	1,202	482	1,436	5,980
Contracts in Annuity Payment Period	28	-	-	-	-	-
Total Contract Owners' Equity	$22,147	$3,460	$1,202	$ 482	$1,436	$5,980

Investment Shares	1,514	290	45	244	79	572
Investments at Cost	$24,026	$3,203	$1,174	$ 706	$1,497	$6,017

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	PIMCO VIT Commodity RealReturn Strategy Portfolio	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Bond Portfolio	PIMCO VIT Global Multi-Asset Portfolio	PIMCO VIT High Yield Portfolio	PIMCO VIT Real Return Portfolio

Assets:
Investments at Net Asset Value	$8,160	$5,087	$2,721	$ 795	$9,064	$11,481
Total Assets	8,160	5,087	2,721	795	9,064	11,481

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	8,160	5,087	2,721	795	9,064	11,481

Contract Owners' Equity:
Contracts in Accumulation Period	8,160	5,087	2,721	795	9,064	11,481
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$8,160	$5,087	$2,721	$ 795	$9,064	$11,481

Investment Shares	949	401	214	67	1,245	923
Investments at Cost	$8,554	$4,943	$2,723	$ 801	$8,430	$11,410

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	PIMCO VIT StocksPLUS Growth and Income Portfolio	PIMCO VIT Total Return Portfolio	Seligman Global Technology Portfolio	Seligman Small-Cap Value Portfolio	SP International Growth Portfolio	SP Strategic Partners Focused Growth Portfolio

Assets:
Investments at Net Asset Value	$ -	$27,988	$7	$ 655	$ 212	$ 344
Total Assets	-	27,988	7	655	212	344

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	27,988	7	655	212	344

Contract Owners' Equity:
Contracts in Accumulation Period	-	27,988	7	655	212	344
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ -	$27,988	$7	$ 655	$ 212	$ 344

Investment Shares	-	2,587	-	103	47	52
Investments at Cost	$ -	$27,533	$6	$1,000	$ 328	$ 332

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	Templeton Foreign Securities Fund	Templeton Global Asset Allocation Fund	Templeton Global Bond Securities Fund	Templeton Growth Securities Fund	Van Kampen LIT Capital Growth Portfolio	Van Kampen LIT Growth and Income Portfolio

Assets:
Investments at Net Asset Value	$13,353	$ 551	$11,428	$15,603	$4	$ -
Total Assets	13,353	551	11,428	15,603	4	-

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-
Net Assets:	13,353	551	11,428	15,603	4	-

Contract Owners' Equity:
Contracts in Accumulation Period	13,315	551	11,428	15,576	4	-
Contracts in Annuity Payment Period	38	-	-	27	-	-
Total Contract Owners' Equity	$13,353	$ 551	$11,428	$15,603	$4	$ -

Investment Shares	980	59	656	1,492	-	-
Investments at Cost	$13,574	$ 891	$10,563	$18,598	$4	$ -

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

Total All Funds

Assets:
Investments at Net Asset Value	$ 659,003
Total Assets	659,003

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-
Total Liabilities	-
Net Assets:	659,003

Contract Owners' Equity:
Contracts in Accumulation Period	658,100
Contracts in Annuity Payment Period	903
Total Contract Owners' Equity	$ 659,003

Investment Shares	100,057
Investments at Cost	$ 674,119

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AIM V.I. Capital Appreciation Fund	AIM V.I. Core Equity Fund	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio	Alger American SmallCap Growth Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$1	$1	$ -	$1	$ -	$ -

Expenses:
Mortality and Expense Risk and Administrative Charges	3	1	2	2	1	-
Investment Income (Loss),Net	(2)	-	(2)	(1)	(1)	-
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(20)	(1)	(9)	(47)	(9)	-
Realized Gains (Losses) on Investments, Net	(20)	(1)	(9)	(47)	(9)	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	54	17	79	95	23	-
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	34	16	70	48	14	-
Net Increase (Decrease) in Net Assets From Operations	$32	$16	$68	$47	$13	$ -

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AZL AIM International Equity Fund	AZL Allianz Global Investors Select Fund	AZL Balanced Index Strategy Fund	AZL BlackRock Capital Appreciation Fund	AZL BlackRock Growth Fund	AZL Columbia Mid Cap Value Fund
		(B)	(B)		(E)
Investment Income:
Dividends Reinvested in Fund Shares	$85	$1	$ -	$ -	$10	$16

Expenses:
Mortality and Expense Risk and Administrative Charges	127	-	29	107	76	39
Investment Income (Loss),Net	(42)	1	(29)	(107)	(66)	(23)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(268)	-	5	7	(720)	(155)
Realized Gains (Losses) on Investments, Net	(268)	-	5	7	(720)	(155)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,718	-	90	1,418	1,771	715
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	1,450	-	95	1,425	1,051	560
Net Increase (Decrease) in Net Assets From Operations	$1,408	$1	$66	$1,318	$ 985	$ 537

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AZL Columbia Small Cap Value Fund	AZL Columbia Technology Fund	AZL Davis NY Venture Fund	AZL Dreyfus Equity Growth Fund	AZL Eaton Vance Large Cap Value Fund	AZL First Trust Target Double Play Fund
		(E)				(E)
Investment Income:
Dividends Reinvested in Fund Shares	$6	$ -	$ 103	$15	$ 178	$52

Expenses:
Mortality and Expense Risk and Administrative Charges	50	50	289	64	126	19
Investment Income (Loss),Net	(44)	(50)	(186)	(49)	52	33
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(107)	(3)	(392)	(310)	(398)	(401)
Realized Gains (Losses) on Investments, Net	(107)	(3)	(392)	(310)	(398)	(401)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	686	982	4,112	1,164	1,645	466
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	579	979	3,720	854	1,247	65
Net Increase (Decrease) in Net Assets From Operations	$ 535	$ 929	$3,534	$ 805	$1,299	$98

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AZL Franklin Small Cap Value Fund	AZL Franklin Templeton Founding Strategy Plus Fund	AZL Fusion Balanced Fund	AZL Fusion Conservative Fund	AZL Fusion Growth Fund	AZL Fusion Moderate Fund
		(B)		(B)
Investment Income:
Dividends Reinvested in Fund Shares	$ 102	$3	$ 375	$2	$ 554	$ 526

Expenses:
Mortality and Expense Risk and Administrative Charges	132	1	415	-	573	608
Investment Income (Loss),Net	(30)	2	(40)	2	(19)	(82)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	588	-	1,048	670
Realized Gains (Losses) on Sales of Investments, Net	(459)	-	(461)	-	(1,512)	(714)
Realized Gains (Losses) on Investments, Net	(459)	-	127	-	(464)	(44)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,994	4	4,082	-	7,059	6,813
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	1,535	4	4,209	-	6,595	6,769
Net Increase (Decrease) in Net Assets From Operations	$1,505	$6	$4,169	$2	$6,576	$6,687

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AZL International Index Fund	AZL JPMorgan Large Cap Equity Fund	AZL JPMorgan U.S. Equity Fund	AZL MFS Investors Trust Fund	AZL Moderate Index Strategy Fund	AZL Money Market Fund
	(B)	(E)			(B)
Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ 108	$15	$2	$ -	$ 121

Expenses:
Mortality and Expense Risk and Administrative Charges	8	39	96	174	27	1,146
Investment Income (Loss),Net	(8)	69	(81)	(172)	(27)	(1,025)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(1)	(1,921)	(162)	(189)	2	-
Realized Gains (Losses) on Investments, Net	(1)	(1,921)	(162)	(189)	2	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(11)	2,339	1,351	3,377	125	-
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(12)	418	1,189	3,188	127	-
Net Increase (Decrease) in Net Assets From Operations	$ (20)	$ 487	$1,108	$3,016	$ 100	$ (1,025)

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AZL NACM International Fund	AZL OCC Growth Fund	AZL OCC Opportunity Fund	AZL Oppenheimer Global Fund	AZL Oppenheimer International Growth Fund	AZL PIMCO Fundamental IndexPLUS Total Return Fund
	(E)	(B)		(E)	(E)	(E)
Investment Income:
Dividends Reinvested in Fund Shares	$82	$ -	$ -	$ 146	$ 138	$ 288

Expenses:
Mortality and Expense Risk and Administrative Charges	12	-	82	106	86	16
Investment Income (Loss),Net	70	-	(82)	40	52	272
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	48
Realized Gains (Losses) on Sales of Investments, Net	(57)	-	(385)	(847)	(818)	(162)
Realized Gains (Losses) on Investments, Net	(57)	-	(385)	(847)	(818)	(114)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	141	-	1,735	2,563	2,463	128
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	84	-	1,350	1,716	1,645	14
Net Increase (Decrease) in Net Assets From Operations	$ 154	$ -	$1,268	$1,756	$1,697	$ 286

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AZL S&P 500 Index Fund	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2	AZL Schroder International Small Cap Fund	AZL Small Cap Stock Index Fund	AZL TargetPLUS Balanced Fund
				(E)		(E)
Investment Income:
Dividends Reinvested in Fund Shares	$33	$6	$22	$28	$ -	$ 173

Expenses:
Mortality and Expense Risk and Administrative Charges	168	25	235	18	89	86
Investment Income (Loss),Net	(135)	(19)	(213)	10	(89)	87
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	777
Realized Gains (Losses) on Sales of Investments, Net	(322)	60	(113)	44	(208)	45
Realized Gains (Losses) on Investments, Net	(322)	60	(113)	44	(208)	822
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,281	910	5,023	341	1,205	227
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	1,959	970	4,910	385	997	1,049
Net Increase (Decrease) in Net Assets From Operations	$1,824	$ 951	$4,697	$ 395	$ 908	$1,136

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AZL TargetPLUS Equity Fund	AZL TargetPLUS Growth Fund	AZL TargetPLUS Moderate Fund	AZL Turner Quantitative Small Cap Growth Fund	AZL Van Kampen Equity and Income Fund	AZL Van Kampen Global Real Estate Fund
	(E)	(E)	(E)
Investment Income:
Dividends Reinvested in Fund Shares	$67	$ 109	$ 106	$ -	$ 134	$56

Expenses:
Mortality and Expense Risk and Administrative Charges	23	47	44	29	114	82
Investment Income (Loss),Net	44	62	62	(29)	20	(26)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(389)	(586)	(48)	(80)	(35)	(175)
Realized Gains (Losses) on Investments, Net	(389)	(586)	(48)	(80)	(35)	(175)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	728	1,115	527	472	1,265	1,466
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	339	529	479	392	1,230	1,291
Net Increase (Decrease) in Net Assets From Operations	$ 383	$ 591	$ 541	$ 363	$1,250	$1,265

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AZL Van Kampen Growth and Income Fund	AZL Van Kampen International Equity Fund	AZL Van Kampen Mid Cap Growth Fund	BlackRock Global Allocations V.I. Fund	Davis VA Financial Portfolio	Davis VA Value Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$89	$ 466	$ -	$ 311	$16	$2

Expenses:
Mortality and Expense Risk and Administrative Charges	79	159	193	224	39	5
Investment Income (Loss),Net	10	307	(193)	87	(23)	(3)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(291)	(268)	(471)	104	(81)	(13)
Realized Gains (Losses) on Investments, Net	(291)	(268)	(471)	104	(81)	(13)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,038	1,138	4,291	1,873	697	78
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	747	870	3,820	1,977	616	65
Net Increase (Decrease) in Net Assets From Operations	$ 757	$1,177	$3,627	$2,064	$ 593	$62

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	Franklin Global Communications Securities Fund	Franklin Growth and Income Securities Fund	Franklin High Income Securities Fund	Franklin Income Securities Fund	Franklin Large Cap Growth Securities Fund	Franklin Money Market Fund
	(C)					(C)
Investment Income:
Dividends Reinvested in Fund Shares	$32	$ 805	$ 615	$3,058	$84	$2

Expenses:
Mortality and Expense Risk and Administrative Charges	36	232	179	679	89	20
Investment Income (Loss),Net	(4)	573	436	2,379	(5)	(18)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(7,046)	(1,727)	(790)	(1,200)	(321)	-
Realized Gains (Losses) on Investments, Net	(7,046)	(1,727)	(790)	(1,200)	(321)	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	7,519	4,635	3,147	9,671	1,601	-
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	473	2,908	2,357	8,471	1,280	-
Net Increase (Decrease) in Net Assets From Operations	$ 469	$3,481	$2,793	$10,850	$1,275	$ (18)

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	Franklin Real Estate Fund	Franklin Rising Dividends Securities Fund	Franklin Small Cap Value Securities Fund	Franklin Small-Mid Cap Growth Securities Fund	Franklin Templeton VIP Founding Funds Allocation Fund	Franklin U.S. Government Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 534	$ 278	$32	$ -	$ 231	$1,037

Expenses:
Mortality and Expense Risk and Administrative Charges	75	282	35	60	194	469
Investment Income (Loss),Net	459	(4)	(3)	(60)	37	568
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	82	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(1,106)	(335)	(55)	(241)	(457)	213
Realized Gains (Losses) on Investments, Net	(1,106)	(335)	27	(241)	(457)	213
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,317	2,702	417	1,592	2,787	(404)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	211	2,367	444	1,351	2,330	(191)
Net Increase (Decrease) in Net Assets From Operations	$ 670	$2,363	$ 441	$1,291	$2,367	$ 377

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	Franklin Zero Coupon Fund 2010	J.P. Morgan International Opportunities Portfolio	J.P. Morgan U.S. Large Cap Core Equity Portfolio	JPMIT International Equity Fund	JPMorgan Insurance Trust U.S. Equity Portfolio	Mutual Global Discovery Securities Fund
		(C)	(C)	(A)	(A)
Investment Income:
Dividends Reinvested in Fund Shares	$ 429	$ -	$ -	$ -	$ -	$ 229

Expenses:
Mortality and Expense Risk and Administrative Charges	135	-	-	-	-	360
Investment Income (Loss),Net	294	-	-	-	-	(131)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	502
Realized Gains (Losses) on Sales of Investments, Net	(156)	(2)	(3)	-	-	(382)
Realized Gains (Losses) on Investments, Net	(156)	(2)	(3)	-	-	120
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(210)	2	3	3	3	3,551
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(366)	-	-	3	3	3,671
Net Increase (Decrease) in Net Assets From Operations	$ (72)	$ -	$ -	$3	$3	$3,540

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	Mutual Shares Securities Fund	OpCap Mid Cap Portfolio	Oppenheimer Global Securities Fund/VA	Oppenheimer High Income Fund/VA	Oppenheimer Main Street Fund/VA	PIMCO VIT All Asset Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$ 396	$13	$23	$ -	$24	$ 350

Expenses:
Mortality and Expense Risk and Administrative Charges	395	51	22	8	28	93
Investment Income (Loss),Net	1	(38)	1	(8)	(4)	257
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	22	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(1,232)	(13)	(33)	(115)	(57)	3
Realized Gains (Losses) on Investments, Net	(1,232)	(13)	(11)	(115)	(57)	3
Net Change in Unrealized Appreciation
(Depreciation) on Investments	5,508	803	345	224	348	524
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	4,276	790	334	109	291	527
Net Increase (Decrease) in Net Assets From Operations	$4,277	$ 752	$ 335	$ 101	$ 287	$ 784

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	PIMCO VIT Commodity RealReturn Strategy Portfolio	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Bond Portfolio	PIMCO VIT Global Multi-Asset Portfolio	PIMCO VIT High Yield Portfolio	PIMCO VIT Real Return Portfolio
				(B)
Investment Income:
Dividends Reinvested in Fund Shares	$ 386	$ 160	$66	$3	$ 512	$ 300

Expenses:
Mortality and Expense Risk and Administrative Charges	143	61	48	1	137	213
Investment Income (Loss),Net	243	99	18	2	375	87
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	656	-	224	1	-	422
Realized Gains (Losses) on Sales of Investments, Net	(1,108)	(24)	1	-	55	(27)
Realized Gains (Losses) on Investments, Net	(452)	(24)	225	1	55	395
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,765	535	45	(6)	1,515	882
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	1,313	511	270	(5)	1,570	1,277
Net Increase (Decrease) in Net Assets From Operations	$1,556	$ 610	$ 288	$ (3)	$1,945	$1,364

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	PIMCO VIT StocksPLUS Growth and Income Portfolio	PIMCO VIT Total Return Portfolio	Seligman Global Technology Portfolio	Seligman Small-Cap Value Portfolio	SP International Growth Portfolio	SP Strategic Partners Focused Growth Portfolio
	(D)
Investment Income:
Dividends Reinvested in Fund Shares	$3	$1,010	$ -	$ -	$2	$ -

Expenses:
Mortality and Expense Risk and Administrative Charges	-	416	-	12	4	6
Investment Income (Loss),Net	3	594	-	(12)	(2)	(6)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	825	-	14	-	-
Realized Gains (Losses) on Sales of Investments, Net	(42)	143	-	(112)	(81)	(6)
Realized Gains (Losses) on Investments, Net	(42)	968	-	(98)	(81)	(6)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	36	522	2	281	130	110
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(6)	1,490	2	183	49	104
Net Increase (Decrease) in Net Assets From Operations	$ (3)	$2,084	$2	$ 171	$47	$98

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	Templeton Foreign Securities Fund	Templeton Global Asset Allocation Fund	Templeton Global Bond Securities Fund	Templeton Growth Securities Fund	Van Kampen LIT Capital Growth Portfolio	Van Kampen LIT Growth and Income Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$ 418	$52	$1,214	$ 464	$ -	$ -

Expenses:
Mortality and Expense Risk and Administrative Charges	186	7	161	270	-	-
Investment Income (Loss),Net	232	45	1,053	194	-	-
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	477	8	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(364)	(76)	161	(1,307)	-	-
Realized Gains (Losses) on Investments, Net	113	(68)	161	(1,307)	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3,224	123	121	4,807	2	-
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	3,337	55	282	3,500	2	-
Net Increase (Decrease) in Net Assets From Operations	$3,569	$ 100	$1,335	$3,694	$2	$ -

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

Total All Funds

Investment Income:
Dividends Reinvested in Fund Shares	$17,311

Expenses:
Mortality and Expense Risk and Administrative Charges	11,272
Investment Income (Loss),Net	6,039
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	6,364
Realized Gains (Losses) on Sales of Investments, Net	(31,183)
Realized Gains (Losses) on Investments, Net	(24,819)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	134,055
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	109,236
Net Increase (Decrease) in Net Assets From Operations	$ 115,275

(A) Period from April 23, 2009 (fund commencement) to December 31, 2009
(B) Period from October 23, 2009 (fund commencement) to December 31, 2009
(C) Period from January 1, 2009 through April 23, 2009 (fund termination)
(D) Period from January 1, 2009 through July 17, 2009 (fund termination)
(E) Period from January 1, 2009 through October 23, 2009 (fund termination)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AIM V.I. Capital Appreciation Fund		AIM V.I. Core Equity Fund		Alger American Capital Appreciation Portfolio
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$(2)	$(5)	$-	$ 1	$(2)	$(3)
Realized Gains (Losses) on Investments, Net	(20)	(9)	(1)	1	(9)	(2)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	54	(158)	17	(31)	79	(120)
Net Increase (Decrease) in Net Assets
From Operations	32	(172)	16	(29)	68	(125)

Contract Transactions-All Products
Purchase Payments	-	-	-	-	-	-
Transfers Between Funds	(14)	(8)	-	-	-	-
Surrenders and Terminations	(19)	(51)	(21)	(6)	(12)	(3)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(33)	(59)	(21)	(6)	(12)	(3)
Increase (Decrease) in Net Assets	(1)	(231)	(5)	(35)	56	(128)
Net Assets at Beginning of Period	201	432	63	98	147	275
Net Assets at End of Period	$200	$201	$58	$63	$203	$147

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio		Alger American SmallCap Growth Portfolio
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$(1)	$(3)	$(1)	$(1)	$-	$-
Realized Gains (Losses) on Investments, Net	(47)	(11)	(9)	20	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	95	(105)	23	(65)	-	(1)
Net Increase (Decrease) in Net Assets
From Operations	47	(119)	13	(46)	-	(1)

Contract Transactions-All Products
Purchase Payments	-	-	-	-	-	-
Transfers Between Funds	-	(6)	-	-	-	-
Surrenders and Terminations	(55)	(25)	(9)	(7)	-	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(55)	(31)	(9)	(7)	-	-
Increase (Decrease) in Net Assets	(8)	(150)	4	(53)	-	(1)
Net Assets at Beginning of Period	129	279	32	85	1	2
Net Assets at End of Period	$121	$129	$36	$32	$ 1	$ 1

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL AIM International Equity Fund		AZL Allianz Global Investors Select Fund		AZL Balanced Index Strategy Fund
	2009	2008	2009 (B)	2008	2009 (B)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (42)	$ (83)	$ 1	$-	$ (29)	$-
Realized Gains (Losses) on Investments, Net	(268)	320	-	-	5	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,718	(2,798)	-	-	90	-
Net Increase (Decrease) in Net Assets
From Operations	1,408	(2,561)	1	-	66	-

Contract Transactions-All Products
Purchase Payments	708	2,036	222	-	913	-
Transfers Between Funds	6,652	(669)	6	-	6,678	-
Surrenders and Terminations	(196)	(233)	-	-	(387)	-
Rescissions	(83)	(118)	-	-	-	-
Bonus (Recapture)	2	32	2	-	13	-
Contract Maintenance Charge	(1)	(1)	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	7,082	1,047	230	-	7,217	-
Increase (Decrease) in Net Assets	8,490	(1,514)	231	-	7,283	-
Net Assets at Beginning of Period	3,592	5,106	-	-	-	-
Net Assets at End of Period	$12,082	$ 3,592	$231	$-	$7,283	$-

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL BlackRock Capital Appreciation Fund		AZL BlackRock Growth Fund		AZL Columbia Mid Cap Value Fund
	2009	2008	2009 (E)	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (107)	$ (43)	$ (66)	$ (69)	$ (23)	$ (17)
Realized Gains (Losses) on Investments, Net	7	(78)	(720)	(586)	(155)	(86)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,418	(739)	1,771	(1,869)	715	(598)
Net Increase (Decrease) in Net Assets
From Operations	1,318	(860)	985	(2,524)	537	(701)

Contract Transactions-All Products
Purchase Payments	2,111	785	221	1,867	1,017	525
Transfers Between Funds	8,593	(207)	(4,923)	(792)	69	217
Surrenders and Terminations	(132)	(70)	(171)	(139)	(34)	(16)
Rescissions	(160)	(16)	(7)	(50)	(23)	(2)
Bonus (Recapture)	6	5	3	20	-	4
Contract Maintenance Charge	(1)	-	(1)	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	10,417	497	(4,878)	906	1,029	728
Increase (Decrease) in Net Assets	11,735	(363)	(3,893)	(1,618)	1,566	27
Net Assets at Beginning of Period	1,643	2,006	3,893	5,511	992	965
Net Assets at End of Period	$13,378	$ 1,643	$-	$ 3,893	$ 2,558	$992

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Columbia Small Cap Value Fund		AZL Columbia Technology Fund		AZL Davis NY Venture Fund
	2009	2008	2009 (E)	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (44)	$ (36)	$ (50)	$ (46)	$ (186)	$ (127)
Realized Gains (Losses) on Investments, Net	(107)	(37)	(3)	(90)	(392)	(40)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	686	(659)	982	(1,230)	4,112	(4,308)
Net Increase (Decrease) in Net Assets
From Operations	535	(732)	929	(1,366)	3,534	(4,475)

Contract Transactions-All Products
Purchase Payments	643	454	547	514	1,837	2,751
Transfers Between Funds	178	(416)	(2,823)	12	(614)	2,851
Surrenders and Terminations	(73)	(120)	(75)	(231)	(584)	(524)
Rescissions	(6)	(45)	(61)	(13)	(95)	(118)
Bonus (Recapture)	3	14	5	18	13	31
Contract Maintenance Charge	-	-	-	-	(3)	(2)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	745	(113)	(2,407)	300	554	4,989
Increase (Decrease) in Net Assets	1,280	(845)	(1,478)	(1,066)	4,088	514
Net Assets at Beginning of Period	1,538	2,383	1,478	2,544	11,038	10,524
Net Assets at End of Period	$ 2,818	$ 1,538	$-	$ 1,478	$15,126	$11,038
See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Dreyfus Equity Growth Fund		AZL Eaton Vance Large Cap Value Fund		AZL First Trust Target Double Play Fund
	2009	2008	2009	2008	2009 (E)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (49)	$ (73)	$52	$ (15)	$33	$(7)
Realized Gains (Losses) on Investments, Net	(310)	121	(398)	325	(401)	(34)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,164	(2,019)	1,645	(3,356)	466	(466)
Net Increase (Decrease) in Net Assets
From Operations	805	(1,971)	1,299	(3,046)	98	(507)

Contract Transactions-All Products
Purchase Payments	370	445	599	774	279	899
Transfers Between Funds	(30)	(509)	45	(728)	(1,125)	10
Surrenders and Terminations	(313)	(262)	(210)	(413)	(23)	(51)
Rescissions	(7)	(10)	(103)	(37)	-	(6)
Bonus (Recapture)	9	5	-	5	3	11
Contract Maintenance Charge	(1)	(1)	(1)	(1)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	28	(332)	330	(400)	(866)	863
Increase (Decrease) in Net Assets	833	(2,303)	1,629	(3,446)	(768)	356
Net Assets at Beginning of Period	2,574	4,877	4,844	8,290	768	412
Net Assets at End of Period	$ 3,407	$ 2,574	$ 6,473	$ 4,844	$-	$768

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Franklin Small Cap Value Fund		AZL Franklin Templeton Founding Strategy Plus Fund		AZL Fusion Balanced Fund
	2009	2008	2009 (B)	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (30)	$ (63)	$ 2	$-	$ (40)	$18
Realized Gains (Losses) on Investments, Net	(459)	(69)	-	-	127	4
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,994	(1,974)	4	-	4,082	(4,031)
Net Increase (Decrease) in Net Assets
From Operations	1,505	(2,106)	6	-	4,169	(4,009)

Contract Transactions-All Products
Purchase Payments	1,460	1,896	703	-	8,121	7,225
Transfers Between Funds	(482)	48	11	-	1,794	(386)
Surrenders and Terminations	(191)	(216)	-	-	(756)	(700)
Rescissions	(91)	(68)	-	-	(375)	(305)
Bonus (Recapture)	9	26	-	-	84	104
Contract Maintenance Charge	(1)	(1)	-	-	(3)	(1)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	704	1,685	714	-	8,865	5,937
Increase (Decrease) in Net Assets	2,209	(421)	720	-	13,034	1,928
Net Assets at Beginning of Period	4,949	5,370	-	-	12,245	10,317
Net Assets at End of Period	$ 7,158	$ 4,949	$720	$-	$25,279	$12,245

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Fusion Conservative Fund		AZL Fusion Growth Fund		AZL Fusion Moderate Fund
	2009 (B)	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ 2	$-	$ (19)	$ (220)	$ (82)	$16
Realized Gains (Losses) on Investments, Net	-	-	(464)	986	(44)	346
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	7,059	(13,301)	6,813	(8,799)
Net Increase (Decrease) in Net Assets
From Operations	2	-	6,576	(12,535)	6,687	(8,437)

Contract Transactions-All Products
Purchase Payments	62	-	2,979	10,517	15,844	7,788
Transfers Between Funds	88	-	(1,025)	(614)	1,291	(1,196)
Surrenders and Terminations	(1)	-	(1,542)	(1,089)	(591)	(902)
Rescissions	-	-	(66)	(352)	(238)	(694)
Bonus (Recapture)	3	-	33	151	148	97
Contract Maintenance Charge	-	-	(5)	(4)	(4)	(3)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	152	-	374	8,609	16,450	5,090
Increase (Decrease) in Net Assets	154	-	6,950	(3,926)	23,137	(3,347)
Net Assets at Beginning of Period	-	-	20,841	24,767	17,811	21,158
Net Assets at End of Period	$154	$-	$27,791	$20,841	$40,948	$17,811

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL International Index Fund		AZL JPMorgan Large Cap Equity Fund		AZL JPMorgan U.S. Equity Fund
	2009 (B)	2008	2009 (E)	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$(8)	$-	$69	$ (75)	$ (81)	$ (56)
Realized Gains (Losses) on Investments, Net	(1)	-	(1,921)	(34)	(162)	475
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(11)	-	2,339	(2,498)	1,351	(2,380)
Net Increase (Decrease) in Net Assets
From Operations	(20)	-	487	(2,607)	1,108	(1,961)

Contract Transactions-All Products
Purchase Payments	63	-	92	330	363	848
Transfers Between Funds	2,030	-	(2,550)	(214)	2,309	(213)
Surrenders and Terminations	(7)	-	(72)	(208)	(152)	(195)
Rescissions	-	-	-	(62)	(8)	(108)
Bonus (Recapture)	-	-	1	6	1	5
Contract Maintenance Charge	-	-	(1)	(1)	(1)	(1)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	2,086	-	(2,530)	(149)	2,512	336
Increase (Decrease) in Net Assets	2,066	-	(2,043)	(2,756)	3,620	(1,625)
Net Assets at Beginning of Period	-	-	2,043	4,799	3,215	4,840
Net Assets at End of Period	$ 2,066	$-	$-	$ 2,043	$ 6,835	$ 3,215

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL LMP Large Cap Growth Fund		AZL MFS Investors Trust Fund		AZL Moderate Index Strategy Fund
	2009	2008 (H)	2009	2008	2009 (B)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$-	$ (50)	$ (172)	$ (90)	$ (27)	$-
Realized Gains (Losses) on Investments, Net	-	(959)	(189)	(90)	2	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	(437)	3,377	(2,362)	125	-
Net Increase (Decrease) in Net Assets
From Operations	-	(1,446)	3,016	(2,542)	100	-

Contract Transactions-All Products
Purchase Payments	-	191	1,540	1,706	1,006	-
Transfers Between Funds	-	(1,791)	2,926	1,942	6,296	-
Surrenders and Terminations	-	(289)	(482)	(173)	(21)	-
Rescissions	-	-	(189)	(124)	-	-
Bonus (Recapture)	-	8	12	28	1	-
Contract Maintenance Charge	-	-	(1)	(1)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(1,881)	3,806	3,378	7,282	-
Increase (Decrease) in Net Assets	-	(3,327)	6,822	836	7,382	-
Net Assets at Beginning of Period	-	3,327	4,552	3,716	-	-
Net Assets at End of Period	$-	$-	$11,374	$ 4,552	$7,382	$-

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Money Market Fund		AZL NACM International Fund		AZL OCC Growth Fund
	2009	2008	2009 (E)	2008	2009 (B)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$(1,025)	$36	$70	$ 6	$-	$-
Realized Gains (Losses) on Investments, Net	-	-	(57)	(26)	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	141	(138)	-	-
Net Increase (Decrease) in Net Assets
From Operations	(1,025)	36	154	(158)	-	-

Contract Transactions-All Products
Purchase Payments	24,061	23,610	236	440	1	-
Transfers Between Funds	(25,621)	20,984	(841)	114	5	-
Surrenders and Terminations	(7,129)	(8,421)	(8)	-	-	-
Rescissions	(1,198)	(2,253)	-	(26)	-	-
Bonus (Recapture)	322	332	-	2	-	-
Contract Maintenance Charge	(12)	(4)	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(9,577)	34,248	(613)	530	6	-
Increase (Decrease) in Net Assets	(10,602)	34,284	(459)	372	6	-
Net Assets at Beginning of Period	54,199	19,915	459	87	-	-
Net Assets at End of Period	$43,597	$54,199	$-	$459	$ 6	$-

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL OCC Opportunity Fund		AZL OCC Value Fund		AZL Oppenheimer Global Fund
	2009	2008	2009	2008 (H)	2009 (E)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (82)	$ (68)	$-	$68	$40	$ (99)
Realized Gains (Losses) on Investments, Net	(385)	(5)	-	(4,859)	(847)	190
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,735	(1,728)	-	489	2,563	(3,332)
Net Increase (Decrease) in Net Assets
From Operations	1,268	(1,801)	-	(4,302)	1,756	(3,241)

Contract Transactions-All Products
Purchase Payments	302	615	-	244	733	1,456
Transfers Between Funds	1,590	(168)	-	(3,060)	(6,958)	(361)
Surrenders and Terminations	(241)	(245)	-	(466)	(143)	(201)
Rescissions	(21)	(14)	-	(87)	(11)	(108)
Bonus (Recapture)	2	11	-	-	4	20
Contract Maintenance Charge	(1)	-	-	(1)	(1)	(1)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	1,631	199	-	(3,370)	(6,376)	805
Increase (Decrease) in Net Assets	2,899	(1,602)	-	(7,672)	(4,620)	(2,436)
Net Assets at Beginning of Period	2,323	3,925	-	7,672	4,620	7,056
Net Assets at End of Period	$ 5,222	$ 2,323	$-	$-	$-	$ 4,620

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Oppenheimer International Growth Fund		AZL PIMCO Fundamental IndexPLUS Total Return Fund		AZL S&P 500 Index Fund
	2009 (E)	2008	2009 (E)	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$52	$ (56)	$272	$(8)	$ (135)	$ (49)
Realized Gains (Losses) on Investments, Net	(818)	246	(114)	(10)	(322)	(202)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,463	(3,195)	128	(123)	2,281	(1,691)
Net Increase (Decrease) in Net Assets
From Operations	1,697	(3,005)	286	(141)	1,824	(1,942)

Contract Transactions-All Products
Purchase Payments	1,034	1,951	281	353	2,193	1,953
Transfers Between Funds	(6,391)	(363)	(1,246)	390	4,741	4,647
Surrenders and Terminations	(138)	(302)	(38)	(10)	(203)	(153)
Rescissions	(73)	(28)	(13)	(21)	(201)	(22)
Bonus (Recapture)	5	23	7	12	18	19
Contract Maintenance Charge	(1)	(1)	-	-	(2)	(1)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(5,564)	1,280	(1,009)	724	6,546	6,443
Increase (Decrease) in Net Assets	(3,867)	(1,725)	(723)	583	8,370	4,501
Net Assets at Beginning of Period	3,867	5,592	723	140	5,205	704
Net Assets at End of Period	$-	$ 3,867	$-	$723	$13,575	$ 5,205

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Schroder Emerging Markets Equity Fund CL 1		AZL Schroder Emerging Markets Equity Fund CL 2		AZL Schroder International Small Cap Fund
	2009	2008	2009	2008	2009 (E)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (19)	$(2)	$ (213)	$ (104)	$10	$ 2
Realized Gains (Losses) on Investments, Net	60	8	(113)	(79)	44	(50)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	910	187	5,023	(3,546)	341	(325)
Net Increase (Decrease) in Net Assets
From Operations	951	193	4,697	(3,729)	395	(373)

Contract Transactions-All Products
Purchase Payments	-	-	926	1,960	256	652
Transfers Between Funds	(9)	1,231	3,862	(6,437)	(1,214)	96
Surrenders and Terminations	(118)	(23)	(478)	(238)	(129)	(15)
Rescissions	-	-	(113)	(62)	-	(24)
Bonus (Recapture)	-	-	7	37	3	12
Contract Maintenance Charge	(1)	-	(2)	(1)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(128)	1,208	4,202	(4,741)	(1,084)	721
Increase (Decrease) in Net Assets	823	1,401	8,899	(8,470)	(689)	348
Net Assets at Beginning of Period	1,424	23	5,296	13,766	689	341
Net Assets at End of Period	$ 2,247	$ 1,424	$14,195	$ 5,296	$-	$689

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Small Cap Stock Index Fund		AZL TargetPLUS Balanced Fund		AZL TargetPLUS Equity Fund
	2009	2008	2009 (E)	2008	2009 (E)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (89)	$ (17)	$87	$ (16)	$44	$ (30)
Realized Gains (Losses) on Investments, Net	(208)	(174)	822	(29)	(389)	(186)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,205	(1,220)	227	(220)	728	(698)
Net Increase (Decrease) in Net Assets
From Operations	908	(1,411)	1,136	(265)	383	(914)

Contract Transactions-All Products
Purchase Payments	672	891	4,114	1,487	566	1,122
Transfers Between Funds	812	3,238	(6,766)	(81)	(1,909)	(833)
Surrenders and Terminations	(242)	(57)	(30)	(2)	-	(24)
Rescissions	(30)	(15)	(22)	(4)	(13)	(6)
Bonus (Recapture)	5	11	38	29	11	4
Contract Maintenance Charge	(1)	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	1,216	4,068	(2,666)	1,429	(1,345)	263
Increase (Decrease) in Net Assets	2,124	2,657	(1,530)	1,164	(962)	(651)
Net Assets at Beginning of Period	3,120	463	1,530	366	962	1,613
Net Assets at End of Period	$ 5,244	$ 3,120	$-	$ 1,530	$-	$962

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL TargetPLUS Growth Fund		AZL TargetPLUS Moderate Fund		AZL Turner Quantitative Small Cap Growth Fund
	2009 (E)	2008	2009 (E)	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$62	$ (40)	$62	$ (27)	$ (29)	$ (22)
Realized Gains (Losses) on Investments, Net	(586)	(63)	(48)	(51)	(80)	156
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,115	(1,099)	527	(519)	472	(661)
Net Increase (Decrease) in Net Assets
From Operations	591	(1,202)	541	(597)	363	(527)

Contract Transactions-All Products
Purchase Payments	511	2,878	569	2,219	318	428
Transfers Between Funds	(3,299)	(73)	(2,847)	(35)	74	64
Surrenders and Terminations	(196)	(51)	-	(31)	(13)	(19)
Rescissions	(65)	(86)	-	(189)	(21)	(18)
Bonus (Recapture)	3	41	1	42	4	8
Contract Maintenance Charge	(1)	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(3,047)	2,709	(2,277)	2,006	362	463
Increase (Decrease) in Net Assets	(2,456)	1,507	(1,736)	1,409	725	(64)
Net Assets at Beginning of Period	2,456	949	1,736	327	888	952
Net Assets at End of Period	$-	$ 2,456	$-	$ 1,736	$ 1,613	$888

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Van Kampen Equity and Income Fund		AZL Van Kampen Global Real Estate Fund		AZL Van Kampen Growth and Income Fund
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$20	$10	$ (26)	$(8)	$10	$(7)
Realized Gains (Losses) on Investments, Net	(35)	12	(175)	(164)	(291)	61
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,265	(561)	1,466	(865)	1,038	(1,485)
Net Increase (Decrease) in Net Assets
From Operations	1,250	(539)	1,265	(1,037)	757	(1,431)

Contract Transactions-All Products
Purchase Payments	4,862	1,365	483	723	693	685
Transfers Between Funds	32	(167)	2,121	(158)	(52)	(112)
Surrenders and Terminations	(201)	(76)	(185)	(48)	(188)	(562)
Rescissions	(2)	(12)	(31)	(10)	(31)	(16)
Bonus (Recapture)	27	25	3	15	8	5
Contract Maintenance Charge	-	-	(1)	-	(1)	(1)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	4,718	1,135	2,390	522	429	(1)
Increase (Decrease) in Net Assets	5,968	596	3,655	(515)	1,186	(1,432)
Net Assets at Beginning of Period	2,372	1,776	1,462	1,977	2,990	4,422
Net Assets at End of Period	$ 8,340	$ 2,372	$ 5,117	$ 1,462	$ 4,176	$ 2,990

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Van Kampen International Equity Fund		AZL Van Kampen Mid Cap Growth Fund		BlackRock Global Allocations V.I. Fund
	2009	2008	2009	2008	2009	2008 (F)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$307	$ (24)	$ (193)	$ (162)	$87	$50
Realized Gains (Losses) on Investments, Net	(268)	262	(471)	2	104	(91)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,138	(2,407)	4,291	(5,814)	1,873	(147)
Net Increase (Decrease) in Net Assets
From Operations	1,177	(2,169)	3,627	(5,974)	2,064	(188)

Contract Transactions-All Products
Purchase Payments	444	1,259	1,193	2,280	15,193	3,370
Transfers Between Funds	6,908	(738)	1,769	(7,497)	1,943	(42)
Surrenders and Terminations	(434)	(218)	(313)	(405)	(32)	(44)
Rescissions	(22)	(135)	(122)	(75)	(320)	(259)
Bonus (Recapture)	5	8	6	40	178	16
Contract Maintenance Charge	(1)	(1)	(2)	(1)	(1)	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	6,900	175	2,531	(5,658)	16,961	3,041
Increase (Decrease) in Net Assets	8,077	(1,994)	6,158	(11,632)	19,025	2,853
Net Assets at Beginning of Period	4,973	6,967	5,843	17,475	2,853	-
Net Assets at End of Period	$13,050	$ 4,973	$12,001	$ 5,843	$21,878	$ 2,853

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Davis VA Financial Portfolio		Davis VA Value Portfolio		Dreyfus IP Small Cap Stock Index Portfolio
	2009	2008	2009	2008	2009	2008 (G)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (23)	$ (37)	$(3)	$(6)	$-	$ (29)
Realized Gains (Losses) on Investments, Net	(81)	(189)	(13)	17	-	123
Net Change in Unrealized Appreciation
(Depreciation) on Investments	697	(753)	78	(275)	-	(115)
Net Increase (Decrease) in Net Assets
From Operations	593	(979)	62	(264)	-	(21)

Contract Transactions-All Products
Purchase Payments	495	433	5	1	-	28
Transfers Between Funds	47	133	(34)	(27)	-	(3,318)
Surrenders and Terminations	(54)	(270)	(34)	(156)	-	(123)
Rescissions	(60)	(10)	-	-	-	(18)
Bonus (Recapture)	4	4	-	-	-	(1)
Contract Maintenance Charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	432	290	(63)	(182)	-	(3,432)
Increase (Decrease) in Net Assets	1,025	(689)	(1)	(446)	-	(3,453)
Net Assets at Beginning of Period	1,206	1,895	273	719	-	3,453
Net Assets at End of Period	$ 2,231	$1,206	$272	$273	$-	$-

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Dreyfus Stock Index Fund		Franklin Global Communications Securities Fund		Franklin Growth and Income Securities Fund
	2009	2008 (G)	2009 (C)	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$-	$ (33)	$(4)	$ (163)	$573	$455
Realized Gains (Losses) on Investments, Net	-	402	(7,046)	(1,239)	(1,727)	598
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	(1,084)	7,519	(6,182)	4,635	(10,749)
Net Increase (Decrease) in Net Assets
From Operations	-	(715)	469	(7,584)	3,481	(9,696)

Contract Transactions-All Products
Purchase Payments	-	30	79	692	10	57
Transfers Between Funds	-	(4,073)	(7,574)	(2,586)	(279)	(1,457)
Surrenders and Terminations	-	(500)	(481)	(1,454)	(1,675)	(2,802)
Rescissions	-	-	-	(76)	-	-
Bonus (Recapture)	-	1	1	23	-	3
Contract Maintenance Charge	-	(1)	(2)	(9)	(12)	(13)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(4,543)	(7,977)	(3,410)	(1,956)	(4,212)
Increase (Decrease) in Net Assets	-	(5,258)	(7,508)	(10,994)	1,525	(13,908)
Net Assets at Beginning of Period	-	5,258	7,508	18,502	15,825	29,733
Net Assets at End of Period	$-	$-	$-	$ 7,508	$17,350	$15,825

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Franklin High Income Securities Fund		Franklin Income Securities Fund		Franklin Large Cap Growth Securities Fund
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$436	$714	$ 2,379	$ 1,458	$(5)	$ (18)
Realized Gains (Losses) on Investments, Net	(790)	(721)	(1,200)	260	(321)	310
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3,147	(2,058)	9,671	(15,833)	1,601	(3,409)
Net Increase (Decrease) in Net Assets
From Operations	2,793	(2,065)	10,850	(14,115)	1,275	(3,117)

Contract Transactions-All Products
Purchase Payments	2,178	979	2,271	7,911	24	49
Transfers Between Funds	1,929	(1,270)	(193)	(800)	(201)	(524)
Surrenders and Terminations	(839)	(1,136)	(2,822)	(5,231)	(429)	(926)
Rescissions	(102)	(13)	(63)	(605)	-	-
Bonus (Recapture)	11	15	17	48	1	1
Contract Maintenance Charge	(4)	(3)	(16)	(15)	(3)	(3)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	3,173	(1,428)	(806)	1,308	(608)	(1,403)
Increase (Decrease) in Net Assets	5,966	(3,493)	10,044	(12,807)	667	(4,520)
Net Assets at Beginning of Period	6,062	9,555	32,473	45,280	5,145	9,665
Net Assets at End of Period	$12,028	$ 6,062	$42,517	$32,473	$ 5,812	$ 5,145

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Franklin Money Market Fund		Franklin Real Estate Fund		Franklin Rising Dividends Securities Fund
	2009 (C)	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (18)	$ 8	$459	$ (37)	$(4)	$85
Realized Gains (Losses) on Investments, Net	-	-	(1,106)	1,393	(335)	729
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	(4)	1,317	(5,280)	2,702	(8,721)
Net Increase (Decrease) in Net Assets
From Operations	(18)	4	670	(3,924)	2,363	(7,907)

Contract Transactions-All Products
Purchase Payments	-	-	14	20	30	56
Transfers Between Funds	(4,397)	(1)	(145)	(724)	(473)	(1,445)
Surrenders and Terminations	(564)	(442)	(428)	(925)	(1,964)	(3,203)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	1	1	1
Contract Maintenance Charge	-	(2)	(2)	(3)	(11)	(12)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(4,961)	(445)	(561)	(1,631)	(2,417)	(4,603)
Increase (Decrease) in Net Assets	(4,979)	(441)	109	(5,555)	(54)	(12,510)
Net Assets at Beginning of Period	4,979	5,420	4,664	10,219	18,443	30,953
Net Assets at End of Period	$-	$ 4,979	$ 4,773	$ 4,664	$18,389	$18,443

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Franklin Small Cap Value Securities Fund		Franklin Small-Mid Cap Growth Securities Fund		Franklin Templeton VIP Founding Funds Allocation Fund
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$(3)	$ (19)	$ (60)	$ (87)	$37	$93
Realized Gains (Losses) on Investments, Net	27	284	(241)	618	(457)	39
Net Change in Unrealized Appreciation
(Depreciation) on Investments	417	(1,179)	1,592	(3,373)	2,787	(2,526)
Net Increase (Decrease) in Net Assets
From Operations	441	(914)	1,291	(2,842)	2,367	(2,394)

Contract Transactions-All Products
Purchase Payments	5	16	26	45	1,744	8,217
Transfers Between Funds	(190)	(233)	(113)	(480)	(569)	(57)
Surrenders and Terminations	(121)	(289)	(372)	(636)	(209)	(242)
Rescissions	-	-	-	-	(70)	(112)
Bonus (Recapture)	-	-	1	1	12	170
Contract Maintenance Charge	(1)	(1)	(3)	(3)	(1)	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(307)	(507)	(461)	(1,073)	907	7,976
Increase (Decrease) in Net Assets	134	(1,421)	830	(3,915)	3,274	5,582
Net Assets at Beginning of Period	1,693	3,114	3,420	7,335	7,016	1,434
Net Assets at End of Period	$ 1,827	$ 1,693	$ 4,250	$ 3,420	$10,290	$ 7,016

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Franklin U.S. Government Fund		Franklin Zero Coupon Fund 2010		J.P. Morgan International Opportunities Portfolio
	2009	2008	2009	2008	2009 (C)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$568	$768	$294	$249	$-	$-
Realized Gains (Losses) on Investments, Net	213	3	(156)	(6)	(2)	2
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(404)	643	(210)	46	2	(7)
Net Increase (Decrease) in Net Assets
From Operations	377	1,414	(72)	289	-	(5)

Contract Transactions-All Products
Purchase Payments	3,327	2,547	813	1,640	-	-
Transfers Between Funds	1,264	2,058	(741)	(279)	(7)	-
Surrenders and Terminations	(2,668)	(3,828)	(630)	(435)	-	-
Rescissions	(166)	(133)	(27)	(63)	-	-
Bonus (Recapture)	31	26	11	36	-	-
Contract Maintenance Charge	(12)	(11)	(2)	(1)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	1,776	659	(576)	898	(7)	-
Increase (Decrease) in Net Assets	2,153	2,073	(648)	1,187	(7)	(5)
Net Assets at Beginning of Period	25,009	22,936	5,768	4,581	7	12
Net Assets at End of Period	$27,162	$25,009	$ 5,120	$ 5,768	$-	$ 7

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	J.P. Morgan U.S. Large Cap Core Equity Portfolio		Jennison 20/20 Focus Portfolio		JPMIT International Equity Fund
	2009 (C)	2008	2009	2008 (G)	2009 (A)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$-	$-	$-	$ (25)	$-	$-
Realized Gains (Losses) on Investments, Net	(3)	-	-	183	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3	(5)	-	(332)	3	-
Net Increase (Decrease) in Net Assets
From Operations	-	(5)	-	(174)	3	-

Contract Transactions-All Products
Purchase Payments	-	-	-	61	-	-
Transfers Between Funds	(9)	-	-	(1,339)	7	-
Surrenders and Terminations	-	(1)	-	(87)	-	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(9)	(1)	-	(1,365)	7	-
Increase (Decrease) in Net Assets	(9)	(6)	-	(1,539)	10	-
Net Assets at Beginning of Period	9	15	-	1,539	-	-
Net Assets at End of Period	$-	$ 9	$-	$-	$10	$-

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	JPMorgan Insurance Trust U.S. Equity Portfolio		Mutual Global Discovery Securities Fund		Mutual Shares Securities Fund
	2009 (A)	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$-	$-	$ (131)	$87	$ 1	$264
Realized Gains (Losses) on Investments, Net	-	-	120	905	(1,232)	607
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3	-	3,551	(7,529)	5,508	(11,677)
Net Increase (Decrease) in Net Assets
From Operations	3	-	3,540	(6,537)	4,277	(10,806)

Contract Transactions-All Products
Purchase Payments	-	-	2,105	4,068	1,587	5,263
Transfers Between Funds	9	-	289	(707)	(1,152)	(1,211)
Surrenders and Terminations	-	-	(949)	(1,248)	(1,249)	(2,133)
Rescissions	-	-	(172)	(363)	(113)	(319)
Bonus (Recapture)	-	-	12	47	5	55
Contract Maintenance Charge	-	-	(6)	(5)	(7)	(6)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	9	-	1,279	1,792	(929)	1,649
Increase (Decrease) in Net Assets	12	-	4,819	(4,745)	3,348	(9,157)
Net Assets at Beginning of Period	-	-	16,038	20,783	18,799	27,956
Net Assets at End of Period	$12	$-	$20,857	$16,038	$22,147	$18,799

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	OpCap Mid Cap Portfolio		Oppenheimer Global Securities Fund/VA		Oppenheimer High Income Fund/VA
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (38)	$ (18)	$ 1	$(8)	$(8)	$28
Realized Gains (Losses) on Investments, Net	(13)	50	(11)	117	(115)	(72)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	803	(544)	345	(888)	224	(430)
Net Increase (Decrease) in Net Assets
From Operations	752	(512)	335	(779)	101	(474)

Contract Transactions-All Products
Purchase Payments	929	763	1	4	-	-
Transfers Between Funds	754	90	38	(250)	1	257
Surrenders and Terminations	(74)	(39)	(125)	(182)	(22)	(44)
Rescissions	(17)	(26)	-	-	-	-
Bonus (Recapture)	9	13	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	1,601	801	(86)	(428)	(21)	213
Increase (Decrease) in Net Assets	2,353	289	249	(1,207)	80	(261)
Net Assets at Beginning of Period	1,107	818	953	2,160	402	663
Net Assets at End of Period	$ 3,460	$ 1,107	$ 1,202	$953	$482	$402

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Oppenheimer Main Street Fund/VA		PIMCO VIT All Asset Portfolio		PIMCO VIT Commodity RealReturn Strategy Portfolio
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$(4)	$ (11)	$257	$114	$243	$135
Realized Gains (Losses) on Investments, Net	(57)	115	3	(72)	(452)	(2,527)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	348	(994)	524	(552)	1,765	(2,343)
Net Increase (Decrease) in Net Assets
From Operations	287	(890)	784	(510)	1,556	(4,735)

Contract Transactions-All Products
Purchase Payments	6	2	2,153	1,246	997	2,917
Transfers Between Funds	(39)	(56)	461	234	3,017	2,875
Surrenders and Terminations	(98)	(85)	(140)	(219)	(225)	(236)
Rescissions	-	-	(23)	(222)	(116)	(93)
Bonus (Recapture)	-	-	9	15	2	57
Contract Maintenance Charge	-	-	(1)	-	(1)	(1)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(131)	(139)	2,459	1,054	3,674	5,519
Increase (Decrease) in Net Assets	156	(1,029)	3,243	544	5,230	784
Net Assets at Beginning of Period	1,280	2,309	2,737	2,193	2,930	2,146
Net Assets at End of Period	$ 1,436	$ 1,280	$ 5,980	$ 2,737	$ 8,160	$ 2,930

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	PIMCO VIT Emerging Markets Bond Portfolio		PIMCO VIT Global Bond Portfolio		PIMCO VIT Global Multi-Asset Portfolio
	2009	2008	2009	2008	2009 (B)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$99	$67	$18	$19	$ 2	$-
Realized Gains (Losses) on Investments, Net	(24)	24	225	(59)	1	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	535	(381)	45	(92)	(6)	-
Net Increase (Decrease) in Net Assets
From Operations	610	(290)	288	(132)	(3)	-

Contract Transactions-All Products
Purchase Payments	1,848	594	829	871	622	-
Transfers Between Funds	1,432	(68)	111	(12)	176	-
Surrenders and Terminations	(221)	(35)	(172)	(56)	-	-
Rescissions	(35)	(2)	(29)	(5)	-	-
Bonus (Recapture)	8	11	8	15	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	3,032	500	747	813	798	-
Increase (Decrease) in Net Assets	3,642	210	1,035	681	795	-
Net Assets at Beginning of Period	1,445	1,235	1,686	1,005	-	-
Net Assets at End of Period	$ 5,087	$ 1,445	$2,721	$ 1,686	$795	$-

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	PIMCO VIT High Yield Portfolio		PIMCO VIT Real Return Portfolio		PIMCO VIT StocksPLUS Growth and Income Portfolio
	2009	2008	2009	2008	2009 (D)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$375	$163	$87	$103	$ 3	$ 8
Realized Gains (Losses) on Investments, Net	55	(108)	395	(162)	(42)	(5)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,515	(842)	882	(800)	36	(70)
Net Increase (Decrease) in Net Assets
From Operations	1,945	(787)	1,364	(859)	(3)	(67)

Contract Transactions-All Products
Purchase Payments	1,612	561	2,403	3,332	-	1
Transfers Between Funds	3,412	(104)	1,223	(778)	(68)	(29)
Surrenders and Terminations	(437)	(311)	(768)	(367)	(1)	(26)
Rescissions	(11)	(27)	(140)	(384)	-	-
Bonus (Recapture)	16	7	23	39	-	-
Contract Maintenance Charge	(1)	(1)	(2)	(1)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	4,591	125	2,739	1,841	(69)	(54)
Increase (Decrease) in Net Assets	6,536	(662)	4,103	982	(72)	(121)
Net Assets at Beginning of Period	2,528	3,190	7,378	6,396	72	193
Net Assets at End of Period	$ 9,064	$2,528	$11,481	$7,378	$-	$72

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	PIMCO VIT Total Return Portfolio		Seligman Global Technology Portfolio		Seligman Small-Cap Value Portfolio
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$594	$309	$-	$-	$ (12)	$ (18)
Realized Gains (Losses) on Investments, Net	968	280	-	-	(98)	233
Net Change in Unrealized Appreciation
(Depreciation) on Investments	522	(252)	2	(3)	281	(710)
Net Increase (Decrease) in Net Assets
From Operations	2,084	337	2	(3)	171	(495)

Contract Transactions-All Products
Purchase Payments	8,472	6,292	-	-	2	2
Transfers Between Funds	5,719	(268)	-	-	(46)	(444)
Surrenders and Terminations	(1,006)	(1,414)	-	-	(61)	(53)
Rescissions	(136)	(1,258)	-	-	-	-
Bonus (Recapture)	99	44	-	-	-	-
Contract Maintenance Charge	(3)	(2)	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	13,145	3,394	-	-	(105)	(495)
Increase (Decrease) in Net Assets	15,229	3,731	2	(3)	66	(990)
Net Assets at Beginning of Period	12,759	9,028	5	8	589	1,579
Net Assets at End of Period	$27,988	$12,759	$ 7	$ 5	$655	$589

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	SP International Growth Portfolio		SP Strategic Partners Focused Growth Portfolio		Templeton Developing Markets Securities Fund
	2009	2008	2009	2008	2009	2008 (H)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$(2)	$(2)	$(6)	$(7)	$-	$58
Realized Gains (Losses) on Investments, Net	(81)	29	(6)	27	-	(1,489)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	130	(296)	110	(161)	-	(3,701)
Net Increase (Decrease) in Net Assets
From Operations	47	(269)	98	(141)	-	(5,132)

Contract Transactions-All Products
Purchase Payments	-	8	1	1	-	39
Transfers Between Funds	(38)	25	2	41	-	(4,225)
Surrenders and Terminations	(15)	(75)	(3)	(25)	-	(569)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	1
Contract Maintenance Charge	-	-	-	-	-	(2)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(53)	(42)	-	17	-	(4,756)
Increase (Decrease) in Net Assets	(6)	(311)	98	(124)	-	(9,888)
Net Assets at Beginning of Period	218	529	246	370	-	9,888
Net Assets at End of Period	$212	$218	$344	$246	$-	$-

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Templeton Foreign Securities Fund		Templeton Global Asset Allocation Fund		Templeton Global Bond Securities Fund
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$232	$163	$45	$62	$ 1,053	$303
Realized Gains (Losses) on Investments, Net	113	1,853	(68)	63	161	(779)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3,224	(10,265)	123	(316)	121	(6)
Net Increase (Decrease) in Net Assets
From Operations	3,569	(8,249)	100	(191)	1,335	(482)

Contract Transactions-All Products
Purchase Payments	48	124	-	-	3,077	4,106
Transfers Between Funds	(201)	(516)	(7)	-	1,448	(732)
Surrenders and Terminations	(1,085)	(1,883)	(78)	(54)	(966)	(486)
Rescissions	-	(39)	-	-	(89)	(298)
Bonus (Recapture)	3	3	-	-	13	61
Contract Maintenance Charge	(7)	(8)	-	-	(3)	(2)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(1,242)	(2,319)	(85)	(54)	3,480	2,649
Increase (Decrease) in Net Assets	2,327	(10,568)	15	(245)	4,815	2,167
Net Assets at Beginning of Period	11,026	21,594	536	781	6,613	4,446
Net Assets at End of Period	$13,353	$11,026	$551	$536	$11,428	$ 6,613

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Templeton Growth Securities Fund		Van Kampen LIT Capital Growth Portfolio		Van Kampen LIT Growth and Income Portfolio
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$194	$ 3	$-	$-	$-	$-
Realized Gains (Losses) on Investments, Net	(1,307)	355	-	-	-	2
Net Change in Unrealized Appreciation
(Depreciation) on Investments	4,807	(10,395)	2	(3)	-	(3)
Net Increase (Decrease) in Net Assets
From Operations	3,694	(10,037)	2	(3)	-	(1)

Contract Transactions-All Products
Purchase Payments	733	4,047	-	-	-	-
Transfers Between Funds	(1,074)	(997)	-	-	-	-
Surrenders and Terminations	(1,187)	(1,941)	-	-	-	(14)
Rescissions	(39)	(318)	-	-	-	-
Bonus (Recapture)	2	44	-	-	-	-
Contract Maintenance Charge	(6)	(7)	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(1,571)	828	-	-	-	(14)
Increase (Decrease) in Net Assets	2,123	(9,209)	2	(3)	-	(15)
Net Assets at Beginning of Period	13,480	22,689	2	5	-	15
Net Assets at End of Period	$15,603	$13,480	$ 4	$ 2	$-	$-

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Total All Funds
	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ 6,039	$ 3,584
Realized Gains (Losses) on Investments, Net	(24,819)	(2,386)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	134,055	(197,851)
Net Increase (Decrease) in Net Assets
From Operations	115,275	(196,653)

Contract Transactions-All Products
Purchase Payments	139,787	150,515
Transfers Between Funds	(4,127)	(15,327)
Surrenders and Terminations	(38,760)	(51,715)
Rescissions	(5,229)	(9,982)
Bonus (Recapture)	1,307	2,023
Contract Maintenance Charge	(158)	(141)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	92,820	75,373
Increase (Decrease) in Net Assets	208,095	(121,280)
Net Assets at Beginning of Period	450,908	572,188
Net Assets at End of Period	$659,003	$450,908

(A) Period from April 23, 2009 (fund commencement) to December 31, 2009
(B) Period from October 23, 2009 (fund commencement) to December 31, 2009
(C) Period from January 1, 2009 through April 23, 2009 (fund termination)
(D) Period from January 1, 2009 through July 17, 2009 (fund termination)
(E) Period from January 1, 2009 through October 23, 2009 (fund termination)
(F) Period from May 1, 2008 (fund commencement) to December 31, 2008
(G) Period from January 1, 2008 through September 20, 2008 (fund termination)
(H) Period from January 1, 2008 through November 21, 2008 (fund termination)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

1.	ORGANIZATION

Allianz Life of NY Variable Account C (Variable Account) is a segregated investment account of Allianz Life Insurance Company of New York (Allianz Life of New York) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (as amended).The Variable Account was established by Allianz Life of New York on February 26, 1988 and commenced operations September 6, 1991.Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

The Variable Account's assets are the property of Allianz Life of New York and are held for the benefit of the owners and other persons entitled to payments under variable annuity contracts issued through the Variable Account and underwritten by Allianz Life of New York.The assets of the Variable Account are equal to the reserves and other liabilities of the Variable Account.These Assets are not chargeable with liabilities that arise from any other business Allianz Life of New York may conduct.

The Variable Account's sub-accounts invest, at net asset values, in one or more of select funds of AIM Variable Insurance Funds, Inc.; The Alger American Fund;Allianz Investment Management, LLC; BlackRock Advisors, Inc.; Davis Variable Account Fund, Inc.; Franklin Templeton Variable Insurance Products Trust (formerly, Franklin Valuemark Funds); J.P. Morgan Series Trust II; OpCap Advisors, LLC; Oppenheimer Variable Account Funds; Pacific Investment Management Company; Prudential Investments Fund Management, LLC; Seligman Portfolios, Inc., LLC; Van Kampen Life Investment Trust , in accordance with the selection made by the contract owner. Not all funds are available as investment options for the products, which comprise the Variable Account.The investment advisers and specialist manager for each funds are listed in the following table:

Fund	Investment Adviser	Specialist Manager/Adviser
AIM V.I. Capital Appreciation Fund	Invesco AIM Advisors, Inc.	N/A
AIM V.I. Core Equity Fund	Invesco AIM Advisors, Inc.	N/A
Alger American Capital Appreciation Portfolio	Fred Alger Management, Inc.	N/A
Alger American LargeCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American MidCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American SmallCap Growth Portfolio	Fred Alger Management, Inc.	N/A
AZL AIM International Equity Fund * †	Allianz Investment Management, LLC	Invesco Aim Capital Management, Inc.
AZL Allianz Global Investors Select Fund * †	Allianz Investment Management, LLC	Allianz Investment Management, LLC
AZL Balanced Index Strategy Fund * †	Allianz Investment Management, LLC	Allianz Investment Management, LLC
AZL BlackRock Capital Appreciation Fund * †	Allianz Investment Management, LLC	BlackRock Capital Management, Inc.
AZL Columbia Mid Cap Value Fund †	Allianz Investment Management, LLC	Columbia Management Advisors, LLC
AZL Columbia Small Cap Value Fund †	Allianz Investment Management, LLC	Columbia Management Advisors, LLC
AZL Davis NY Venture Fund * †	Allianz Investment Management, LLC	Davis Selected Advisers, L.P.
AZL Dreyfus Equity Growth Fund * †	Allianz Investment Management, LLC	Founders Asset Management, LLC
AZL Eaton Vance Large Cap Value Fund * †	Allianz Investment Management, LLC	Eaton Vance Investment Managers
AZL Franklin Small Cap Value Fund * †	Allianz Investment Management, LLC	Franklin Advisory Services LLC
AZL Franklin Templeton Founding Strategy Plus Fund * †	Allianz Investment Management, LLC	Franklin Advisory Services LLC
AZL Fusion Balanced Fund †	Allianz Investment Management, LLC	Allianz Investment Management, LLC
AZL Fusion Conservative Fund * †	Allianz Investment Management, LLC	Allianz Investment Management, LLC
AZL Fusion Growth Fund †	Allianz Investment Management, LLC	Allianz Investment Management, LLC
AZL Fusion Moderate Fund †	Allianz Investment Management, LLC	Allianz Investment Management, LLC
AZL International Index Fund * †	Allianz Investment Management, LLC	BlackRock Capital Management, Inc.
AZL JPMorgan U.S. Equity Fund * †	Allianz Investment Management, LLC	J.P. Morgan Investment Management Inc.
AZL MFS Investors Trust Fund * †	Allianz Investment Management, LLC	MFS Investment Managament
AZL Moderate Index Strategy Fund * †	Allianz Investment Management, LLC	Allianz Investment Management, LLC
AZL Money Market Fund * †	Allianz Investment Management, LLC	BlackRock Institutional Management Corporation
AZL OCC Growth Fund * †	Allianz Investment Management, LLC	Oppenheimer Capital, LLC
AZL OCC Opportunity Fund * †	Allianz Investment Management, LLC	Oppenheimer Capital, LLC
AZL S&P 500 Index Fund †	Allianz Investment Management, LLC	The Dreyfus Corporation
AZL Schroder Emerging Markets Equity Fund CL 1 †	Allianz Investment Management, LLC	Schroder Investment Management NA Inc.
AZL Schroder Emerging Markets Equity Fund CL 2 †	Allianz Investment Management, LLC	Schroder Investment Management NA Inc.
AZL Small Cap Stock Index Fund †	Allianz Investment Management, LLC	The Dreyfus Corporation
AZL Turner Quantitative Small Cap Growth Fund †	Allianz Investment Management, LLC	Turner Investment Partners, Inc.
AZL Van Kampen Equity and Income Fund * †	Allianz Investment Management, LLC	Van Kampen Asset Management, Inc.
AZL Van Kampen Global Real Estate Fund * †	Allianz Investment Management, LLC	Van Kampen Asset Management, Inc.
AZL Van Kampen Growth and Income Fund * †	Allianz Investment Management, LLC	Van Kampen Asset Management, Inc.
AZL Van Kampen International Equity Fund * †	Allianz Investment Management, LLC	Van Kampen Asset Management, Inc.
AZL Van Kampen Mid Cap Growth Fund * †	Allianz Investment Management, LLC	Van Kampen Asset Management, Inc.

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

Fund	Investment Adviser	Specialist Manager/Adviser
BlackRock Global Allocations V.I. Fund	BlackRock Investment Management, LLC	N/A
Davis VA Financial Portfolio	Davis Selected Advisers, LP	N/A
Davis VA Value Portfolio	Davis Selected Advisers, LP	N/A
Franklin Growth and Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin High Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Large Cap Growth Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Real Estate Fund *	Franklin Templeton Institutional, LLC	N/A
Franklin Rising Dividends Securities Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small Cap Value Securities Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small-Mid Cap Growth Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Templeton VIP Founding Funds Allocation Fund	Franklin Templeton Services, LLC	N/A
Franklin U.S. Government Fund *	Franklin Advisers, Inc.	N/A
Franklin Zero Coupon Fund 2010	Franklin Advisers, Inc.	N/A
JPMIT International Equity Fund	J.P. Morgan Investment Management Inc.	N/A
JPMorgan Insurance Trust U.S. Equity Portfolio	J.P. Morgan Investment Management Inc.	N/A
Mutual Global Discovery Securities Fund *	Franklin Mutual Advisers, LLC	N/A
Mutual Shares Securities Fund *	Franklin Mutual Advisers, LLC	N/A
OpCap Mid Cap Portfolio †	Allianz Global Invsetors Fund Management LLC	N/A
Oppenheimer Global Securities Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer High Income Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer Main Street Fund/VA	OppenheimerFunds, Inc.	N/A
PIMCO VIT All Asset Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT CommodityRealReturn Strategy Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Emerging Markets Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Multi-Asset Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT High Yield Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Real Return Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Total Return Portfolio †	Pacific Investment Management Company LLC	N/A
Seligman Global Technology Portfolio	J & W Seligman & Co. Inc.	N/A
Seligman Small-Cap Value Portfolio	J & W Seligman & Co. Inc.	N/A
SP International Growth Portfolio *	Prudential Investments LLC	N/A
SP Strategic Partners Focused Growth Portfolio *	Prudential Investments LLC	N/A
Templeton Global Asset Allocation Fund *	Templeton Investment Counsel, LLC	N/A
Templeton Foreign Securities Fund *	Templeton Investment Counsel, LLC	N/A
Templeton Global Bond Securities Fund *	Franklin Advisers, Inc.	N/A
Templeton Growth Securities Fund *	Templeton Global Advisors Limited	N/A
Van Kampen LIT Capital Growth Portfolio	Van Kampen Asset Management, Inc.	N/A

* Fund contains class 2 shares which assess 12b-1 fees.
† The investment advisor of this fund is an affiliate of Allianz Life of New York and is paid an investment management fee by the fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.Actual results could differ from those estimates.

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

Recently Issued Accounting Pronouncements

In June 2009, the FASB issued the FASB Accounting Standards Codification (Codification or ASC). The Codification became the single source of authoritative nongovernmental GAAP, superseding existing FASB, American Institute of Certified Public Accountants (AICPA), Emerging Issues Task Force (EITF), and related literature. The Codification eliminates the previous GAAP hierarchy and establishes one level of authoritative GAAP. All other literature is considered non-authoritative. The guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Variable Account adopted the Codification as of December 31, 2009. There was no financial impact on the Consolidated Financial Statements. References to superseded GAAP guidance have been revised within disclosures to be consistent with Codification.

In May 2009 the FASB issued guidance on subsequent events accounting and disclosure (ASC 855). Under this guidance, the effects of events that occur subsequent to the balance sheet date should be evaluated through the date the financial statements are either issued or available to be issued. Subsequent events that provide additional evidence about conditions that existed at the balance sheet date should be recognized in an entity’s financial statements. Subsequent events that provide evidence about conditions that arose after the balance sheet date should be disclosed, but not recognized in an entity’s financial statements. The guidance is effective for interim and annual periods ending after June 15, 2009. The Variable Account adopted this guidance for the annual period ending December 31, 2009. There was no impact on the Consolidated Financial Statements.

Investments

Investments of the Variable Account are valued each day the markets are open at fair value using net asset values provided by the investment advisers of the funds after the 4 PM Eastern market close.

The Fair Value Measurements and Disclosures topic of the FASB ASC (ASC 820) establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 –	Unadjusted quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date.

Level 2 –	Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)           Quoted prices for similar assets or liabilities in active markets.
(b)           Quoted prices for identical or similar assets or liabilities in markets that are not active.
(c)           Inputs other than quoted prices that are observable.
(d)           Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 –
Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Variable Account’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.As of December 31, 2009, all of the Variable Account’s investments are in funds for which quoted prices are available in an active market.Therefore, all investments have been categorized as Level 1.The characterization of the underlying securities held by the funds in accordance with the Fair Value Measurements and Disclosures topic of the FASB ASC differs from the characterization of an investment in the fund.

Realized gains on investments include realized gain distributions received from the respective funds and gains on the sale of fund shares as determined by the average cost method.Realized gain distributions are reinvested in the respective funds. Dividend distributions received from the funds are reinvested in additional shares of the funds and are recorded as income to the Variable Account on the ex-dividend date.

A Flexible Fixed Account investment option and a Dollar Cost Averaging Fixed Account investment option are available to deferred annuity contract owners.These accounts are comprised of equity and fixed income investments, which are part of the general assets of Allianz Life of New York.The liabilities of the Fixed Account, including the guaranteed minimum rate of return on the Fixed Account of 3%, are part of the general obligations of Allianz Life of New York and are not included in the Variable Account.
Certain of the sub-accounts invest in Investment Options that invest in various forms of fixed income securities, including mortgage backed securities. These types of securities may present a variety of potential risks, including credit risk, extension and prepayment risk, and interest rate risk. Recently, certain types of mortgage backed securities, such as structured investment vehicles (SIVs), subprime mortgage backed bonds, and commercial paper backed by mortgage backed securities have experienced losses as a result of defaults on underlying mortgages and a lack of liquidity. These securities have also been subject to price declines resulting from lack of a trading market for the securities. As a result of the lack of liquidity, it is possible that certain securities may become more difficult to value. It is possible that these types of securities may continue to experience price declines as a result of defaults and lack of liquidity.

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

Available investment options, including the date the investment option became available for each product, as of December 31, 2009, are listed in the following table:

Fund	Allianz Advantage	Allianz Charter II NY	Allianz High Five NY	Allianz Opportunity	Allianz Valuemark II	Allianz Vision
AZL AIM International Equity Fund	5/1/2002	5/3/2004	3/19/2007	10/4/2002	N/A	5/1/2007
AZL Allianz Global Investors Select Fund	10/23/2009	10/23/2009	N/A	10/23/2009	N/A	10/23/2009
AZL Balanced Index Strategy Fund	10/23/2009	10/23/2009	N/A	10/23/2009	N/A	10/23/2009
AZL BlackRock Capital Appreciation Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	N/A	5/1/2007
AZL Columbia Mid Cap Value Fund	5/1/2006	5/1/2006	3/19/2007	5/1/2006	N/A	5/1/2007
AZL Columbia Small Cap Value Fund	5/3/2004	5/3/2004	3/19/2007	5/3/2004	N/A	5/1/2007
AZL Davis NY Venture Fund	11/15/2001	5/3/2004	3/19/2007	3/8/2004	3/8/2004	5/1/2007
AZL Dreyfus Equity Growth Fund	11/15/2001	5/3/2004	3/19/2007	3/8/2004	3/8/2004	5/1/2007
AZL Eaton Vance Large Cap Value Fund	5/1/2001	5/3/2004	3/19/2007	10/4/2002	5/1/2001	5/1/2007
AZL Franklin Small Cap Value Fund	5/1/2003	5/3/2004	3/19/2007	5/1/2003	N/A	5/1/2007
AZL Franklin Templeton Founding Strategy Plus Fund	10/23/2009	10/23/2009	N/A	10/23/2009	N/A	10/23/2009
AZL Fusion Balanced Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	N/A	5/1/2007
AZL Fusion Conservative Fund	10/23/2009	10/23/2009	N/A	10/23/2009	N/A	10/23/2009
AZL Fusion Growth Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	N/A	5/1/2007
AZL Fusion Moderate Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	N/A	5/1/2007
AZL International Index Fund	10/23/2009	10/23/2009	N/A	10/23/2009	N/A	10/23/2009
AZL JPMorgan U.S. Equity Fund	5/3/2004	5/3/2004	3/19/2007	5/3/2004	N/A	5/1/2007
AZL MFS Investors Trust Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	N/A	5/1/2007
AZL Moderate Index Strategy Fund	10/23/2009	10/23/2009	N/A	10/23/2009	N/A	10/23/2009
AZL Money Market Fund	1/22/2001	5/3/2004	3/19/2007	10/4/2002	11/5/2001	5/1/2007
AZL OCC Growth Fund	10/23/2009	10/23/2009	N/A	10/23/2009	N/A	10/23/2009
AZL OCC Opportunity Fund	5/1/2002	5/3/2004	3/19/2007	10/4/2002	N/A	5/1/2007
AZL S&P 500 Index Fund	5/1/2007	5/1/2007	3/19/2007	5/1/2007	5/1/2007	5/1/2007
AZL Schroder Emerging Markets Equity Fund CL 2	5/1/2006	5/1/2006	3/19/2007	5/1/2006	5/1/2006	5/1/2007
AZL Small Cap Stock Index Fund	5/1/2007	5/1/2007	3/19/2007	5/1/2007	N/A	5/1/2007
AZL Turner Quantitative Small Cap Growth Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	N/A	5/1/2007
AZL Van Kampen Equity and Income Fund	5/3/2004	5/3/2004	3/19/2007	5/3/2004	N/A	5/1/2007
AZL Van Kampen Global Real Estate Fund	5/1/2006	5/1/2006	3/19/2007	5/1/2006	N/A	5/1/2007
AZL Van Kampen Growth and Income Fund	5/1/2001	5/3/2004	3/19/2007	10/4/2002	5/1/2001	5/1/2007
AZL Van Kampen International Equity Fund	5/1/2003	5/3/2004	3/19/2007	5/3/2004	N/A	5/1/2007
AZL Van Kampen Mid Cap Growth Fund	5/1/2001	5/3/2004	3/19/2007	10/4/2002	5/1/2001	5/1/2007
BlackRock Global Allocations V.I. Fund	5/1/2008	5/1/2008	5/1/2008	5/1/2008	N/A	5/1/2008
Franklin High Income Securities Fund	1/22/2001	5/3/2004	3/19/2007	10/4/2002	9/6/1991	5/1/2007
Franklin Income Securities Fund	11/5/2001	11/5/2001	11/5/2001	11/5/2001	11/5/2001	5/1/2007
Franklin Templeton VIP Founding Funds Allocation Fund	9/25/2007	9/25/2007	3/19/2007	9/25/2007	9/25/2007	9/25/2007
Franklin U.S. Government Fund	1/22/2001	5/3/2004	3/19/2007	10/4/2002	9/6/1991	5/1/2007

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

Fund	Allianz Advantage	Allianz Charter II NY	Allianz High Five NY	Allianz Opportunity	Allianz Valuemark II	Allianz Vision
Franklin Zero Coupon Fund 2010	11/5/2001	5/3/2004	3/19/2007	10/4/2002	9/6/1991	5/1/2007
Mutual Global Discovery Securities Fund	1/22/2001	5/3/2004	3/19/2007	10/4/2002	11/8/1996	5/1/2007
Mutual Shares Securities Fund	1/22/2001	5/3/2004	3/19/2007	10/4/2002	11/8/1996	5/1/2007
OpCap Mid Cap Portfolio	5/1/2006	5/1/2006	3/19/2007	5/1/2006	N/A	5/1/2007
PIMCO VIT All Asset Portfolio	5/3/2004	5/3/2004	3/19/2007	5/3/2004	N/A	5/1/2007
PIMCO VIT CommodityRealReturn Portfolio	5/2/2005	5/2/2005	3/19/2007	5/2/2005	N/A	5/1/2007
PIMCO VIT Emerging Markets Bond Portfolio	5/2/2005	5/2/2005	3/19/2007	5/2/2005	N/A	5/1/2007
PIMCO VIT Global Bond Portfolio	5/2/2005	5/2/2005	3/19/2007	5/2/2005	N/A	5/1/2007
PIMCO VIT Global Multi-Asset Portfolio	10/23/2009	10/23/2009	N/A	10/23/2009	N/A	10/23/2009
PIMCO VIT High Yield Portfolio	1/22/2001	5/3/2004	3/19/2007	10/4/2002	11/5/2001	5/1/2007
PIMCO VIT Real Return Portfolio	5/1/2003	5/3/2004	3/19/2007	5/1/2003	N/A	5/1/2007
PIMCO VIT Total Return Portfolio	1/22/2001	5/3/2004	3/19/2007	10/4/2002	11/5/2001	5/1/2007
Templeton Global Bond Securities Fund	11/5/2001	5/3/2004	3/19/2007	10/4/2002	1/24/1992	5/1/2007
Templeton Growth Securities Fund	11/5/2001	5/3/2004	3/19/2007	10/4/2002	7/31/1994	5/1/2007

For the years ended December 31, 2009 and 2008, several funds changed their name as summarized, with the effective date of the change, in the following table:

Current Fund Name	Prior Fund Name	Effective Date
Alger American Capital Appreciation Portfolio	Alger American Leveraged AllCap Portfolio	May 1, 2008
Alger American LargeCap Growth Portfolio	Alger American Growth Portfolio	May 1, 2008
Alger American SmallCap Growth Portfolio	Alger American Small Capitalization Portfolio	May 1, 2008
Van Kampen LIT Capital Growth Portfolio	Van Kampen LIT Strategic Growth Portfolio	May 1, 2008
AZL Columbia Small Cap Value Fund	AZL Dreyfus Premier Small Cap Value Fund	September 20, 2008
AZL BlackRock Capital Appreciation fund	AZL Jennison Growth fund	November 21, 2008
AZL Columbia Mid Cap Value Fund	AZL Neuberger Regency Fund	November 21, 2008
AZL JPMorgan U.S. Equity fund	AZL Oppenheimer Main Street Fund	January 26, 2009
AZL JPMorgan Large Cap Equity Fund	AZL Legg Mason Value Fund	January 26, 2009
AZL BlackRock Growth Fund	AZL Legg Mason Growth Fund	January 26, 2009
Templeton Global Bond Securities Fund	Templeton Global Income Securities Fund	April 23, 2009
AZL Dreyfus Equity Growth Fund	AZL Dreyfus Founders Equity Growth Fund	April 23, 2009
Mutual Global Discovery Securities Fund	Mutual Discovery Securities Fund	April 23, 2009
AZL Eaton Vance Large Cap Value Fund	AZL Van Kampen Comstock Fund	October 23, 2009
AZL Van Kampen International Equity Fund	AZL Van Kampen Global Franchise Fund	October 23, 2009
AZL MFS Investors Trust Fund	AZL Jennison 20/20 Focus Fund	October 23, 2009

During the year ended December 31, 2009, the following fund was closed to new money:

Fund	Date Closed
Davis VA Financial Portfolio	October 23, 2009

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

During the years ended December 31, 2009 and 2008, the following funds were added as available options:

Fund	Date Opened
BlackRock Global Allocations V.I. Fund	May 1, 2008
JPMIT International Equity Fund	April 23, 2009
JPMorgan Insurance Trust U.S. Equity Portfolio	April 23, 2009
AZL Allianz Global Investors Select Fund	October 23, 2009
AZL Balanced Index Strategy Fund	October 23, 2009
AZL Franklin Templeton Founding Strategy Plus Fund	October 23, 2009
AZL Fusion Conservative Fund	October 23, 2009
AZL International Index Fund	October 23, 2009
AZL Moderate Index Strategy Fund	October 23, 2009
AZL OCC Growth Fund	October 23, 2009
PIMCO VIT Global Multi-Asset Portfolio	October 23, 2009

For the years ended December 31, 2009 and 2008, several funds merged or were replaced.The fund names and effective dates of the mergers or replacements are summarized in the following table:

Closed Fund	Receiving Fund	Date Merged
Jennison 20/20 Focus Portfolio	AZL Jennison 20/20 Fucus Fund	September 20, 2008
Dreyfus Stock Index Fund	AZL S&P 500 Index Fund	September 20, 2008
Dreyfus IP Small Cap Stock Index Portfolio	AZL Small Cap Stock Index Fund	September 20, 2008
AZL LMP Large Cap Growth Fund	AZL Legg Mason Growth Fund	November 21, 2008
AZL OCC Value Fund	AZL Davis NY Venture Fund	November 21, 2008
Templeton Developing Markets Securities Fund	AZL Schroder Emerging Markets Equity Fund CL 1	November 21, 2008
Templeton Developing Markets Securities Fund	AZL Schroder Emerging Markets Equity Fund CL 2	November 21, 2008
Franklin Money Market Fund	AZL Money Market Fund	April 23, 2009
Franklin Global Communications Securities Fund	AZL Money Market Fund	April 23, 2009
J.P. Morgan International Opportunities Portfolio	JPMIT International Equity Fund	April 23, 2009
J.P. Morgan U.S. Large Cap Core Equity Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	April 23, 2009
PIMCO VIT StocksPLUS Growth and Income Portfolio	AZL Money Market Fund	July 17, 2009
AZL BlackRock Growth Fund	AZL BlackRock Capital Appreciation Fund	October 23, 2009
AZL Columbia Technology Fund	AZL BlackRock Capital Appreciation Fund	October 23, 2009
AZL First Trust Target Double Play Fund	AZL S&P 500 Index Fund	October 23, 2009
AZL JPMorgan Large Cap Equity Fund	AZL JPMorgan U.S. Equity fund	October 23, 2009
AZL NACM International Fund	AZL International Index Fund	October 23, 2009
AZL Oppenheimer Global Fund	AZL Van Kampen Global Franchise Fund	October 23, 2009
AZL Oppenheimer International Growth Fund	AZL AIM International Equity Fund	October 23, 2009
AZL PIMCO Fundamental IndexPLUS Total Return Fund	AZL S&P 500 Index Fund	October 23, 2009
AZL Schroder International Small Cap Fund	AZL International Index Fund	October 23, 2009
AZL TargetPLUS Balanced Fund	AZL Balanced Index Strategy Fund	October 23, 2009
AZL TargetPLUS Equity Fund	AZL S&P 500 Index Fund	October 23, 2009
AZL TargetPLUS Growth Fund	AZL Moderate Index Strategy Fund	October 23, 2009
AZL TargetPLUS Moderate Fund	AZL Moderate Index Strategy Fund	October 23, 2009

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

Contracts in Annuity Payment Period

Annuity reserves are computed for currently payable contracts according to the 1983 and 2000 Individual Annuity Mortality Tables, using an assumed investment return (AIR) equal to the AIR of the specific contracts, either 3%, 4.5%, or 5%.Charges to annuity reserves for mortality and risk expense are reimbursed to Allianz Life of New York if the reserves required are less than originally estimated.If additional reserves are required, Allianz Life of New York reimburses the account.

Premium Bonus

Allianz Opportunity contract owners receive a bonus of 6% on each purchase payment.

Expenses

The Mortality and Expense Risk (M&E) charge and administrative charge for Allianz Advantage can be summarized as follows:

The Allianz Advantage was launched in January 2001. The Advantage Original Contract was available from January 2001 to February 19, 2004. For Advantage Original Contracts without an Enhanced Death Benefit (EDB) endorsement, the death benefit is equal to the contract value. For Advantage Original Contracts with an EDB endorsement if the owner was age 80 or older at issue, the death benefit is the greater of contract value, or total purchase payments less withdrawals. For Original Contracts with an EDB endorsement if the owner was age 79 or younger at issue, the death benefit is either the contract value, or the greater of: a) total purchase payments less withdrawals, or b) the highest contract anniversary value.

The most recently offered Allianz Advantage contract replaced the Original Contract beginning in February 2004. The most recently offered contract automatically provides a Traditional Guaranteed Minimum Death Benefit (Traditional GMDB) where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner can instead select the optional Enhanced GMDB where the death benefit is the greater of the current contract value or the highest contract anniversary value.

The most recently offered Allianz Advantage contracts also offer a choice of either the Traditional Guaranteed Benefit Package (Traditional GBP) or the Enhanced Guaranteed Benefit Package (Enhanced GBP) for an additional charge. The GBPs include a Guaranteed Minimum Income Benefit (GMIB) and a Guaranteed Partial Withdrawal Benefit (GPWB). The GBPs provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB. Under the Traditional GBP, income is based on total purchase payments adjusted for partial withdrawals. Under the Enhanced GBP, income is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 7%. For Allianz Advantage contracts issued from February 19, 2004 to April 28, 2006, income under the Enhanced GBP is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by either 3% or 5%.

Charges during the Accumulation Phase (includes 0.15% of administrative charge) are as follows:

Charges during the Accumulation Phase	Original Contract	Most Recently Offered Contract without a GBP	Most Recently Offered Contract with the Traditional GBP	Most Recently Offered Contract with the Enhanced GBP
	1.49%	-	-	-
Traditional GMDB	-	1.65%	1.85%	2.35%
Enhanced GMDB	-	1.85%	2.00%	2.50%

The charges during the Annuity Phase if the owner takes variable annuity payments are 1.65% for the most recently offered Allianz Advantage Contract; and the charges are 1.40% for the Original Contract.

The M&E charge for Allianz Charter II can be summarized as follows:

The Allianz Charter II was launched in May 2004. The Allianz Charter II contract automatically provides a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of the current contract value or the highest contract anniversary value.

Allianz Charter II contracts also offered a choice of either the Traditional Guaranteed Benefit Package (Traditional GBP) or the Enhanced Guaranteed Benefit Package (Enhanced GBP) for an additional charge. The GBPs include a Guaranteed Minimum Income Benefit (GMIB) and a Guaranteed Partial Withdrawal Benefit (GPWB). The GBPs provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB. Under the Traditional GBP, income is based on total purchase payments adjusted for partial withdrawals. Under the Enhanced GBP, income is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 7%. For Charter II contracts issued from February 19, 2004 to April 28, 2006, income under the Enhanced GBP is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by either 3% or 5%.

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

M&E charges during the Accumulation Phase are as follows:

	Contracts without a GBP	Contracts with the Traditional GBP	Contracts with the Enhanced GBP
Traditional GMDB	1.75%	1.95%	2.45%
Enhanced GMDB	1.95%	2.10%	2.60%

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.75%.

The M&E charge for Allianz High Five can be summarized as follows:

The Allianz High Five was launched in March 2007 and sales were discontinued in March 2009. The contract automatically provides a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

Allianz High Five also automatically provides Living Guarantees unless the owner elected otherwise at contract issue. The Living Guarantees include the Guaranteed Account Value Benefit (GAV Benefit), and the Guaranteed Withdrawal Benefit (GWB). There are no additional fees or charges associated with the Living Guarantees. However, we monitor the contract value daily and systematically transfer amounts between the selected investment options and the Fixed Period Accounts (FPAs) to support the Living Guarantees.

The GAV Benefit guarantees that beginning on the fifth contract anniversary, and on each subsequent contract anniversary until the contract terminates or the contract holder begins receiving annuity payments, the contract value will be at least equal to an amount called the Guaranteed Account Value (GAV) from five years ago, reduced by subsequent withdrawals. The GAV is initially equal to the purchase payments received within 90 days of contract issue. The GAV is recalculated on each contract anniversary to equal the greater of: a) the previous GAV adjusted for subsequent purchase payments and partial withdrawals, or b) the current contract value. The GAV Benefit does not provide any protection until the fifth and subsequent Contract Anniversaries, and does not lock in any investment gains until at least five years after they occur. The GWB guarantees a minimum level of income through partial withdrawals.

M&E charges during the accumulation phase are as follows:

	Base Contract	Contract with the Short Withdrawal Charge Option
Traditional GMDB	1.25%	1.75%
Enhanced GMDB	1.45%	1.95%

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.25%.

The M&E charge for Allianz Opportunity can be summarized as follows:

The Allianz Opportunity was launched in October 2002. The Allianz Opportunity contract automatically provides a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments, not including any bonus, adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of the current contract value or the highest contract anniversary value.

Allianz Opportunity contracts also offered a choice of either the Traditional GBP or the Enhanced GBP for an additional charge. The GBPs include a GMIB and a GPWB. The GBPs provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB. Under the Traditional GBP, income is based on total purchase payments, not including any bonus, adjusted for partial withdrawals. Under the Enhanced GBP, income is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments, not including any bonus, adjusted for partial withdrawals increased annually by 7%. For Opportunity contracts issued from February 19, 2004 to April 28, 2006, income under the Enhanced GBP is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments, not including any bonus, adjusted for partial withdrawals increased annually by either 3% or 5%.

M&E charges during the accumulation phase are as follows:

	Contracts without a GBP	Contracts with the Traditional GBP	Contracts with the Enhanced GBP
Traditional GMDB	1.90%	2.10%	2.60%
Enhanced GMDB	2.10%	2.25%	2.75%

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.90%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

The M&E charge and administrative charge for Allianz Valuemark II can be summarized as follows:

The Allianz Valuemark II contract was available from September 1991 to August 1998. Allianz Valuemark II contracts provided a death benefit of the greater of: a) total purchase payments less withdrawals, or b) the highest contract value from any fifth contract anniversary.

Charges during the Accumulation Phase and during the Annuity Phase if the owner takes variable annuity payments (includes a 0.15% administrative charge) are 1.40%.

The M&E charge and administrative charge for Allianz Valuemark IV can be summarized as follows:

The Allianz Valuemark IV contract was available from August 1998 to January 2001. For Allianz Valuemark IV contracts without an Enhanced Death Benefit (EDB) endorsement the death benefit is equal to the contract value. For Valuemark IV contracts with an EDB endorsement if the owner was age 81 or older at issue, the death benefit is the greater of contract value, or total purchase payments less withdrawals. For Valuemark IV contracts with an EDB endorsement if the owner was age 80 or younger at issue, the death benefit is the contract value or the greater of: a) total purchase payments less withdrawals, or b) the highest contract anniversary value.

Charges during the accumulation phase and annuity phase (includes 0.15% of administrative charge) are as follows:

Charges during the Accumulation Phase	Charges during the Annuity Phase if the owner takes variable annuity payment
1.49%	1.25%

The M&E charge for Allianz Vision can be summarized as follows:

The Allianz Vision Contract was launched in October of 2007 and include the following optional benefits: the Lifetime Plus Benefit, the Quarterly Value Death Benefit, the Bonus Option and the Short Withdrawal Charge Option. In May of 2008, the Target Date Retirement Benefit and the No Withdrawal Charge Option became available. In July 2008, the Lifetime Plus 8 Benefit became available. In January 2009, the Target Date Retirement Benefit was replaced with the Target Date 10 Benefit and the additional M&E charge for the Lifetime Plus 8 Benefit increased. In March 2009, all optional benefits were discontinued except the Bonus Option, Short Withdrawal Charge Option and the Quarterly Value Death Benefit. In August of 2009, the No Withdrawal Charge Option again became available and the Investment Protector and the Income Protector became available. The Investment Protector and the Income Protector have a separate rider charge based on the Target Value or Benefit Base, rather than an additional M&E charge.

The Allianz Vision Base Contract provides a Traditional Death Benefit or the owner can instead select the Quarterly Value Death Benefit for an additional M&E charge, which locks in the highest contract value from any quarterly anniversary. The Allianz Vision also allows the owner to select at issue for an additional M&E charge either: a) a Bonus Option that provides a 6% bonus that increases the withdrawal charge period from seven years to nine years, b) a Short Withdrawal Charge Option that shortens the withdrawal charge period from seven years to four years, or c) a No Withdrawal Charge Option that eliminates the withdrawal charge.

The No Withdrawal Charge Option also requires selection of a Target Date Benefit, Lifetime Benefit, Investment Protector or Income Protector. The Target Date Benefits and Investment Protector provide a future guarantee of contract value based on the greater of total purchase payments, adjusted for partial withdrawals or the highest contract anniversary value. The Lifetime Benefits and the Income Protector are designed for those who want lifetime income and continued access to both contract value and a death benefit for a period of time, as opposed to annuity payments that provide higher periodic lifetime income payments but eliminate both contract value and a death benefit for a period of time.

M&E charges during the accumulation phase are as follows:

	Traditional Death Benefit	Quarterly Value Death Benefit
Base Contract	1.40%	1.70%
	(Base Option 1)	(Base Option 2)
Contract with the Bonus Option	1.90%	2.20%
	(Bonus Option 1)	(Bonus Option 2)
Contract with the Short Withdrawal Charge Option	1.65%	1.95%
	(L Option 1)	(L Option 2)
Contract with the Target Date Retirement Benefit	1.80%	2.10%
	(Base Option 7)	(Base Option 8)
Contract with the Lifetime Plus Benefit (single Lifetime Plus Payments)	2.10%	2.40%
	(Base Option 3)	(Base Option 4)
Contract with the Lifetime Plus Benefit (joint Lifetime Plus Payments)	2.25%	2.55%
	(Base Option 5)	(Base Option 6)

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	Traditional Death Benefit	Quarterly Value Death Benefit
Contract with single Lifetime Plus Payments under the Lifetime Plus 8 Benefit, before payments begin	2.20%	2.50%
	(Base Option 9)	(Base Option 10)
Contract with joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit, before payments begin	2.35%	2.65%
	(Base Option 11)	(Base Option 12)
Contract with single Lifetime Plus Payments under the Lifetime Plus 8 Benefit, once payments begin	2.10%	2.40%
	(Base Option 3)	(Base Option 4)
Contract with joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit, once payments begin	2.25%	2.55%
	(Base Option 5)	(Base Option 6)
Contract with the Bonus Option and Lifetime Plus Benefit (single Lifetime Plus Payments)	2.60%	2.90%
	(Bonus Option 3)	(Bonus Option 4)
Contract with the Bonus Option and Lifetime Plus Benefit (joint Lifetime Plus Payments)	2.75%	3.05%
	(Bonus Option 5)	(Bonus Option 6)
Contract with the Bonus Option and Target Date Retirement Benefit	2.30%	2.60%
	(Bonus Option 7)	(Bonus Option 8)
Contract with the Bonus Option and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit, before payments begin	2.70%	3.00%
	(Bonus Option 9)	(Bonus Option 10)
Contract with the Bonus Option and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit, before payments begin	2.85%	3.15%
	(Bonus Option 11)	(Bonus Option 12)
Contract with the Bonus Option and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit, once payments begin	2.60%	2.90%
	(Bonus Option 3)	(Bonus Option 4)
Contract with the Bonus Option and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit, once payments begin	2.75%	3.05%
	(Bonus Option 5)	(Bonus Option 6)
Contract with the Short Withdrawal Charge Option and Lifetime Plus Benefit (single Lifetime Plus Payments)	2.35%	2.65%
	(L Option 3)	(L Option 4)
Contract with the Short Withdrawal Charge Option and Lifetime Plus Benefit (joint Lifetime Plus Payments)	2.50%	2.80%
	(L Option 5)	(L Option 6)
Contract with the Short Withdrawal Charge Option and Target Date Retirement Benefit	2.05%	2.35%
	(L Option 7)	(L Option 8)
Contract with the Short Withdrawal Charge Option and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit, before payments begin	2.45%	2.75%
	(L Option 9)	(L Option 10)
Contract with the Short Withdrawal Charge Option and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit, before payments begin	2.60%	2.90%
	(L Option11)	(L Option 12)
Contract with the Short Withdrawal Charge Option and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit, once payments begin	2.35%	2.65%
	(L Option 3)	(L Option 4)
Contract with the Short Withdrawal Charge Option and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit, once payments begin	2.50%	2.80%
	(L Option 5)	(L Option 6)
Contract with the No Withdrawal Charge Option and Target Date Retirement Benefit	2.15%	2.45%
	(C Option 5)	(C Option 6)

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	Traditional Death Benefit	Quarterly Value Death Benefit
Contract with the No Withdrawal Charge Option and Lifetime Plus Benefit (single Lifetime Plus Payments)	2.45%	2.75%
	(C Option 1)	(C Option 2)
Contract with the No Withdrawal Charge Option and Lifetime Plus Benefit (joint Lifetime Plus Payments)	2.60%	2.90%
	(C Option 3)	(C Option 4)
Contract with the No Withdrawal Charge Option and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit, before payments begin	2.55%	2.85%
	(C Option 7)	(C Option 8)
Contract with the No Withdrawal Charge Option and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit, before payments begin	2.70%	3.00%
	(C Option 9)	(C Option 10)
Contract with the No Withdrawal Charge Option and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit, once payments begin	2.45%	2.75%
	(C Option 1)	(C Option 2)
Contract with the No Withdrawal Charge Option and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit, once payments begin	2.60%	2.90%
	(C Option 3)	(C Option 4)
Contract with the Target Date 10 Benefit	1.95%	2.25%
	(Base Option 13)	(Base Option 5)
Contract with theTarget Date 10 Benefit and the Bonus Option	2.45%	2.75%
	(Bonus Option 14)	(Bonus Option 5)
Contract with the Target Date 10 Benefit and the Short Withdrawal Charge Option	2.20%	2.50%
	(Base Option 9)	(Base Option 10)
Contract with the Target Date 10 Benefit and the No Withdrawal Charge Option	2.30%	2.60%
	(C Option 11)	(C Option 3)
Contract with the Lifetime Plus 8 Benefit (single Lifetime Plus Payments) issued January 26, 2009 and after	2.35%	2.65%
	(Base Option 11)	(Base Option 12)
Contract with the Lifetime Plus 8 Benefit (joint Lifetime Plus Payments) issued January 26, 2009 and after	2.50%	2.80%
	(Base Option 10)	(Base Option 12)
Contract with the Bonus Option and Lifetime Plus 8 Benefit (single Lifetime Plus Payments)issued January 26, 2009 and after	2.85%	3.15%
	(Bonus Option 11)	(Bonus Option 12)
Contract with the Bonus Option and Lifetime Plus 8 Benefit (joint Lifetime Plus Payments) issued January 26, 2009 and after	3.00%	3.30%
	(Bonus Option 10)	(Bonus Option 13)
Contract with the Short Withdrawal Charge Option and Lifetime Plus 8 Benefit (single Lifetime Plus Payments) issued January 26, 2009 and after	2.60%	2.90%
	(L Option 11)	(L Option 12)
Contract with the Short Withdrawal Charge Option and the Lifetime Plus 8 Benefit (joint Lifetime Plus Payments) issued January 26, 2009 and after	2.75%	3.05%
	(L Option 10)	(L Option 14)

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	Traditional Death Benefit	Quarterly Value Death Benefit
Contract with the No Withdrawal Charge Option and Lifetime Plus 8 Benefit (single Lifetime Plus Payments) issued January 26, 2009 and after	2.70%	3.00%
	(C Option 9)	(C Option 10)
Contract with the No Withdrawal Charge Option and Lifetime Plus 8 Benefit (joint Lifetime Plus Payments) issued January 26, 2009 and after	2.85%	3.15%
	(C Option 8)	(C Option 12)

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.40% for a Contract without the Bonus Option, and 1.90% for a Contract with the Bonus Option.

Contract Based Expenses

A contract maintenance charge is paid by the contract owner annually from each deferred annuity contract by liquidating accumulation units at the end of the contract year and at the time of full surrender.A portion of this charge is deducted from each annuity payment during the annuity phase. The amount of the charge is $30 each year. Contract maintenance charges deducted during the years ended December 31, 2009 and 2008, were $158,000 and $141,000, respectively. These contract charges are reflected in the Statements of Changes in Net Assets as contract maintenance charges.

A rider charge is assessed during the accumulation phase for Allianz Vision contracts with the Investment Protector or Income Protector, which were made available with the contract in August of 2009. The Investment Protector is designed for persons who are concerned about market fluctuations and want the benefit of a level of protection for the principal invested regardless of how the market performs. The Investment Protector accomplishes this by periodically locking in a portion of any anniversary investment gains effective as of a future date. To realize this benefitthe owner must continue to hold the contract until the future date. The Income Protector is designed for those who want both a guaranteed level of lifetime income (called Lifetime Plus Payments) that can begin shortly after selection of the benefit if certain age restrictions are met, and continued access to both contract value and a death benefit for a period of time.

The rider charge is an annualized rate that is accrued on a daily basis as a percentage of the target value under the Investment Protector, or as a percentage of the benefit base under the Income Protector. The rider charge is calculated daily beginning on the day after the rider effective date.The rider charge is assessed quarterly and deducted for each quarter on the earlier of the following: at the end of the business day immediately before the quarterly anniversary; or when we deduct the final rider charge. The rider charge reduces the contract value (and bonus value, if applicable), but not any of the guaranteed values under the optional benefits (for example, it does not reduce the target value or benefit base). The current charge deducted for the Investment Protector (08.09) is 0.80%. The current charge deducted for the Income Protector (08.09) is 1.05% for single Lifetime Plus Payments and 1.20% for joint Lifetime Plus Payments.

A withdrawal charge is deducted at the time of withdrawal for withdrawals taken during the accumulation phase on Allianz Advantage, Allianz Charter II, Allianz Opportunity, Allianz High Five, Allianz Valuemark II, Allianz Valuemark IV, and Allianz Vision annuity contracts. If the withdrawal is a partial withdrawal the charge is deducted from the contract value. If the withdrawal is a full withdrawal the charge is deducted from the amount withdrawn. The amount of the withdrawal charge is shown below. For the Allianz Advantage Original Contracts and the Allianz Valuemark IV Contract, the withdrawal charge also applies to liquidations taken during the annuity phase.

Withdrawal charges are as follows:

Complete Years Since Payment	Advantage and Valuemark IV	Charter II - NY	Allianz High Five NY*	Opportunity	Valuemark II	Vision**
0	6%	8%	8%	8.5%	5%	8.5%
1	6%	7%	7.5%	8.5%	5%	8.5%
2	6%	0%	7%	8.5%	4%	7.5%
3	5%	0%	6%	8%	3%	6.5%
4	4%	0%	5%	7%	1.5%	5%
5	3%	0%	4%	6%	0%	4%
6	2%	0%	3%	5%	0%	3%
7	0%	0%	0%	4%	0%	0%
8	0%	0%	0%	3%	0%	0%
9+	0%	0%	0%	0%	0%	0%

*This is the withdrawal charge for the Base Contract. The withdrawal charge for the a Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3%, and 0%.

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

** This is the withdrawal charge for the Base Contract. The withdrawal charge for the a Contract with the Bonus Option is 8.5%, 8.5%, 8.5%, 8%, 7%, 6%, 5%, 4%, 3%, and 0%. The withdrawal charge for the a Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3%, and 0%. There is no withdrawal charge for a contract with the No Withdrawal Charge Option.

Total withdrawal charges paid by the contract owners during the years ended December 31, 2009 and 2008, were $2,167,841, and $1,666,135, respectively.

Allianz Valuemark IV and Allianz Advantage Contracts also include a waiver of withdrawal charge benefit if any owner becomes totally disabled after the first contract year. Allianz Vision also includes a waiver of withdrawal charge benefit for nursing home confinement or diagnosis of a terminal illness after the first contract year.

A free withdrawal privilege (or partial withdrawal privilege) is available that allows owners to withdraw a certain amount each year during the accumulation phase without incurring a withdrawal charge under the Allianz Advantage, Allianz Opportunity, Allianz High Five, Allianz Valuemark II, Allianz Valuemark IV, and Allianz Vision Contracts. The amount that can be withdrawn differs between the contracts. For Allianz Valuemark IV and Allianz Advantage, each year the owner can withdraw 15% of the previous contract anniversaries contract value, less any previous withdrawals taken during the current year that were not subject to a withdrawal charge. For Allianz High Five, each year the owner can withdraw 10% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year. For Allianz Opportunity, each year the owner can withdraw 10% of total purchase payments, not including any bonus, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz Valuemark II, each year the owner can withdraw 15% of total purchase payments, less any previous withdrawals taken during the year; if the owner does not take any withdrawals during a given year the full 15% carries over to the next year. For Allianz Vision, each year the owner can withdraw 12% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year.

Currently, twelve transfers are permitted each contract year. Thereafter, the fee is $25 per transfer (or, if less, 2% of the amount transferred for Allianz Valuemark II, Allianz Valuemark IV and Allianz Advantage). If the transfer is made under the dollar cost averaging program, flexible rebalancing program, GAV Transfers under the Living Guarantees for Allianz High Five, or the allocation and transfer restrictions for any of the Target Date Retirement Benefits, any of the Lifetime Benefits, or a quarterly rebalancing transfer under the Investment Protector or the Income Protector for Allianz Vision, there is no fee for the transfer and currently do not count these transfers against any free transfers. Total transfer charges during the years ended December 31, 2009 and 2008, were $1,350 and $825, respectively. Net transfers to the Fixed Accounts were $(4,127,000) and $(15,327,000), for the years ended December 31, 2009 and 2008, respectively.

Premium taxes are not currently assessed in the State of New York. However, Allianz Life of New York reserves the right to make a deduction to reimburse ourselves for premium taxes if the owner lives in a state where premium taxes are due. Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Allianz Life of New York may, at its sole discretion, pay taxes when due and deduct that amount from the contract value at a later date. Payment at an earlier date does not waive any right Allianz Life of New York may have to deduct such amounts at a later date.

A rescission is defined as a contract that is returned to Allianz Life of New York and canceled within the free-look period, generally within 10 days.

3.	FEDERAL INCOME TAXES

Operations of the Variable Account form a part of the Allianz Life of New York, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Variable Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, Allianz Life of New York understands that it will be treated as owner of the assets invested in the Variable Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an annuitant’s gross income until amounts are received pursuant to an annuity.

4.	PURCHASES AND SALES OF INVESTMENTS (IN THOUSANDS)

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 are as follows:

	Cost of Purchases	Proceeds from Sales
AIM V.I. Capital Appreciation Fund	$ 1	$ 36
AIM V.I. Core Equity Fund	1	22
Alger American Capital Appreciation Portfolio	-	14
Alger American LargeCap Growth Portfolio	1	57
Alger American MidCap Growth Portfolio	-	10
Alger American SmallCap Growth Portfolio	-	-
AZL AIM International Equity Fund	8,350	1,310
AZL Allianz Global Investors Select Fund	232	1
AZL Balanced Index Strategy Fund	8,638	1,450
AZL BlackRock Capital Appreciation Fund	12,637	2,327
AZL BlackRock Growth Fund	601	5,545
AZL Columbia Mid Cap Value Fund	1,781	775

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	Cost of Purchases	Proceeds from Sales
AZL Columbia Small Cap Value Fund	$ 1,483	$ 782
AZL Columbia Technology Fund	2,471	4,928
AZL Davis NY Venture Fund	3,564	3,196
AZL Dreyfus Equity Growth Fund	1,163	1,184
AZL Eaton Vance Large Cap Value Fund	1,226	844
AZL First Trust Target Double Play Fund	673	1,506
AZL Franklin Small Cap Value Fund	2,461	1,787
AZL Franklin Templeton Founding Strategy Plus Fund	716	-
AZL Fusion Balanced Fund	15,773	6,360
AZL Fusion Conservative Fund	155	1
AZL Fusion Growth Fund	7,544	6,141
AZL Fusion Moderate Fund	22,640	5,602
AZL International Index Fund	2,231	153
AZL JPMorgan Large Cap Equity Fund	259	2,720
AZL JPMorgan U.S. Equity Fund	3,165	734
AZL MFS Investors Trust Fund	6,711	3,077
AZL Moderate Index Strategy Fund	7,503	248
AZL Money Market Fund	86,620	97,222
AZL NACM International Fund	537	1,080
AZL OCC Growth Fund	6	-
AZL OCC Opportunity Fund	3,198	1,649
AZL Oppenheimer Global Fund	1,477	7,813
AZL Oppenheimer International Growth Fund	2,361	7,873
AZL PIMCO Fundamental IndexPLUS Total Return Fund	1,131	1,820
AZL S&P 500 Index Fund	9,902	3,491
AZL Schroder Emerging Markets Equity Fund CL 1	39	186
AZL Schroder Emerging Markets Equity Fund CL 2	7,263	3,274
AZL Schroder International Small Cap Fund	574	1,648
AZL Small Cap Stock Index Fund	2,424	1,297
AZL TargetPLUS Balanced Fund	7,323	9,125
AZL TargetPLUS Equity Fund	960	2,261
AZL TargetPLUS Growth Fund	916	3,901
AZL TargetPLUS Moderate Fund	1,228	3,443
AZL Turner Quantitative Small Cap Growth Fund	711	378
AZL Van Kampen Equity and Income Fund	6,466	1,728
AZL Van Kampen Global Real Estate Fund	3,526	1,162
AZL Van Kampen Growth and Income Fund	1,532	1,093
AZL Van Kampen International Equity Fund	8,937	1,730
AZL Van Kampen Mid Cap Growth Fund	5,005	2,667
BlackRock Global Allocations V.I. Fund	20,733	3,685
Davis VA Financial Portfolio	1,062	653
Davis VA Value Portfolio	19	85
Franklin Global Communications Securities Fund	226	8,207
Franklin Growth and Income Securities Fund	889	2,272
Franklin High Income Securities Fund	10,431	6,822
Franklin Income Securities Fund	8,833	7,260
Franklin Large Cap Growth Securities Fund	156	769
Franklin Money Market Fund	-	4,979
Franklin Real Estate Fund	810	912
Franklin Rising Dividends Securities Fund	705	3,126
Franklin Small Cap Value Securities Fund	142	370
Franklin Small-Mid Cap Growth Securities Fund	89	610

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	Cost of Purchases	Proceeds from Sales
Franklin Templeton VIP Founding Funds Allocation Fund	$ 4,648	$ 3,704
Franklin U.S. Government Fund	24,222	21,878
Franklin Zero Coupon Fund 2010	7,389	7,671
J.P. Morgan International Opportunities Portfolio	-	7
J.P. Morgan U.S. Large Cap Core Equity Portfolio	-	9
JPMIT International Equity Fund	7	-
JPMorgan Insurance Trust U.S. Equity Portfolio	9	-
Mutual Global Discovery Securities Fund	6,051	4,401
Mutual Shares Securities Fund	4,088	5,016
OpCap Mid Cap Portfolio	2,382	819
Oppenheimer Global Securities Fund/VA	136	199
Oppenheimer High Income Fund/VA	267	296
Oppenheimer Main Street Fund/VA	66	201
PIMCO VIT All Asset Portfolio	4,262	1,546
PIMCO VIT Commodity RealReturn Strategy Portfolio	10,009	5,436
PIMCO VIT Emerging Markets Bond Portfolio	4,200	1,069
PIMCO VIT Global Bond Portfolio	1,914	925
PIMCO VIT Global Multi-Asset Portfolio	802	1
PIMCO VIT High Yield Portfolio	7,737	2,771
PIMCO VIT Real Return Portfolio	6,114	2,866
PIMCO VIT StocksPLUS Growth and Income Portfolio	7	73
PIMCO VIT Total Return Portfolio	20,471	5,907
Seligman Global Technology Portfolio	-	-
Seligman Small-Cap Value Portfolio	30	133
SP International Growth Portfolio	12	67
SP Strategic Partners Focused Growth Portfolio	24	30
Templeton Foreign Securities Fund	1,002	1,535
Templeton Global Asset Allocation Fund	61	93
Templeton Global Bond Securities Fund	7,490	2,957
Templeton Growth Securities Fund	2,597	3,974
Van Kampen LIT Capital Growth Portfolio	-	-
Van Kampen LIT Growth and Income Portfolio	-	-

5.	CONTRACT TRANSACTIONS – ALL PRODUCTS ACCUMULATION UNIT ACTIVITY (IN THOUSANDS)

Transactions in units for each sub-account, excluding units for annuitized contracts, for the years ended December 31, 2009 and 2008 are as follows:

	AIM V.I. Capital Appreciation Fund		AIM V.I. Core Equity Fund		Alger American Capital Appreciation Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	(3)	(1)	-	-	-	-
Surrenders and terminations	(3)	(8)	(2)	-	(2)	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(6)	(9)	(2)	-	(2)	-

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio		Alger American SmallCap Growth Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	-	(1)	-	-	-	-
Surrenders and terminations	(9)	(2)	(2)	-	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(9)	(3)	(2)	-	-	-

	AZL AIM International Equity Fund		AZL Allianz Global Investors Select Fund		AZL Balanced Index Strategy Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	60	127	22	-	91	-
Transfers between funds	484	(44)	1	-	673	-
Surrenders and terminations	(18)	(16)	-	-	(38)	-
Rescissions	(7)	(7)	-	-	-	-
Bonus	1	2	-	-	1	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	520	62	23	-	727	-

	AZL BlackRock Capital Appreciation Fund		AZL BlackRock Growth Fund		AZL Columbia Mid Cap Value Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	240	75	46	200	203	82
Transfers between funds	855	(19)	(804)	182	12	33
Surrenders and terminations	(14)	(5)	(36)	(19)	(3)	(2)
Rescissions	(20)	(1)	(2)	(6)	(5)	-
Bonus	1	-	1	2	-	1
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	1,062	50	(795)	359	207	114

	AZL Columbia Small Cap Value Fund		AZL Columbia Technology Fund		AZL Davis NY Venture Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	85	48	107	79	251	277
Transfers between funds	21	(38)	(402)	21	(72)	440
Surrenders and terminations	(9)	(13)	(19)	(47)	(74)	(51)
Rescissions	(1)	(4)	(12)	(2)	(13)	(11)
Bonus	-	2	1	3	2	4
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	96	(5)	(325)	54	94	659

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	AZL Dreyfus Equity Growth Fund		AZL Eaton Vance Large Cap Value Fund		AZL First Trust Target Double Play Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	53	49	84	79	62	119
Transfers between funds	(6)	(50)	11	(78)	(218)	6
Surrenders and terminations	(45)	(32)	(27)	(42)	(6)	(3)
Rescissions	(1)	(1)	(14)	(4)	-	(1)
Bonus	1	1	-	-	1	1
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	2	(33)	54	(45)	(161)	122

	AZL Franklin Small Cap Value Fund		AZL Franklin Templeton Founding Strategy Plus Fund		AZL Fusion Balanced Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	130	142	69	-	898	720
Transfers between funds	(48)	13	1	-	188	(47)
Surrenders and terminations	(17)	(17)	1	-	(83)	(66)
Rescissions	(7)	(5)	-	-	(41)	(31)
Bonus	1	2	-	-	9	10
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	59	135	71	-	971	586

	AZL Fusion Conservative Fund		AZL Fusion Growth Fund		AZL Fusion Moderate Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	6	-	400	986	1,747	777
Transfers between funds	9	-	(120)	(42)	139	(114)
Surrenders and terminations	-	-	(181)	(105)	(71)	(95)
Rescissions	-	-	(8)	(40)	(27)	(79)
Bonus	-	-	4	14	17	11
Contract Maintenance Charges	-	-	(1)	-	-	-
Total Net Contract Transactions	15	-	94	813	1,805	500

	AZL International Index Fund		AZL JPMorgan Large Cap Equity Fund		AZL JPMorgan U.S. Equity Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	6	-	20	39	45	89
Transfers between funds	206	-	(425)	(22)	245	(17)
Surrenders and terminations	-	-	(15)	(27)	(20)	(19)
Rescissions	-	-	-	(6)	(1)	(12)
Bonus	-	-	-	1	-	1
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	212	-	(420)	(15)	269	42

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	AZL LMP Large Cap Growth Fund		AZL MFS Investors Trust Fund		AZL Moderate Index Strategy Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	-	20	169	146	100	-
Transfers between funds	-	(292)	261	157	636	-
Surrenders and terminations	-	(32)	(43)	(16)	(2)	-
Rescissions	-	-	(21)	(9)	-	-
Bonus	-	1	1	2	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	-	(303)	367	280	734	-

	AZL Money Market Fund		AZL NACM International Fund		AZL OCC Growth Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	2,319	2,299	52	67	-	-
Transfers between funds	(2,631)	2,132	(141)	17	-	-
Surrenders and terminations	(697)	(837)	(2)	-	1	-
Rescissions	(115)	(221)	-	(3)	-	-
Bonus	33	34	-	1	-	-
Contract Maintenance Charges	(1)	-	-	-	-	-
Total Net Contract Transactions	(1,092)	3,407	(91)	82	1	-

	AZL OCC Opportunity Fund		AZL OCC Value Fund		AZL Oppenheimer Global Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	31	54	-	21	84	121
Transfers between funds	128	5	-	(515)	(612)	(30)
Surrenders and terminations	(25)	(22)	-	(44)	(18)	(19)
Rescissions	(2)	(1)	-	(8)	(1)	(9)
Bonus	-	1	-	-	-	2
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	132	37	-	(546)	(547)	65

	AZL Oppenheimer International Growth Fund		AZL PIMCO Fundamental IndexPLUS Total Return Fund		AZL S&P 500 Index Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	91	121	47	43	364	264
Transfers between funds	(436)	(27)	(150)	56	677	557
Surrenders and terminations	(12)	(20)	(6)	(1)	(31)	(26)
Rescissions	(6)	(2)	(2)	(2)	(34)	(3)
Bonus	1	2	1	2	3	2
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(362)	74	(110)	98	979	794

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	AZL Schroder Emerging Markets Equity Fund CL 1		AZL Schroder Emerging Markets Equity Fund CL 2		AZL Schroder International Small Cap Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	-	-	127	190	55	94
Transfers between funds	(2)	222	459	(351)	(176)	14
Surrenders and terminations	(14)	(4)	(57)	(27)	(21)	(2)
Rescissions	-	-	(17)	(6)	-	(4)
Bonus	-	-	1	4	1	2
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(16)	218	513	(190)	(141)	104

	AZL Small Cap Stock Index Fund		AZL TargetPLUS Balanced Fund		AZL TargetPLUS Equity Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	109	116	577	178	123	127
Transfers between funds	121	341	(781)	(11)	(306)	(97)
Surrenders and terminations	(37)	(8)	(3)	(1)	1	(2)
Rescissions	(5)	(2)	(3)	-	(3)	(1)
Bonus	1	2	5	3	3	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	189	449	(205)	169	(182)	27

	AZL TargetPLUS Growth Fund		AZL TargetPLUS Moderate Fund		AZL Turner Quantitative Small Cap Growth Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	92	339	91	253	48	48
Transfers between funds	(468)	(7)	(359)	(4)	9	7
Surrenders and terminations	(31)	(5)	6	(5)	(2)	(2)
Rescissions	(12)	(10)	-	(20)	(3)	(2)
Bonus	1	5	-	5	1	1
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(418)	322	(262)	229	53	52

	AZL Van Kampen Equity and Income Fund		AZL Van Kampen Global Real Estate Fund		AZL Van Kampen Growth and Income Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	504	131	84	98	83	60
Transfers between funds	4	(13)	355	(19)	(7)	(2)
Surrenders and terminations	(22)	(6)	(29)	(6)	(20)	(47)
Rescissions	-	(1)	(6)	(1)	(4)	(1)
Bonus	3	2	1	2	1	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	489	113	405	74	53	10

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	AZL Van Kampen International Equity Fund		AZL Van Kampen Mid Cap Growth Fund		BlackRock Global Allocations V.I. Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	34	81	126	192	1,785	399
Transfers between funds	432	(50)	174	(551)	217	(14)
Surrenders and terminations	(29)	(16)	(32)	(35)	(2)	(4)
Rescissions	(2)	(8)	(14)	(6)	(41)	(32)
Bonus	-	1	1	3	20	2
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	435	8	255	(397)	1,979	351

	Davis VA Financial Portfolio		Davis VA Value Portfolio		Dreyfus IP Small Cap Stock Index Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	68	44	1	-	-	2
Transfers between funds	11	21	(4)	(3)	-	(243)
Surrenders and terminations	(8)	(41)	(5)	(16)	-	(9)
Rescissions	(8)	(1)	-	-	-	(1)
Bonus	1	1	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	64	24	(8)	(19)	-	(251)

	Dreyfus Stock Index Fund		Franklin Global Communications Securities Fund		Franklin Growth and Income Securities Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	-	3	5	31	1	2
Transfers between funds	-	(366)	(437)	(125)	(14)	(46)
Surrenders and terminations	-	(40)	(27)	(60)	(68)	(93)
Rescissions	-	-	-	(3)	-	-
Bonus	-	-	-	1	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	-	(403)	(459)	(156)	(81)	(137)

	Franklin High Income Securities Fund		Franklin Income Securities Fund		Franklin Large Cap Growth Securities Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	104	50	72	217	2	3
Transfers between funds	92	(56)	2	(21)	(14)	(31)
Surrenders and terminations	(39)	(52)	(78)	(126)	(32)	(54)
Rescissions	(6)	(1)	(2)	(16)	-	-
Bonus	1	1	1	2	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	152	(58)	(5)	56	(44)	(82)

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	Franklin Money Market Fund		Franklin Real Estate Fund		Franklin Rising Dividends Securities Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	-	-	1	-	1	2
Transfers between funds	(263)	-	(4)	(18)	(19)	(51)
Surrenders and terminations	(32)	(27)	(16)	(21)	(75)	(96)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(295)	(27)	(19)	(39)	(93)	(145)

	Franklin Small Cap Value Securities Fund		Franklin Small-Mid Cap Growth Securities Fund		Franklin Templeton VIP Founding Funds Allocation Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	-	1	2	2	316	1,093
Transfers between funds	(13)	(14)	(7)	(24)	(84)	(8)
Surrenders and terminations	(8)	(18)	(23)	(31)	(34)	(34)
Rescissions	-	-	-	-	(15)	(15)
Bonus	-	-	-	-	2	22
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(21)	(31)	(28)	(53)	185	1,058

	Franklin U.S. Government Fund		Franklin Zero Coupon Fund 2010		J.P. Morgan International Opportunities Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	140	111	24	50	-	-
Transfers between funds	55	87	(24)	(6)	(1)	-
Surrenders and terminations	(102)	(145)	(15)	(10)	-	-
Rescissions	(8)	(6)	(1)	(2)	-	-
Bonus	1	1	-	1	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	86	48	(16)	33	(1)	-

	J.P. Morgan U.S. Large Cap Core Equity Portfolio		Jennison 20/20 Focus Portfolio		JPMIT International Equity Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	-	-	-	4	-	-
Transfers between funds	(2)	-	-	(92)	1	-
Surrenders and terminations	-	-	-	(6)	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(2)	-	-	(94)	1	-

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	JPMorgan Insurance Trust U.S. Equity Portfolio		Mutual Global Discovery Securities Fund		Mutual Shares Securities Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	-	-	105	172	110	290
Transfers between funds	1	-	12	(30)	(79)	(45)
Surrenders and terminations	-	-	(44)	(50)	(82)	(113)
Rescissions	-	-	(9)	(15)	(8)	(16)
Bonus	-	-	1	2	1	4
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	1	-	65	79	(58)	120

	OpCap Mid Cap Portfolio		Oppenheimer Global Securities Fund/VA		Oppenheimer High Income Fund/VA
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	148	98	-	-	-	-
Transfers between funds	108	15	3	(22)	4	108
Surrenders and terminations	(10)	(4)	(11)	(16)	(8)	(5)
Rescissions	(3)	(4)	-	-	-	-
Bonus	1	2	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	244	107	(8)	(38)	(4)	103

	Oppenheimer Main Street Fund/VA		PIMCO VIT All Asset Portfolio		PIMCO VIT Commodity RealReturn Strategy Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	1	-	190	105	136	238
Transfers between funds	(7)	(7)	40	16	343	40
Surrenders and terminations	(14)	(10)	(13)	(17)	(25)	(22)
Rescissions	-	-	(2)	(18)	(18)	(7)
Bonus	-	-	1	2	-	5
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(20)	(17)	216	88	436	254

	PIMCO VIT Emerging Markets Bond Portfolio		PIMCO VIT Global Bond Portfolio		PIMCO VIT Global Multi-Asset Portfolio
	2009	2008	2009	2009	2008	2009
Contract Transactions
Purchase payments	149	52	79	84	62	-
Transfers between funds	124	(8)	10	(7)	17	-
Surrenders and terminations	(19)	(4)	(18)	(6)	-	-
Rescissions	(3)	-	(3)	-	-	-
Bonus	1	1	1	1	-	-
Contract Maintenance Charges	-	-	-	-	-
Total Net Contract Transactions	252	41	69	72	79	-

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	PIMCO VIT High Yield Portfolio		PIMCO VIT Real Return Portfolio		PIMCO VIT StocksPLUS Growth and Income Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	136	49	204	282	-	-
Transfers between funds	314	(5)	107	(75)	(11)	(3)
Surrenders and terminations	(37)	(28)	(65)	(32)	-	(3)
Rescissions	(1)	(2)	(12)	(33)	-	-
Bonus	2	1	2	3	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	414	15	236	145	(11)	(6)

	PIMCO VIT Total Return Portfolio		Seligman Global Technology Portfolio		Seligman Small-Cap Value Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	550	451	-	-	-	-
Transfers between funds	386	(15)	-	-	(3)	(27)
Surrenders and terminations	(68)	(105)	-	-	(5)	(3)
Rescissions	(9)	(91)	-	-	-	-
Bonus	7	3	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	866	243	-	-	(8)	(30)

	SP International Growth Portfolio		SP Strategic Partners Focused Growth Portfolio		Templeton Developing Markets Securities Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	-	1	-	-	-	2
Transfers between funds	(9)	-	-	7	-	(361)
Surrenders and terminations	(4)	(10)	-	(2)	-	(24)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(13)	(9)	-	5	-	(383)

	Templeton Foreign Securities Fund		Templeton Global Asset Allocation Fund		Templeton Global Bond Securities Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	3	5	-	-	93	148
Transfers between funds	(10)	(21)	-	-	45	(57)
Surrenders and terminations	(52)	(71)	(5)	(2)	(27)	(15)
Rescissions	-	(1)	-	-	(3)	(10)
Bonus	-	-	-	-	1	3
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(59)	(88)	(5)	(2)	109	69

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	Templeton Growth Securities Fund		Van Kampen LIT Capital Growth Portfolio		Van Kampen LIT Growth and Income Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	47	191	-	-	-	-
Transfers between funds	(58)	(39)	-	-	-	-
Surrenders and terminations	(70)	(91)	-	(1)	-	(1)
Rescissions	(2)	(14)	-	-	-	-
Bonus	-	2	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(83)	49	-	(1)	-	(1)

	Total All Funds
	2009	2008
Contract Transactions
Purchase payments	14,470	13,133
Transfers between funds	(1,237)	215
Surrenders and terminations	(2,959)	(3,270)
Rescissions	(563)	(818)
Bonus	142	192
Contract Maintenance Charges	(2)	-
Total Net Contract Transactions	9,851	9,452

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

6.	FINANCIAL HIGHLIGHTS

A summary of units outstanding (in thousands), unit values, net assets (in thousands), ratios, and total returns for variable annuity contracts for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, is as follows:

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AIM V.I. Capital Appreciation Fund
2009	33	$5.65	to	$6.21	200	0.54%	1.40%	to	1.49%	19.29%	to	19.40%
2008	39	$4.74	to	$5.20	201	0.00%	1.40%	to	1.49%	-43.35%	to	-43.29%
2007	48	$8.37	to	$9.17	432	0.00%	1.40%	to	1.49%	10.35%	to	10.45%
2006	57	$7.58	to	$8.30	469	0.00%	1.49%	to	1.49%	4.73%	to	4.73%
2005	119	$7.24	to	$7.24	265	0.00%	1.49%	to	1.49%	7.23%	to	7.23%
AIM V.I. Core Equity Fund
2009	6	$10.07	to	$10.07	58	1.59%	1.49%	to	1.49%	26.40%	to	26.40%
2008	8	$7.97	to	$7.97	63	2.46%	1.49%	to	1.49%	-31.18%	to	-31.18%
2007	8	$11.57	to	$11.57	98	0.75%	1.49%	to	1.49%	6.51%	to	6.51%
2006	12	$10.87	to	$10.87	136	2.00%	1.49%	to	1.49%	8.22%	to	8.22%
2005	22	$6.83	to	$6.83	151	0.67%	1.49%	to	1.49%	4.10%	to	4.10%
Alger American Capital Appreciation Portfolio
2009	21	$9.64	to	$9.72	203	0.00%	1.40%	to	1.49%	48.87%	to	49.00%
2008	23	$6.47	to	$6.53	147	0.00%	1.40%	to	1.49%	-45.95%	to	-45.90%
2007	23	$11.97	to	$12.06	275	0.00%	1.40%	to	1.49%	31.55%	to	31.67%
2006	29	$9.10	to	$9.16	269	0.00%	1.40%	to	1.49%	17.50%	to	17.61%
2005	40	$7.75	to	$7.79	313	0.00%	1.40%	to	1.49%	12.76%	to	12.86%
Alger American LargeCap Growth Portfolio
2009	16	$7.59	to	$7.65	121	0.83%	1.40%	to	1.49%	45.39%	to	45.52%
2008	25	$5.22	to	$5.26	129	0.00%	1.40%	to	1.49%	-46.95%	to	-46.90%
2007	28	$9.84	to	$9.91	279	0.29%	1.40%	to	1.49%	18.16%	to	18.27%
2006	45	$8.32	to	$8.38	380	0.24%	1.40%	to	1.49%	3.60%	to	3.69%
2005	59	$8.03	to	$8.08	473	0.21%	1.40%	to	1.49%	10.38%	to	10.48%
Alger American MidCap Growth Portfolio
2009	3	$10.41	to	$10.41	36	0.00%	1.49%	to	1.49%	49.46%	to	49.46%
2008	5	$6.97	to	$6.97	32	0.00%	1.49%	to	1.49%	-58.97%	to	-58.97%
2007	5	$16.98	to	$16.98	85	0.00%	1.49%	to	1.49%	29.60%	to	29.60%
2006	7	$13.11	to	$13.11	92	0.00%	1.49%	to	1.49%	8.52%	to	8.52%
2005	8	$12.08	to	$12.08	94	0.00%	1.49%	to	1.49%	8.20%	to	8.20%
Alger American SmallCap Growth Portfolio
2009	-	$7.04	to	$7.04	1	0.00%	1.49%	to	1.49%	43.35%	to	43.35%
2008	-	$4.91	to	$4.91	1	0.00%	1.49%	to	1.49%	-47.39%	to	-47.39%
2007	-	$9.34	to	$9.34	2	0.00%	1.49%	to	1.49%	15.50%	to	15.50%
2006	-	$8.09	to	$8.09	1	0.00%	1.49%	to	1.49%	18.25%	to	18.25%
2005	-	$6.84	to	$6.84	1	0.00%	1.49%	to	1.49%	15.16%	to	15.16%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL AIM International Equity Fund
2009	854	$13.09	to	$15.33	12,082	1.52%	1.25%	to	3.30%	29.97%	to	32.66%
2008	334	$10.18	to	$11.55	3,592	0.51%	1.25%	to	3.15%	-43.33%	to	-42.24%
2007	272	$18.37	to	$20.00	5,106	0.54%	1.25%	to	3.05%	10.92%	to	14.04%
2006	402	$16.47	to	$17.47	6,720	0.24%	1.49%	to	2.75%	23.61%	to	25.17%
2005	112	$13.33	to	$13.96	1,508	0.27%	1.49%	to	2.75%	13.22%	to	14.65%
AZL Allianz Global Investors Select Fund
20096	23	$10.19	to	$10.21	231	1.22%	1.40%	to	3.30%	1.70%	to	2.06%
AZL Balanced Index Strategy Fund
20096	727	$10.00	to	$10.04	7,283	0.00%	1.25%	to	3.30%	0.84%	to	1.23%
AZL BlackRock Capital Appreciation Fund
2009	1,269	$10.10	to	$11.06	13,378	0.00%	1.25%	to	3.30%	31.06%	to	33.77%
2008	207	$7.73	to	$8.27	1,643	0.00%	1.25%	to	3.15%	-38.35%	to	-37.16%
2007	157	$12.65	to	$13.16	2,006	0.00%	1.25%	to	3.05%	7.34%	to	9.54%
2006	98	$11.72	to	$11.97	1,156	0.00%	1.49%	to	2.75%	-1.18%	to	0.07%
2005	28	$11.86	to	$11.96	331	0.00%	1.49%	to	2.75%	18.62%	to	19.61%
AZL Columbia Mid Cap Value Fund
2009	416	$5.99	to	$6.39	2,558	0.92%	1.25%	to	3.30%	28.01%	to	30.66%
2008	209	$4.66	to	$4.89	992	0.59%	1.25%	to	3.15%	-53.64%	to	-52.75%
2007	95	$10.09	to	$10.34	965	0.00%	1.25%	to	3.05%	0.50%	to	2.56%
20062	40	$9.99	to	$10.06	405	0.42%	1.49%	to	2.75%	-0.12%	to	0.72%
AZL Columbia Small Cap Value Fund
2009	290	$9.31	to	$10.33	2,818	0.28%	1.25%	to	3.30%	20.65%	to	23.14%
2008	194	$7.69	to	$8.39	1,538	0.49%	1.25%	to	3.15%	-34.20%	to	-32.93%
2007	199	$11.84	to	$12.42	2,383	0.28%	1.25%	to	3.05%	-11.20%	to	-9.25%
2006	205	$13.26	to	$13.72	2,739	0.10%	1.49%	to	2.75%	10.33%	to	11.73%
2005	120	$12.02	to	$12.28	1,444	0.00%	1.49%	to	2.75%	0.59%	to	1.70%
AZL Davis NY Venture Fund
2009	1,574	$8.88	to	$10.47	15,126	0.81%	1.25%	to	3.30%	27.55%	to	30.19%
2008	1,480	$7.02	to	$8.04	11,038	0.97%	1.25%	to	3.15%	-42.35%	to	-41.24%
2007	821	$12.47	to	$13.68	10,524	0.40%	1.25%	to	3.05%	0.78%	to	3.77%
2006	994	$12.31	to	$13.20	12,450	0.30%	1.40%	to	2.75%	10.83%	to	12.33%
2005	543	$11.11	to	$11.75	6,133	0.14%	1.40%	to	2.75%	6.72%	to	8.16%
AZL Dreyfus Equity Growth Fund
2009	415	$7.66	to	$8.92	3,407	0.53%	1.25%	to	3.30%	30.38%	to	33.09%
2008	413	$6.02	to	$6.71	2,574	0.30%	1.25%	to	3.15%	-43.45%	to	-42.36%
2007	446	$10.61	to	$11.63	4,877	0.06%	1.25%	to	3.05%	5.24%	to	8.36%
2006	227	$10.03	to	$10.75	2,326	0.00%	1.40%	to	2.75%	9.87%	to	11.36%
2005	155	$9.12	to	$9.65	1,443	0.31%	1.40%	to	2.75%	1.73%	to	3.11%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Eaton Vance Large Cap Value Fund
2009	721	$8.65	to	$9.85	6,473	3.25%	1.25%	to	3.30%	22.42%	to	24.96%
2008	667	$7.03	to	$7.88	4,844	2.11%	1.25%	to	3.15%	-38.17%	to	-36.98%
2007	712	$11.32	to	$12.51	8,290	1.29%	1.25%	to	3.05%	-5.38%	to	-2.42%
2006	478	$11.90	to	$12.85	5,814	1.09%	1.40%	to	2.75%	12.63%	to	14.16%
2005	388	$10.57	to	$11.25	4,185	0.43%	1.40%	to	2.75%	1.11%	to	2.48%
AZL Franklin Small Cap Value Fund
2009	516	$13.01	to	$14.86	7,158	1.76%	1.25%	to	3.30%	26.37%	to	28.99%
2008	457	$10.27	to	$11.52	4,949	1.14%	1.25%	to	3.15%	-35.79%	to	-34.56%
2007	322	$16.42	to	$17.61	5,370	0.54%	1.25%	to	3.05%	-7.46%	to	-5.14%
2006	365	$17.65	to	$18.48	6,507	0.30%	1.49%	to	2.75%	12.29%	to	13.71%
2005	242	$15.72	to	$16.25	3,831	0.59%	1.49%	to	2.75%	4.14%	to	5.45%
AZL Franklin Templeton Founding Strategy Plus Fund
20096	71	$10.19	to	$10.22	720	1.56%	1.40%	to	3.30%	1.82%	to	2.18%
AZL Fusion Balanced Fund
2009	2,430	$9.99	to	$10.91	25,279	2.04%	1.25%	to	3.30%	22.60%	to	25.14%
2008	1,459	$8.15	to	$8.72	12,245	2.45%	1.25%	to	3.15%	-29.70%	to	-28.35%
2007	873	$11.69	to	$12.17	10,317	1.61%	1.25%	to	3.05%	3.65%	to	5.78%
2006	488	$11.22	to	$11.46	5,492	0.31%	1.49%	to	2.75%	6.53%	to	7.87%
20051	157	$10.53	to	$10.61	1,658	0.00%	1.49%	to	2.75%	5.36%	to	6.25%
AZL Fusion Conservative Fund
20096	15	$10.12	to	$10.15	154	2.63%	1.40%	to	3.30%	1.18%	to	1.54%
AZL Fusion Growth Fund
2009	2,897	$9.24	to	$10.13	27,791	2.28%	1.25%	to	3.30%	27.91%	to	30.55%
2008	2,803	$7.21	to	$7.76	20,841	1.56%	1.25%	to	3.15%	-40.84%	to	-39.70%
2007	1,990	$12.36	to	$12.86	24,767	0.51%	1.25%	to	3.05%	2.34%	to	4.43%
2006	1,430	$12.01	to	$12.27	17,222	0.07%	1.49%	to	2.75%	9.17%	to	10.55%
20051	448	$11.00	to	$11.10	4,941	0.00%	1.49%	to	2.75%	10.07%	to	11.00%
AZL Fusion Moderate Fund
2009	4,053	$9.60	to	$10.56	40,948	1.97%	1.25%	to	3.30%	25.55%	to	28.15%
2008	2,248	$7.72	to	$8.26	17,811	2.38%	1.25%	to	3.15%	-35.01%	to	-33.76%
2007	1,748	$11.96	to	$12.45	21,158	1.04%	1.25%	to	3.05%	3.10%	to	5.21%
2006	1,268	$11.54	to	$11.75	14,699	0.23%	1.49%	to	2.75%	7.72%	to	9.08%
20051	590	$10.71	to	$10.79	6,334	0.00%	1.49%	to	2.75%	7.13%	to	8.03%
AZL International Index Fund
20096	212	$9.73	to	$9.76	2,066	0.00%	1.25%	to	3.30%	-1.05%	to	-0.67%
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL JPMorgan U.S. Equity Fund
2009	699	$9.30	to	$10.40	6,835	0.36%	1.25%	to	3.30%	29.37%	to	32.05%
2008	430	$7.33	to	$7.88	3,215	1.02%	1.25%	to	3.15%	-40.59%	to	-39.44%
2007	388	$12.31	to	$13.01	4,840	0.54%	1.25%	to	3.05%	0.44%	to	2.65%
2006	420	$12.20	to	$12.61	5,154	0.56%	1.49%	to	2.75%	11.49%	to	12.90%
2005	323	$10.94	to	$11.17	3,552	0.00%	1.49%	to	2.75%	2.60%	to	3.90%
AZL MFS Investors Trust Fund
2009	904	$12.08	to	$13.24	11,374	0.03%	1.25%	to	3.30%	46.88%	to	49.92%
2008	537	$8.25	to	$8.83	4,552	0.12%	1.25%	to	3.15%	-41.97%	to	-40.85%
2007	257	$14.34	to	$14.93	3,716	0.19%	1.25%	to	3.05%	7.15%	to	9.35%
2006	201	$13.32	to	$13.60	2,684	0.00%	1.49%	to	2.75%	9.73%	to	11.12%
20051	76	$12.14	to	$12.24	926	0.25%	1.49%	to	2.75%	21.38%	to	22.40%
AZL Moderate Index Strategy Fund
20096	734	$10.03	to	$10.07	7,382	0.00%	1.25%	to	3.30%	1.36%	to	1.76%
AZL Money Market Fund
2009	4,283	$9.00	to	$11.26	43,597	0.23%	1.25%	to	3.30%	-3.04%	to	-1.03%
2008	5,375	$9.46	to	$11.37	54,199	2.35%	1.25%	to	3.15%	-0.74%	to	1.17%
2007	1,968	$9.73	to	$11.24	19,915	4.70%	1.25%	to	3.05%	1.64%	to	3.49%
2006	1,683	$9.54	to	$10.70	16,635	4.41%	1.40%	to	2.75%	1.62%	to	2.99%
2005	1,485	$9.39	to	$10.45	14,627	2.61%	1.40%	to	2.75%	-0.20%	to	1.15%
AZL OCC Growth Fund
20096	1	$10.36	to	$10.38	6	0.00%	1.40%	to	3.30%	3.40%	to	3.77%
AZL OCC Opportunity Fund
2009	419	$11.74	to	$13.54	5,222	0.00%	1.25%	to	3.30%	52.97%	to	56.14%
2008	287	$7.66	to	$8.77	2,323	0.00%	1.25%	to	3.15%	-48.80%	to	-47.81%
2007	250	$15.44	to	$16.81	3,925	0.00%	1.25%	to	3.05%	5.37%	to	8.33%
2006	396	$14.58	to	$15.46	5,832	0.00%	1.49%	to	2.75%	8.66%	to	10.03%
2005	156	$13.42	to	$14.05	2,113	0.00%	1.49%	to	2.75%	2.24%	to	3.53%
AZL S&P 500 Index Fund
2009	1,845	$7.14	to	$7.57	13,575	0.42%	1.25%	to	3.30%	21.29%	to	23.95%
2008	866	$5.91	to	$6.10	5,205	0.00%	1.25%	to	3.15%	-39.56%	to	-38.33%
20073	72	$9.79	to	$9.90	704	4.97%	1.25%	to	3.05%	-2.38%	to	-1.03%
AZL Schroder Emerging Markets Equity Fund CL 1
2009	204	$11.01	to	$11.03	2,247	0.33%	1.40%	to	1.49%	69.91%	to	70.06%
2008	220	$6.48	to	$6.49	1,424	0.00%	1.40%	to	1.49%	-52.53%	to	-52.49%
20073	2	$13.65	to	$13.65	23	0.00%	1.40%	to	1.49%	20.98%	to	21.05%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Schroder Emerging Markets Equity Fund CL 2
2009	1,365	$10.08	to	$10.87	14,195	0.23%	1.25%	to	3.30%	66.20%	to	69.64%
2008	852	$6.11	to	$6.41	5,296	0.15%	1.25%	to	3.15%	-53.38%	to	-52.49%
2007	1,042	$13.15	to	$13.49	13,766	0.02%	1.25%	to	3.05%	26.10%	to	28.69%
20062	373	$10.38	to	$10.47	3,880	0.30%	1.49%	to	2.75%	3.79%	to	4.67%
AZL Small Cap Stock Index Fund
2009	688	$7.43	to	$7.85	5,244	0.00%	1.25%	to	3.30%	20.79%	to	23.29%
2008	499	$6.19	to	$6.37	3,120	1.09%	1.25%	to	3.15%	-33.09%	to	-31.80%
20073	50	$9.25	to	$9.34	463	1.54%	1.25%	to	3.05%	-7.84%	to	-6.61%
AZL Turner Quantitative Small Cap Growth Fund
2009	182	$8.50	to	$9.31	1,613	0.00%	1.25%	to	3.30%	27.13%	to	29.77%
2008	129	$6.70	to	$7.17	888	0.00%	1.25%	to	3.15%	-45.11%	to	-44.06%
2007	77	$12.32	to	$12.82	952	0.00%	1.25%	to	3.05%	2.64%	to	4.75%
2006	69	$11.94	to	$12.19	824	0.00%	1.49%	to	2.75%	8.30%	to	9.67%
AZL Van Kampen Equity and Income Fund
2009	745	$10.47	to	$11.76	8,340	2.56%	1.25%	to	3.30%	18.86%	to	21.32%
2008	256	$8.82	to	$9.69	2,372	2.72%	1.25%	to	3.15%	-26.29%	to	-24.87%
2007	143	$12.21	to	$12.90	1,776	1.45%	1.25%	to	3.05%	-0.27%	to	1.92%
2006	137	$12.18	to	$12.60	1,689	1.02%	1.49%	to	2.75%	9.48%	to	10.86%
2005	105	$11.13	to	$11.33	1,170	0.00%	1.65%	to	2.75%	3.86%	to	5.18%
AZL Van Kampen Global Real Estate Fund
2009	664	$7.51	to	$8.06	5,117	1.64%	1.25%	to	3.30%	35.64%	to	38.45%
2008	259	$5.52	to	$5.82	1,462	1.80%	1.25%	to	3.15%	-47.52%	to	-46.51%
2007	185	$10.61	to	$10.88	1,977	0.39%	1.25%	to	3.05%	-11.63%	to	-9.82%
20062	283	$11.94	to	$12.04	3,388	2.72%	1.49%	to	2.75%	19.46%	to	20.46%
AZL Van Kampen Growth and Income Fund
2009	391	$9.81	to	$11.69	4,176	2.55%	1.25%	to	3.30%	19.63%	to	22.11%
2008	338	$8.18	to	$9.57	2,990	2.06%	1.25%	to	3.15%	-34.94%	to	-33.69%
2007	328	$13.06	to	$14.29	4,422	1.07%	1.25%	to	3.05%	-0.68%	to	2.43%
2006	424	$13.08	to	$14.12	5,701	0.83%	1.40%	to	2.75%	12.76%	to	14.29%
2005	324	$11.60	to	$12.35	3,839	0.38%	1.40%	to	2.75%	6.28%	to	7.72%
AZL Van Kampen International Equity Fund
2009	821	$15.02	to	$17.16	13,050	6.91%	1.25%	to	3.30%	22.22%	to	24.75%
2008	386	$12.63	to	$13.75	4,973	2.03%	1.25%	to	3.15%	-30.79%	to	-29.45%
2007	378	$18.18	to	$19.50	6,967	0.00%	1.25%	to	3.05%	6.27%	to	8.93%
2006	318	$17.01	to	$17.82	5,452	1.59%	1.49%	to	2.75%	17.97%	to	19.47%
2005	196	$14.42	to	$14.92	2,844	0.00%	1.49%	to	2.75%	8.62%	to	10.00%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Van Kampen Mid Cap Growth Fund
2009	1,016	$10.86	to	$12.95	12,001	0.00%	1.25%	to	3.30%	52.55%	to	55.71%
2008	761	$7.19	to	$8.32	5,843	0.31%	1.25%	to	3.15%	-50.12%	to	-49.16%
2007	1,158	$14.80	to	$16.36	17,475	0.01%	1.25%	to	3.05%	18.24%	to	21.93%
2006	325	$12.45	to	$13.44	4,145	0.00%	1.40%	to	2.75%	6.25%	to	7.69%
2005	201	$11.72	to	$12.48	2,404	0.00%	1.40%	to	2.75%	14.36%	to	15.91%
BlackRock Global Allocations V.I. Fund
2009	2,330	$9.19	to	$14.75	21,878	3.00%	1.25%	to	3.30%	16.99%	to	19.41%
20084	351	$7.84	to	$7.93	2,853	5.61%	1.25%	to	3.15%	-21.88%	to	-20.89%
Davis VA Financial Portfolio
2009	249	$8.01	to	$11.81	2,231	0.93%	1.25%	to	3.30%	36.60%	to	39.43%
2008	185	$5.84	to	$8.47	1,206	0.00%	1.25%	to	3.15%	-48.03%	to	-47.03%
2007	161	$11.33	to	$16.00	1,895	0.97%	1.25%	to	3.05%	-8.88%	to	-7.22%
2006	158	$12.39	to	$16.98	2,030	0.75%	1.49%	to	2.75%	15.30%	to	16.76%
2005	111	$10.75	to	$14.55	1,237	0.65%	1.49%	to	2.75%	5.45%	to	6.78%
Davis VA Value Portfolio
2009	28	$8.84	to	$10.75	272	0.81%	1.40%	to	2.75%	27.60%	to	29.22%
2008	36	$6.93	to	$8.32	273	0.74%	1.49%	to	2.75%	-41.95%	to	-41.21%
2007	55	$11.93	to	$14.16	719	0.70%	1.49%	to	2.75%	1.78%	to	3.08%
2006	108	$11.72	to	$13.73	1,348	0.77%	1.49%	to	2.75%	11.89%	to	13.30%
2005	120	$10.48	to	$12.12	1,330	0.96%	1.49%	to	2.75%	6.48%	to	7.83%
Franklin Growth and Income Securities Fund
2009	591	$22.06	to	$30.00	17,350	5.21%	1.25%	to	2.75%	23.12%	to	25.06%
2008	672	$17.92	to	$23.99	15,825	3.48%	1.25%	to	2.75%	-36.91%	to	-35.86%
2007	809	$28.40	to	$37.40	29,733	2.39%	1.25%	to	2.75%	-6.33%	to	-4.81%
2006	948	$30.32	to	$39.29	36,601	2.57%	1.40%	to	2.75%	13.60%	to	15.43%
2005	1,059	$26.70	to	$34.04	35,744	2.72%	1.40%	to	2.75%	0.71%	to	2.27%
Franklin High Income Securities Fund
2009	492	$18.06	to	$27.85	12,028	6.45%	1.25%	to	3.30%	38.06%	to	41.01%
2008	340	$14.51	to	$19.76	6,062	10.72%	1.25%	to	3.15%	-25.76%	to	-24.24%
2007	398	$19.70	to	$26.12	9,555	6.97%	1.25%	to	3.05%	0.09%	to	1.58%
2006	478	$19.72	to	$25.54	11,308	6.14%	1.40%	to	2.75%	6.41%	to	7.96%
2005	436	$18.53	to	$23.66	9,773	6.30%	1.40%	to	2.75%	0.52%	to	2.29%
Franklin Income Securities Fund
2009	1,034	$30.09	to	$46.41	42,517	8.29%	1.25%	to	3.30%	31.19%	to	34.00%
2008	1,039	$22.88	to	$34.66	32,473	5.39%	1.25%	to	3.15%	-31.84%	to	-30.39%
2007	983	$37.63	to	$49.89	45,280	3.56%	1.25%	to	3.05%	0.93%	to	2.56%
2006	1,008	$37.29	to	$48.33	45,754	3.63%	1.40%	to	2.75%	15.04%	to	16.83%
2005	1,019	$32.41	to	$41.37	40,583	3.53%	1.40%	to	2.75%	-1.14%	to	0.42%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Franklin Large Cap Growth Securities Fund
2009	343	$14.48	to	$17.90	5,812	1.61%	1.25%	to	2.75%	26.21%	to	28.23%
2008	387	$11.47	to	$13.96	5,145	1.48%	1.25%	to	2.75%	-36.31%	to	-35.30%
2007	469	$18.01	to	$21.58	9,665	0.87%	1.25%	to	2.75%	3.33%	to	5.04%
2006	576	$17.43	to	$20.54	11,306	0.86%	1.40%	to	2.75%	7.90%	to	9.63%
2005	662	$16.15	to	$18.74	12,037	0.68%	1.40%	to	2.75%	-1.68%	to	-0.10%
Franklin Real Estate Fund
2009	145	$26.98	to	$36.73	4,773	12.97%	1.25%	to	2.75%	15.85%	to	17.75%
2008	164	$23.29	to	$31.20	4,664	1.30%	1.25%	to	2.75%	-43.96%	to	-43.03%
2007	203	$41.56	to	$54.76	10,219	2.44%	1.25%	to	2.75%	-23.02%	to	-21.76%
2006	265	$53.99	to	$69.99	17,030	2.11%	1.40%	to	2.75%	17.32%	to	19.20%
2005	284	$46.01	to	$58.72	15,645	1.49%	1.40%	to	2.75%	10.40%	to	12.16%
Franklin Rising Dividends Securities Fund
2009	617	$24.22	to	$31.63	18,389	1.65%	1.25%	to	2.75%	14.16%	to	16.04%
2008	710	$21.22	to	$27.26	18,443	2.00%	1.25%	to	2.75%	-29.08%	to	-27.96%
2007	855	$29.92	to	$37.84	30,953	2.47%	1.25%	to	2.75%	-5.34%	to	-3.78%
2006	992	$31.61	to	$39.32	37,380	1.20%	1.40%	to	2.75%	13.95%	to	15.80%
2005	1,114	$27.74	to	$33.96	36,591	0.98%	1.40%	to	2.75%	0.63%	to	2.24%
Franklin Small Cap Value Securities Fund
2009	129	$12.99	to	$15.64	1,827	1.85%	1.40%	to	2.75%	25.65%	to	27.74%
2008	150	$10.34	to	$12.25	1,693	1.24%	1.40%	to	2.75%	-34.84%	to	-33.81%
2007	181	$15.87	to	$18.50	3,114	0.76%	1.40%	to	2.75%	-5.04%	to	-3.50%
2006	228	$16.71	to	$19.17	4,125	0.74%	1.40%	to	2.75%	13.82%	to	15.68%
2005	263	$14.68	to	$16.57	4,147	0.87%	1.40%	to	2.75%	5.82%	to	7.48%
Franklin Small-Mid Cap Growth Securities Fund
2009	211	$16.79	to	$20.83	4,250	0.00%	1.25%	to	2.75%	39.68%	to	41.95%
2008	239	$12.02	to	$14.67	3,420	0.00%	1.25%	to	2.75%	-44.06%	to	-43.15%
2007	292	$21.49	to	$25.81	7,335	0.00%	1.25%	to	2.75%	8.21%	to	9.95%
2006	365	$19.86	to	$23.47	8,316	0.00%	1.40%	to	2.75%	5.75%	to	7.44%
2005	444	$18.78	to	$21.84	9,508	0.00%	1.40%	to	2.75%	1.95%	to	3.63%
Franklin Templeton VIP Founding Funds Allocation Fund
2009	1,399	$7.20	to	$7.54	10,290	2.61%	1.25%	to	3.30%	26.02%	to	28.63%
2008	1,214	$5.70	to	$5.86	7,016	4.03%	1.25%	to	3.15%	-37.86%	to	-36.67%
2007	156	$9.18	to	$9.25	1,434	0.00%	1.25%	to	3.05%	-8.36%	to	-7.47%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Franklin U.S. Government Fund
2009	1,032	$18.96	to	$29.16	27,162	3.88%	1.25%	to	3.30%	-0.25%	to	1.90%
2008	946	$19.53	to	$28.64	25,009	4.87%	1.25%	to	3.15%	4.24%	to	6.41%
2007	898	$20.29	to	$26.96	22,936	4.79%	1.25%	to	3.05%	3.16%	to	10.40%
2006	1,058	$19.56	to	$25.37	25,641	4.47%	1.40%	to	2.75%	1.20%	to	2.86%
2005	1,282	$19.33	to	$24.67	30,472	4.28%	1.40%	to	2.75%	-0.37%	to	1.22%
Franklin Zero Coupon Fund 2010
2009	141	$30.08	to	$43.30	5,120	6.80%	1.25%	to	3.30%	-2.82%	to	-0.80%
2008	157	$28.90	to	$43.65	5,768	5.72%	1.25%	to	3.15%	4.15%	to	6.16%
2007	124	$31.02	to	$39.98	4,581	4.95%	1.25%	to	3.05%	5.11%	to	12.43%
2006	132	$29.36	to	$37.33	4,577	4.23%	1.40%	to	2.75%	-0.07%	to	1.29%
2005	131	$29.38	to	$36.85	4,593	3.94%	1.40%	to	2.75%	-1.21%	to	0.13%
JPMIT International Equity Fund
20095	1	$13.92	to	$13.92	10	1.52%	1.49%	to	1.49%	39.23%	to	39.23%
JPMorgan Insurance Trust U.S. Equity Portfolio
20095	1	$13.79	to	$13.79	12	0.00%	1.49%	to	1.49%	32.43%	to	32.43%
Mutual Global Discovery Securities Fund
2009	876	$19.93	to	$26.23	20,857	1.25%	1.25%	to	3.30%	19.31%	to	21.91%
2008	811	$16.67	to	$21.51	16,038	2.39%	1.25%	to	3.15%	-30.68%	to	-29.29%
2007	732	$25.68	to	$30.42	20,783	1.57%	1.25%	to	3.05%	8.23%	to	13.23%
2006	676	$23.61	to	$27.51	17,577	1.12%	1.40%	to	2.75%	19.73%	to	21.61%
2005	582	$19.72	to	$22.62	12,660	1.33%	1.40%	to	2.75%	12.83%	to	14.66%
Mutual Shares Securities Fund
2009	1,286	$14.50	to	$19.10	22,147	2.01%	1.25%	to	3.30%	21.96%	to	24.59%
2008	1,344	$11.86	to	$15.33	18,799	3.10%	1.25%	to	3.15%	-39.06%	to	-37.81%
2007	1,224	$20.79	to	$24.65	27,956	1.55%	1.25%	to	3.05%	0.13%	to	4.75%
2006	1,165	$20.65	to	$24.10	26,308	1.37%	1.40%	to	2.75%	15.18%	to	17.02%
2005	980	$17.93	to	$20.60	19,434	0.97%	1.40%	to	2.75%	7.56%	to	9.29%
OpCap Mid Cap Portfolio
2009	430	$7.77	to	$8.37	3,460	0.57%	1.25%	to	3.30%	34.24%	to	37.02%
2008	186	$5.85	to	$6.11	1,107	0.40%	1.25%	to	3.15%	-43.49%	to	-42.40%
2007	79	$10.35	to	$10.61	818	0.22%	1.25%	to	3.05%	3.99%	to	5.89%
20062	13	$9.92	to	$10.00	130	0.00%	1.49%	to	2.75%	-1.24%	to	-0.41%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Oppenheimer Global Securities Fund/VA
2009	104	$10.90	to	$12.66	1,202	2.19%	1.40%	to	2.75%	35.98%	to	37.70%
2008	112	$8.02	to	$9.19	953	1.60%	1.49%	to	2.75%	-41.81%	to	-41.07%
2007	150	$13.78	to	$15.60	2,160	1.49%	1.49%	to	2.75%	3.42%	to	4.74%
2006	210	$13.32	to	$14.89	2,918	1.02%	1.49%	to	2.75%	14.51%	to	15.96%
2005	220	$11.63	to	$12.84	2,651	1.05%	1.49%	to	2.75%	11.21%	to	12.62%
Oppenheimer High Income Fund/VA
2009	152	$2.96	to	$3.35	482	0.00%	1.25%	to	2.75%	21.92%	to	23.76%
2008	156	$2.43	to	$2.71	402	7.09%	1.25%	to	2.75%	-79.25%	to	-78.94%
2007	53	$11.71	to	$12.90	663	8.16%	1.25%	to	2.75%	-2.83%	to	-1.35%
2006	90	$12.05	to	$13.11	1,141	7.80%	1.49%	to	2.75%	6.46%	to	7.81%
2005	188	$11.32	to	$12.16	2,210	7.61%	1.49%	to	2.75%	-0.45%	to	0.80%
Oppenheimer Main Street Fund/VA
2009	176	$7.83	to	$8.64	1,436	1.87%	1.40%	to	2.75%	24.81%	to	26.39%
2008	196	$6.27	to	$6.84	1,280	1.52%	1.49%	to	2.75%	-40.14%	to	-39.38%
2007	213	$10.48	to	$11.31	2,309	1.07%	1.49%	to	2.75%	1.58%	to	2.87%
2006	291	$10.31	to	$11.01	3,095	1.16%	1.49%	to	2.75%	11.91%	to	13.33%
2005	344	$9.22	to	$9.73	3,248	1.35%	1.49%	to	2.75%	3.11%	to	4.41%
PIMCO VIT All Asset Portfolio
2009	470	$11.67	to	$13.58	5,980	8.40%	1.25%	to	3.30%	17.63%	to	20.06%
2008	254	$10.04	to	$11.34	2,737	6.74%	1.25%	to	3.15%	-18.46%	to	-16.89%
2007	166	$12.83	to	$13.67	2,193	7.39%	1.25%	to	3.05%	5.06%	to	6.97%
2006	176	$12.39	to	$12.81	2,200	5.13%	1.49%	to	2.75%	1.83%	to	3.12%
2005	250	$12.17	to	$12.42	3,060	5.55%	1.49%	to	2.75%	3.35%	to	4.66%
PIMCO VIT Commodity RealReturn Strategy Portfolio
2009	862	$9.18	to	$9.98	8,160	6.35%	1.25%	to	3.30%	36.93%	to	39.77%
2008	426	$6.69	to	$7.14	2,930	4.84%	1.25%	to	3.15%	-45.54%	to	-44.49%
2007	172	$12.36	to	$12.87	2,146	4.84%	1.25%	to	3.05%	19.52%	to	21.70%
2006	143	$10.31	to	$10.53	1,479	4.70%	1.49%	to	2.75%	-5.72%	to	-4.53%
20051	75	$10.94	to	$11.03	823	3.40%	1.49%	to	2.75%	9.20%	to	10.11%
PIMCO VIT Emerging Markets Bond Portfolio
2009	396	$12.19	to	$13.42	5,087	5.80%	1.25%	to	3.30%	26.35%	to	28.97%
2008	144	$9.83	to	$10.40	1,445	6.54%	1.25%	to	3.15%	-17.25%	to	-15.66%
2007	103	$11.85	to	$12.34	1,235	5.76%	1.25%	to	3.05%	2.63%	to	4.50%
2006	70	$11.51	to	$11.76	816	5.25%	1.49%	to	2.75%	6.32%	to	7.66%
20051	18	$10.83	to	$10.92	198	3.24%	1.49%	to	2.75%	8.22%	to	9.12%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
PIMCO VIT Global Bond Portfolio
2009	240	$10.84	to	$11.85	2,721	3.13%	1.25%	to	3.30%	13.07%	to	15.41%
2008	171	$9.66	to	$10.26	1,686	3.33%	1.25%	to	3.15%	-3.93%	to	-2.08%
2007	99	$10.07	to	$10.48	1,005	3.39%	1.25%	to	3.05%	6.43%	to	8.38%
2006	44	$9.43	to	$9.61	420	3.46%	1.49%	to	2.75%	1.82%	to	3.11%
20051	7	$9.26	to	$9.33	63	0.00%	1.65%	to	2.75%	-7.27%	to	-6.49%
PIMCO VIT Global Multi-Asset Portfolio
20096	79	$9.98	to	$10.01	795	1.08%	1.40%	to	3.30%	0.34%	to	0.70%
PIMCO VIT High Yield Portfolio
2009	668	$12.43	to	$14.93	9,064	8.59%	1.25%	to	3.30%	34.31%	to	38.69%
2008	254	$9.44	to	$10.78	2,528	7.88%	1.25%	to	3.15%	-25.92%	to	-24.49%
2007	239	$12.85	to	$14.14	3,190	7.00%	1.25%	to	3.05%	0.39%	to	2.22%
2006	276	$12.76	to	$13.86	3,630	6.93%	1.40%	to	2.75%	6.15%	to	7.59%
2005	286	$12.02	to	$12.88	3,518	6.58%	1.40%	to	2.75%	1.31%	to	2.68%
PIMCO VIT Real Return Portfolio
2009	921	$11.73	to	$13.32	11,481	3.13%	1.25%	to	3.30%	14.55%	to	16.92%
2008	685	$10.33	to	$11.39	7,378	3.51%	1.25%	to	3.15%	-9.94%	to	-8.21%
2007	540	$11.57	to	$12.30	6,396	4.70%	1.25%	to	3.05%	7.33%	to	9.29%
2006	621	$10.75	to	$11.26	6,778	4.26%	1.49%	to	2.75%	-2.01%	to	-0.77%
2005	570	$10.97	to	$11.34	6,319	2.84%	1.49%	to	2.75%	-0.66%	to	0.59%
PIMCO VIT Total Return Portfolio
2009	1,791	$13.40	to	$17.42	27,988	5.03%	1.25%	to	3.30%	10.37%	to	12.65%
2008	925	$12.53	to	$15.49	12,759	4.44%	1.25%	to	3.15%	1.54%	to	3.50%
2007	682	$12.44	to	$14.75	9,028	4.82%	1.25%	to	3.05%	5.48%	to	7.40%
2006	716	$11.76	to	$13.52	8,883	4.44%	1.40%	to	2.75%	1.04%	to	2.41%
2005	678	$11.64	to	$13.21	8,292	3.44%	1.40%	to	2.75%	-0.32%	to	1.03%
Seligman Global Technology Portfolio
2009	1	$7.23	to	$7.23	7	0.00%	1.49%	to	1.49%	59.97%	to	59.97%
2008	1	$4.52	to	$4.52	5	0.00%	1.49%	to	1.49%	-41.14%	to	-41.14%
2007	1	$7.68	to	$7.68	8	0.00%	1.49%	to	1.49%	13.73%	to	13.73%
2006	1	$6.75	to	$6.75	9	0.00%	1.49%	to	1.49%	16.18%	to	16.18%
2005	1	$5.81	to	$5.81	8	0.00%	1.49%	to	1.49%	6.54%	to	6.54%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Seligman Small-Cap Value Portfolio
2009	41	$14.45	to	$22.30	655	0.00%	1.40%	to	2.75%	31.79%	to	33.46%
2008	49	$10.96	to	$16.71	589	0.00%	1.49%	to	2.75%	-41.18%	to	-40.43%
2007	79	$18.64	to	$28.05	1,579	0.00%	1.49%	to	2.75%	1.30%	to	2.59%
2006	100	$18.40	to	$27.35	1,964	0.00%	1.49%	to	2.75%	17.97%	to	19.46%
2005	106	$15.60	to	$22.89	1,746	10.45%	1.49%	to	2.75%	-6.58%	to	-5.39%
SP International Growth Portfolio
2009	33	$5.92	to	$6.69	212	1.03%	1.25%	to	2.75%	32.74%	to	34.74%
2008	46	$4.46	to	$4.97	218	1.55%	1.25%	to	2.75%	-51.83%	to	-51.10%
2007	55	$9.26	to	$10.19	529	0.43%	1.25%	to	2.75%	15.88%	to	17.64%
2006	49	$7.99	to	$8.67	408	1.54%	1.40%	to	2.75%	16.92%	to	18.51%
2005	52	$6.84	to	$7.32	367	0.29%	1.40%	to	2.75%	12.66%	to	14.19%
SP Strategic Partners Focused Growth Portfolio
2009	53	$6.16	to	$6.96	344	0.00%	1.25%	to	2.75%	39.49%	to	41.60%
2008	53	$4.41	to	$4.92	246	0.00%	1.25%	to	2.75%	-40.21%	to	-39.31%
2007	48	$7.38	to	$8.12	370	0.00%	1.25%	to	2.75%	11.55%	to	13.24%
2006	65	$6.62	to	$7.18	448	0.00%	1.40%	to	2.75%	-3.78%	to	-2.48%
2005	80	$6.88	to	$7.36	563	0.00%	1.40%	to	2.75%	11.72%	to	13.23%
Templeton Foreign Securities Fund
2009	531	$20.08	to	$26.34	13,353	3.58%	1.25%	to	2.75%	33.32%	to	35.43%
2008	590	$15.06	to	$19.45	11,026	2.59%	1.25%	to	2.75%	-42.00%	to	-41.07%
2007	678	$25.97	to	$33.00	21,594	2.14%	1.25%	to	2.75%	12.31%	to	14.17%
2006	777	$23.12	to	$28.90	21,679	1.38%	1.40%	to	2.75%	18.16%	to	20.01%
2005	814	$19.57	to	$24.08	19,137	1.29%	1.40%	to	2.75%	7.19%	to	8.94%
Templeton Global Asset Allocation Fund
2009	26	$20.67	to	$20.95	551	9.98%	1.40%	to	1.49%	20.01%	to	20.51%
2008	31	$17.17	to	$17.38	536	10.70%	1.40%	to	1.49%	-26.21%	to	-26.01%
2007	33	$23.23	to	$23.49	781	16.91%	1.40%	to	1.49%	8.38%	to	8.78%
2006	38	$21.37	to	$21.60	819	7.26%	1.40%	to	1.49%	19.32%	to	19.71%
2005	45	$17.87	to	$18.04	816	3.97%	1.40%	to	1.49%	2.32%	to	2.41%
Templeton Global Bond Securities Fund
2009	318	$26.61	to	$41.08	11,428	13.96%	1.25%	to	3.30%	14.83%	to	17.33%
2008	209	$23.11	to	$35.01	6,613	4.97%	1.25%	to	3.15%	2.90%	to	4.98%
2007	140	$25.30	to	$33.35	4,446	2.76%	1.25%	to	3.05%	7.48%	to	15.16%
2006	115	$29.91	to	$30.40	3,501	3.17%	1.40%	to	1.49%	11.11%	to	11.57%
2005	133	$26.83	to	$27.24	3,626	6.34%	1.40%	to	1.49%	-4.51%	to	-4.26%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Templeton Growth Securities Fund
2009	778	$16.07	to	$22.29	15,603	3.30%	1.25%	to	3.30%	26.85%	to	29.51%
2008	861	$12.63	to	$17.21	13,480	1.89%	1.25%	to	3.15%	-44.12%	to	-42.94%
2007	812	$24.54	to	$30.17	22,689	1.44%	1.25%	to	3.05%	-0.96%	to	4.43%
2006	787	$24.64	to	$29.84	21,966	1.40%	1.40%	to	2.75%	18.51%	to	20.51%
2005	717	$20.80	to	$24.76	17,119	1.19%	1.40%	to	2.75%	5.92%	to	7.55%
Van Kampen LIT Capital Growth Portfolio
2009	-	$7.23	to	$7.23	4	0.00%	1.40%	to	1.49%	63.19%	to	63.34%
2008	-	$4.43	to	$4.43	2	0.00%	1.40%	to	1.49%	-49.87%	to	-49.82%
2007	1	$8.84	to	$8.84	5	0.00%	1.40%	to	1.49%	14.91%	to	15.01%
2006	1	$7.69	to	$7.73	9	0.00%	1.40%	to	1.49%	1.11%	to	1.20%
2005	2	$7.61	to	$7.64	12	0.00%	1.40%	to	1.49%	6.05%	to	6.15%

* These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as M&E and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest. Net investment income ratios may be calculated by applying applicable expense ratios.

** These ratios represent the annualized contract expenses of the variable account, consisting of M&E and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect contract expenses of the variable account. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period and is not annualized.

**** Units Outstanding excludes units for annuitized contracts.  Total Net Assets includes the net assets of the annuitized contracts.  Total net assets of annuitized contracts at December 31, 2009 and 2008, are $903 and $795, respectively.

1.      Period from May 2, 2005 (fund commencement) to December 31, 2005
2.      Period from May 2, 2006 (fund commencement) to December 31, 2006
3.      Period from May 1, 2007 (fund commencement) to December 31, 2007
4.      Period from May 1, 2008 (fund commencement) to December 31, 2008
5.      Period from April 23, 2009 (fund commencement) to December 31, 2009
6.      Period from October 23, 2009 (fund commencement) to December 31, 2009

7.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued. No material subsequent events have occurred since December 31, 2009 that requires adjustment to the financial statements.